Report of Independent Registered Public Accounting Firm

To the Board of Directors of Equitable Financial Life Insurance Company and the Contractowners of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), Separate Account No. 3 (Pooled) and Separate Account No. 66

Opinions on the Financial Statements

We have audited the accompanying (1) statements of assets and liabilities, including the portfolios of investments, of Separate Account No. 10 (Pooled), Separate Account No. 4 (Pooled), and Separate Account No. 3 (Pooled) (hereafter collectively referred to as the “Pooled Separate Accounts”) as of December 31, 2021, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2021, and (2) statements of assets and liabilities of each of the variable investment options of Separate Account No. 66 indicated in the table below as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, (1) the financial position of each of the Pooled Separate Accounts as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2021, and (2) the financial position of each of the variable investment options of Separate Account No. 66 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 RETIREMENT 2020(1)	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY(1)
1290 RETIREMENT 2025(1)	EQ/JANUS ENTERPRISE(1)
1290 RETIREMENT 2030(1)	EQ/JP MORGAN VALUE OPPORTUNITIES(1)
1290 RETIREMENT 2035(1)	EQ/LARGE CAP GROWTH INDEX(1)
1290 RETIREMENT 2040(1)	EQ/LARGE CAP GROWTH MANAGED VOLATILITY(1)
1290 RETIREMENT 2045(1)	EQ/LARGE CAP VALUE MANAGED VOLATILITY(1)
1290 RETIREMENT 2050(1)	EQ/MFS INTERNATIONAL GROWTH(1)
1290 RETIREMENT 2055(1)	EQ/MID CAP INDEX(1)
1290 RETIREMENT 2060(1)	EQ/MID CAP VALUE MANAGED VOLATILITY(1)
1290 VT DOUBLELINE DYNAMIC ALLOCATION(1)	EQ/MODERATE ALLOCATION(1)
1290 VT EQUITY INCOME(1)	EQ/MODERATE-PLUS ALLOCATION(1)
1290 VT GAMCO MERGERS & ACQUISITIONS(1)	EQ/MONEY MARKET(1)
1290 VT GAMCO SMALL COMPANY VALUE(1)	EQ/PIMCO GLOBAL REAL RETURN(1)
1290 VT SMALL CAP VALUE(2)	EQ/PIMCO ULTRA SHORT BOND(1)
1290 VT SOCIALLY RESPONSIBLE(1)	EQ/QUALITY BOND PLUS(1)
EQ/AB SMALL CAP GROWTH(1)	EQ/SMALL COMPANY INDEX(1)
EQ/AGGRESSIVE ALLOCATION(1)	EQ/T. ROWE PRICE GROWTH STOCK(1)
EQ/ALL ASSET GROWTH ALLOCATION(1)	EQ/VALUE EQUITY(1)
EQ/CAPITAL GROUP RESEARCH(1)	MULTIMANAGER CORE BOND(1)
EQ/CLEARBRIDGE LARGE CAP GROWTH(1)	MULTIMANAGER TECHNOLOGY (1)
EQ/CONSERVATIVE ALLOCATION(1)	TARGET 2015 ALLOCATION(1)
EQ/CONSERVATIVE-PLUS ALLOCATION(1)	TARGET 2025 ALLOCATION(1)
EQ/CORE PLUS BOND(1)	TARGET 2035 ALLOCATION(1)
EQ/EQUITY 500 INDEX(1)	TARGET 2045 ALLOCATION(1)
EQ/GLOBAL EQUITY MANAGED VOLATILITY(1)	TARGET 2055 ALLOCATION(1)
EQ/INTERMEDIATE GOVERNMENT BOND(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO(1)
EQ/INTERNATIONAL CORE MANAGED VOLATILITY(1)	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO(1)
EQ/INTERNATIONAL EQUITY INDEX(1)

(1)   Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020

(2)   Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period June 12, 2020 (commencement of operations) through December 31, 2020

FSA-1

Basis for Opinions

These financial statements are the responsibility of the Equitable Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the Pooled Separate Accounts and variable investment options of Separate Account No. 66 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the Pooled Separate Accounts and variable investment options of Separate Account No. 66 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the custodians, the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 15, 2022

We have served as the auditor of Separate Account No. 10 (Pooled) since 1993. We have served as the auditor of Separate Account No. 4 (Pooled) since 1993. We have served as the auditor of Separate Account No. 3 (Pooled) since 1993. We have served as the auditor of one or more of the variable investment options of Separate Account No. 66 since 1997.

FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $9,218,290)		$12,489,349
Long-term debt securities — at fair value (amortized cost: $7,267,995)		7,536,082
Short-term debt securities — at fair value (amortized cost: $773,106)		773,106
Cash		329,995
Foreign cash (cost: $7,362)		7,351
Receivable for investment securities sold		176,427
Interest and dividends receivable		51,988
Fees receivable from Contractowners		12,362
Due from Equitable Financial’s General Account		5,449

Total assets		21,382,109

Liabilities:
Payable for investments securities purchased		703,374
Asset management fee payable		20,294
Accrued custody and bank fees		21,068
Due to other separate account		1,009
Accrued expenses		2,823

Total liabilities		748,568

Net Assets Attributable to Contractowners or in Accumulation		$20,633,541

	Units Outstanding	Unit Values
Institutional*	0.63	$59,199.76
RIA	2,117	515.45
MRP	156,959	123.32
EPP	277	552.39

The accompanying notes are an integral part of these financial statements.

*	Units outstanding shown unrounded due to fractional unit value.

FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Income (Note 2):
Dividends (net of foreign taxes withheld of $13,975)	$225,209
Interest	156,284

Total investment income	381,493

Expenses (Note 6):
Investment management fees	(103,788)
Custody and bank fees	(95,899)
Other operating expenses	(15,269)

Total expenses	(214,956)

Net Investment Income (Loss)	166,537

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Note 2):
Net realized gain (loss) from investments and foreign currency transactions	2,596,721
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(347,691)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	2,249,030

Net Increase (Decrease) in Net Assets Attributable to Operations	$2,415,567

The accompanying notes are an integral part of these financial statements.

FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$166,537	$263,929
Net realized gain (loss) on investments and foreign currency transactions	2,596,721	1,110,804
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(347,691)	1,153,345

Net increase (decrease) in assets attributable to operations	2,415,567	2,528,078

From Contractowners Transactions:
Contributions	969,281	1,347,652
Withdrawals	(3,904,309)	(5,896,322)
Asset management fees (Note 6)	(71,037)	(74,867)
Administrative fees (Note 6)	(125,106)	(136,293)

Net increase (decrease) in net assets attributable to contractowners transactions	(3,131,171)	(4,759,830)

Increase (Decrease) in Net Assets	(715,604)	(2,231,752)
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	21,349,145	23,580,897

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$20,633,541	$21,349,145

The accompanying notes are an integral part of these financial statements.

FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
COMMON STOCKS — 60.5%

Information Technology — 14.8%

Communications Equipment — 0.8%
Cisco Systems, Inc./Delaware	830	$52,597
Lumentum Holdings, Inc.(a)	384	40,616
Motorola Solutions, Inc.	139	37,766
Telefonaktiebolaget LM Ericsson — Class B	3,749	41,170

		172,149

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	394	16,245
IPG Photonics Corp.(a)	59	10,156
Keyence Corp.	100	62,808

		89,209

IT Services — 2.5%
Accenture PLC — Class A	212	87,885
Adyen NV(a)	6	15,732
Akamai Technologies, Inc.(a)	662	77,480
Automatic Data Processing, Inc.	86	21,206
Cognizant Technology Solutions Corp. — Class A	456	40,456
Fidelity National Information Services, Inc.	100	10,915
International Business Machines Corp.	368	49,187
Mastercard, Inc. — Class A	140	50,305
PayPal Holdings, Inc.(a)	133	25,081
Shopify, Inc. — Class A(a)	19	26,198
Snowflake, Inc.(a)	139	47,086
Visa, Inc. — Class A	301	65,230

		516,761

Semiconductors & Semiconductor Equipment — 4.1%
Advanced Micro Devices, Inc.(a)	352	50,653
Analog Devices, Inc.	282	49,567
Applied Materials, Inc.	360	56,649
ASML Holding NV	125	100,013
Broadcom, Inc.	134	89,165
Intel Corp.	1,406	72,409
Lam Research Corp.	25	17,979
NVIDIA Corp.	527	154,996
NXP Semiconductors NV	188	42,823
ON Semiconductor Corp.(a)	598	40,616
QUALCOMM, Inc.	249	45,534
Texas Instruments, Inc.	344	64,834
Tokyo Electron Ltd.	100	57,495

		842,733

Software — 4.1%
Adobe, Inc.(a)	125	70,882
Citrix Systems, Inc.	126	11,918
CommVault Systems, Inc.(a)	306	21,090
Intuit, Inc.	56	36,020
Microsoft Corp.	1,402	471,521
NortonLifeLock, Inc.	571	14,835
Oracle Corp.	250	21,802
salesforce.com, Inc.(a)	146	37,103
SAP SE	110	15,624
ServiceNow, Inc.(a)	83	53,876
VMware, Inc. — Class A	727	84,245

		838,916

Company	Shares	U.S. $ Value
Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	3,336	$592,374
Western Digital Corp.(a)	134	8,738

		601,112

Total Information Technology		3,060,880

Financials — 8.5%

Banks — 3.7%
Bank Leumi Le-Israel BM	3,573	38,282
Bank of America Corp.	1,330	59,172
Bank of Ireland Group PLC(a)	1,984	11,223
Bank of Montreal	402	43,343
Bank of Nova Scotia (The)	688	48,775
BNP Paribas SA	691	47,722
Citigroup, Inc.	682	41,186
Commonwealth Bank of Australia	323	23,728
Erste Group Bank AG	1,827	85,553
HSBC Holdings PLC	9,048	54,680
JPMorgan Chase & Co.	547	86,617
Jyske Bank A/S(a)	753	38,685
Mitsubishi UFJ Financial Group, Inc.	7,700	41,860
National Australia Bank Ltd.	930	19,514
Nordea Bank Abp	5,930	72,196
Royal Bank of Canada	232	24,657
Toronto-Dominion Bank (The)	434	33,321

		770,514

Capital Markets — 1.9%
BlackRock, Inc. — Class A	30	27,467
Blackstone Group, Inc.	351	45,416
Brookfield Asset Management, Inc. — Class A	768	46,445
CME Group, Inc. — Class A	80	18,277
Credit Suisse Group AG (REG)	1,183	11,471
Goldman Sachs Group, Inc. (The)	233	89,134
Julius Baer Group Ltd.	100	6,688
London Stock Exchange Group PLC	388	36,523
Moody’s Corp.	120	46,870
Morgan Stanley	445	43,681
Partners Group Holding AG	16	26,414

		398,386

Consumer Finance — 0.3%
American Express Co.	176	28,794
Capital One Financial Corp.	270	39,174

		67,968

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. — Class B(a)	372	111,228
Groupe Bruxelles Lambert SA	409	45,628

		156,856

Insurance — 1.6%
AIA Group Ltd.	2,200	22,208
Allianz SE (REG)	212	50,061
Aon PLC	143	42,980
Chubb Ltd.	257	49,681
Everest Re Group Ltd.	165	45,197
MetLife, Inc.	856	53,491
Suncorp Group Ltd.	7,016	56,448

		320,066

FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Thrifts & Mortgage Finance — 0.2%
BankUnited, Inc.	1,052	$44,510

Total Financials		1,758,300

Consumer Discretionary — 8.4%

Auto Components — 0.5%
Faurecia SE	1,315	62,491
Goodyear Tire & Rubber Co. (The)(a)	601	12,813
Toyo Tire Corp.	1,900	29,630

		104,934

Automobiles — 2.0%
Daimler AG	490	37,663
Ford Motor Co.	2,261	46,961
Stellantis NV	549	10,404
Suzuki Motor Corp.	800	30,817
Tesla, Inc.(a)	194	205,015
Toyota Motor Corp.	3,900	72,004

		402,864

Diversified Consumer Services — 0.1%
Service Corp. International/US	372	26,408

Hotels, Restaurants & Leisure — 0.9%
Aristocrat Leisure Ltd.	1,076	34,110
Compass Group PLC(a)	361	8,133
Entain PLC(a)	1,570	35,909
Galaxy Entertainment Group Ltd.(a)	2,000	10,377
McDonald’s Corp.	147	39,406
Restaurant Brands International, Inc.	177	10,740
Starbucks Corp.	409	47,841

		186,516

Household Durables — 0.7%
PulteGroup, Inc.	946	54,073
Sony Group Corp.	500	63,071
TopBuild Corp.(a)	111	30,626

		147,770

Internet & Direct Marketing Retail — 1.6%
Amazon.com, Inc.(a)	92	306,759
eBay, Inc.	223	14,830

		321,589

Multiline Retail — 0.4%
Cie Financiere Richemont SA	284	42,442
Target Corp.	188	43,511

		85,953

Specialty Retail — 1.0%
AutoZone, Inc.(a)	34	71,277
Home Depot, Inc. (The)	150	62,252
Lowe’s Cos., Inc.	107	27,657
TJX Cos., Inc. (The)	712	54,055

		215,241

Textiles, Apparel & Luxury Goods — 1.2%
Carter’s, Inc.	663	67,109
Kering SA	16	12,823
LVMH Moet Hennessy Louis Vuitton SE	89	73,469
NIKE, Inc. — Class B	253	42,167
Pandora A/S	117	14,535
Tapestry, Inc.	1,025	41,615

		251,718

Total Consumer Discretionary		1,742,993

Company	Shares	U.S. $ Value
Health Care — 8.2%

Biotechnology — 1.2%
AbbVie, Inc.	460	$62,249
Amgen, Inc.	219	49,269
CSL Ltd.	218	46,075
Gilead Sciences, Inc.	453	32,892
Moderna, Inc.(a)	99	25,144
Regeneron Pharmaceuticals, Inc.(a)	61	38,523

		254,152

Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	448	63,051
Becton Dickinson and Co.	67	16,849
Edwards Lifesciences Corp.(a)	142	18,396
Intuitive Surgical, Inc.(a)	72	25,870
Koninklijke Philips NV	438	16,207
Medtronic PLC	193	19,966
Smith & Nephew PLC	575	10,042
Zimmer Biomet Holdings, Inc.	70	8,893

		179,274

Health Care Providers & Services — 1.9%
Anthem, Inc.	232	107,541
Centene Corp.(a)	195	16,068
Cigna Corp.	115	26,407
CVS Health Corp.	604	62,309
Henry Schein, Inc.(a)	181	14,033
Laboratory Corp. of America Holdings(a)	138	43,361
UnitedHealth Group, Inc.	223	111,977

		381,696

Health Care Technology — 0.0%
Change Healthcare, Inc.(a)	349	7,462

Life Sciences Tools & Services — 0.7%
Bio-Rad Laboratories, Inc. — Class A(a)	27	20,401
Danaher Corp.	80	26,321
Thermo Fisher Scientific, Inc.	139	92,746

		139,468

Pharmaceuticals — 3.5%
AstraZeneca PLC	313	36,573
Bristol-Myers Squibb Co.	766	47,760
Eli Lilly & Co.	181	49,996
GlaxoSmithKline PLC	1,748	38,084
Johnson & Johnson	681	116,499
Merck & Co., Inc.	584	44,758
Novartis AG (REG)	528	46,399
Novo Nordisk A/S — Class B	625	70,116
Pfizer, Inc.	1,624	95,897
Roche Holding AG	188	77,998
Sanofi	744	74,571
Zoetis, Inc.	119	29,039

		727,690

Total Health Care		1,689,742

Industrials — 6.0%

Aerospace & Defense — 0.5%
Airbus SE(a)	269	34,378
Hexcel Corp.(a)	529	27,402
L3Harris Technologies, Inc.	204	43,501

		105,281

FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Air Freight & Logistics — 0.4%
Deutsche Post AG	669	$43,015
United Parcel Service, Inc. — Class B	166	35,580

		78,595

Building Products — 0.1%
Otis Worldwide Corp.	249	21,680

Commercial Services & Supplies — 0.5%
ADT, Inc.	1,347	11,328
MillerKnoll, Inc.	263	10,307
Tetra Tech, Inc.	236	40,073
TOMRA Systems ASA	622	44,508

		106,216

Construction & Engineering — 0.2%
AECOM(a)	393	30,399
Dycom Industries, Inc.(a)	132	12,376

		42,775

Electrical Equipment — 0.4%
Prysmian SpA	381	14,315
Regal Rexnord Corp.	211	35,908
Schneider Electric SE (Paris)	77	15,121
Vertiv Holdings Co.	586	14,632

		79,976

Industrial Conglomerates — 0.5%
3M Co.	150	26,645
Hitachi Ltd.	700	37,880
Honeywell International, Inc.	114	23,770
Siemens AG (REG)	150	26,044

		114,339

Machinery — 1.9%
Alstom SA	274	9,719
Amada Co., Ltd.	4,000	39,565
Dover Corp.	337	61,199
Illinois Tool Works, Inc.	193	47,632
Oshkosh Corp.	640	72,134
Parker-Hannifin Corp.	175	55,671
Volvo AB — Class B	3,199	73,838
Xylem, Inc./NY	311	37,295

		397,053

Professional Services — 0.8%
Recruit Holdings Co., Ltd.	700	42,553
RELX PLC	1,187	38,498
Robert Half International, Inc.	737	82,190

		163,241

Road & Rail — 0.6%
Canadian National Railway Co.	327	40,224
Knight-Swift Transportation Holdings, Inc.	369	22,487
Norfolk Southern Corp.	114	33,939
Union Pacific Corp.	101	25,445

		122,095

Trading Companies & Distributors — 0.1%
Air Lease Corp.	297	13,136

Total Industrials		1,244,387

Company	Shares	U.S. $ Value
Communication Services — 4.9%

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	2,336	$57,466
Charter Communications, Inc. — Class A(a)	17	11,083
Comcast Corp. — Class A	1,453	73,130
Deutsche Telekom AG (REG)	677	12,549
Nippon Telegraph & Telephone Corp.	1,300	35,514
Verizon Communications, Inc.	974	50,609

		240,351

Entertainment — 0.7%
Activision Blizzard, Inc.	960	63,869
Electronic Arts, Inc.	137	18,070
Netflix, Inc.(a)	45	27,110
Walt Disney Co. (The)(a)	191	29,584

		138,633

Interactive Media & Services — 2.9%
Alphabet, Inc. — Class A(a)	70	202,793
Alphabet, Inc. — Class C(a)	75	217,019
Meta Platforms, Inc. — Class A(a)	560	188,356

		608,168

Wireless Telecommunication Services — 0.1%
SoftBank Group Corp.	300	14,366

Total Communication Services		1,001,518

Consumer Staples — 3.7%

Beverages — 0.9%
Asahi Group Holdings Ltd.	1,400	54,441
Carlsberg AS — Class B	99	17,071
Coca-Cola Co., (The)	667	39,493
Diageo PLC	469	25,660
Molson Coors Beverage Co. — Class B	292	13,534
PepsiCo, Inc.	168	29,183

		179,382

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	85	48,254
Koninklijke Ahold Delhaize NV	1,634	56,009
Seven & i Holdings Co., Ltd.	300	13,182
Walmart, Inc.	345	49,918

		167,363

Food Products — 0.7%
Hain Celestial Group, Inc. (The)(a)	286	12,187
Nestle SA (REG)	536	74,839
Nichirei Corp.	1,400	32,463
Nomad Foods Ltd.(a)	582	14,777
Salmar ASA	148	10,194

		144,460

Household Products — 0.2%
Procter & Gamble Co. (The)	224	36,642

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The) — Class A	52	19,251
L’Oreal SA	98	46,674
Unilever PLC	447	23,996

		89,921

FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Tobacco — 0.7%
Altria Group, Inc.	805	$38,149
British American Tobacco PLC	1,187	44,105
Philip Morris International, Inc.	638	60,610

		142,864

Total Consumer Staples		760,632

Energy — 2.1%

Oil, Gas & Consumable Fuels — 2.1%
BP PLC	5,864	26,292
Chevron Corp.	609	71,466
Enbridge, Inc.	808	31,606
ENEOS Holdings, Inc.	8,900	33,213
Exxon Mobil Corp.	1,300	79,547
Neste Oyj	205	10,078
Repsol SA	3,046	36,033
Royal Dutch Shell PLC — Class A	1,841	40,225
Royal Dutch Shell PLC — Class B	1,966	43,195
TotalEnergies SE	1,122	57,045

Total Energy		428,700

Materials — 1.7%

Chemicals — 1.2%
BASF SE	531	37,306
Koninklijke DSM NV	275	61,861
Linde PLC	111	38,454
Sherwin-Williams Co. (The)	125	44,020
Tosoh Corp.	4,200	62,329

		243,970

Metals & Mining — 0.5%
Agnico Eagle Mines Ltd.	165	8,777
BHP Group Ltd.	596	17,982
Reliance Steel & Aluminum Co.	109	17,682
Rio Tinto PLC	237	15,640
South32 Ltd.	19,740	57,691

		117,772

Total Materials		361,742

Utilities — 1.3%

Electric Utilities — 1.2%
Duke Energy Corp.	451	47,310
EDP-Energias de Portugal SA	2,194	12,038
Enel SpA	11,832	94,502
Iberdrola SA	3,217	38,043
NextEra Energy, Inc.	340	31,742
Southern Co. (The)	267	18,311

		241,946

Water Utilities — 0.1%
American Water Works Co., Inc.	89	16,809

Total Utilities		258,755

Real Estate — 0.9%

Equity Real Estate Investment Trusts (REITs) — 0.3%
Americold Realty Trust	369	12,100
Medical Properties Trust, Inc.	614	14,509
Mid-America Apartment Communities, Inc.	110	25,238

		51,847

Company	Shares	U.S. $ Value
Real Estate Management & Development — 0.6%
Aroundtown SA	6,326	$38,272
CBRE Group, Inc. — Class A(a)	783	84,963
Vonovia SE	120	6,618

		129,853

Total Real Estate		181,700

Total Common Stocks (cost $9,218,290)		12,489,349

	Principal Amount (000)
LONG-TERM DEBT SECURITIES — 36.6%

GOVERNMENTS – TREASURIES — 18.3%

United States — 18.3%
U.S. Treasury Bonds 1.75%, 08/15/2041	$157	152,488
1.875%, 02/15/2051	267	265,572
2.00%, 08/15/2051	53	54,488
2.25%, 08/15/2046	138	146,346
2.50%, 05/15/2046	7	8,209
2.75%, 08/15/2042	10	11,438
2.875%, 05/15/2043-11/15/2046	25	29,599
3.00%, 05/15/2042-05/15/2047	211	252,395
3.625%, 02/15/2044	7	9,143
4.375%, 02/15/2038	20	27,174
4.50%, 08/15/2039	55	77,816
4.625%, 02/15/2040	72	103,590
U.S. Treasury Notes 0.125%, 02/28/2023-08/31/2023	435	432,283
0.25%, 05/31/2025	82	79,978
0.375%, 11/30/2025	351	340,192
0.875%, 09/30/2026	52	50,713
1.25%, 11/30/2026-08/15/2031	174	172,500
1.375%, 11/15/2031	71	70,300
1.625%, 05/15/2026-05/15/2031	510	517,920
2.00%, 08/15/2025	329	339,487
2.25%, 04/30/2024	228	235,585
2.50%, 08/15/2023	393	404,832

Total Governments — Treasuries		3,782,048

CORPORATES – INVESTMENT GRADE — 9.6%(b)

Industrial — 6.5%

Basic — 0.3%
Glencore Funding LLC 4.125%, 05/30/2023	4	4,163
International Flavors & Fragrances, Inc. 1.832%, 10/15/2027	6	5,906
Suzano Austria GmbH 2.50%, 09/15/2028	19	18,341
3.75%, 01/15/2031	3	3,052
WRKCo., Inc. 4.00%, 03/15/2028	14	15,451
Yamana Gold, Inc. 2.63%, 08/15/2031	21	20,272

		67,185

FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Principal Amount (000)	U.S. $ Value
Capital Goods — 0.2%
Flowserve Corp. 2.80%, 01/15/2032	$13	$12,664
Parker-Hannifin Corp. 3.25%, 06/14/2029	6	6,355
Raytheon Technologies Corp. 4.125%, 11/16/2028	19	21,262
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	9	9,541

		49,822

Communications – Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050	3	3,363
5.125%, 07/01/2049	4	4,632
Comcast Corp. 4.15%, 10/15/2028	20	22,696
Discovery Communications LLC 4.65%, 05/15/2050	5	5,884
5.30%, 05/15/2049	3	3,793
Fox Corp. 4.709%, 01/25/2029	6	6,859
5.576%, 01/25/2049	10	13,637
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028	5	5,742
4.75%, 03/30/2030	30	34,913
Time Warner Cable LLC 4.50%, 09/15/2042	10	10,870

		112,389

Consumer Cyclical – Automotive — 0.4%
General Motors Co. 6.125%, 10/01/2025	5	5,749
General Motors Financial Co., Inc. 2.70%, 08/20/2027	10	10,229
4.30%, 07/13/2025	5	5,390
5.10%, 01/17/2024	20	21,446
5.25%, 03/01/2026	4	4,486
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025	24	25,148
Lear Corp. 3.50%, 05/30/2030	5	5,324
3.80%, 09/15/2027	10	10,900

		88,672

Consumer Cyclical – Other — 0.2%
Las Vegas Sands Corp. 3.90%, 08/08/2029	20	20,115
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025	15	16,892

		37,007

Consumer Cyclical – Retailers — 0.3%
Advance Auto Parts, Inc. 3.90%, 04/15/2030	29	31,737
Lowe’s Cos., Inc. 3.65%, 04/05/2029	8	8,768
Ross Stores, Inc. 4.70%, 04/15/2027	20	22,550

		63,055

	Principal Amount (000)	U.S. $ Value
Consumer Non-Cyclical — 1.4%
Ahold Finance USA LLC 6.875%, 05/01/2029	$24	$31,217
Altria Group, Inc. 3.40%, 05/06/2030	20	20,769
4.80%, 02/14/2029	5	5,647
AstraZeneca PLC 6.45%, 09/15/2037	10	14,744
Baptist Healthcare System Obligated Group Series 20B 3.54%, 08/15/2050	11	11,890
BAT Capital Corp. 2.259%, 03/25/2028	26	25,364
2.726%, 03/25/2031	5	4,856
Cigna Corp. 3.40%, 03/01/2027	23	24,749
3.75%, 07/15/2023	3	3,123
4.125%, 11/15/2025	10	10,948
4.375%, 10/15/2028	10	11,368
CVS Health Corp. 4.30%, 03/25/2028	3	3,369
5.05%, 03/25/2048	10	13,085
Laboratory Corp., of America Holdings 3.60%, 02/01/2025	10	10,561
Merck & Co., Inc. 1.70%, 06/10/2027	24	24,160
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10	9,783
Reynolds American, Inc. 5.85%, 08/15/2045	12	14,585
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	29	30,771
Sutter Health Series 20A 2.294%, 08/15/2030	17	16,997

		287,986

Energy — 1.5%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027	25	26,670
Boardwalk Pipelines LP 3.40%, 02/15/2031	9	9,285
BP Capital Markets America, Inc. 2.939%, 06/04/2051	26	25,117
Cenovus Energy, Inc. 4.40%, 04/15/2029	13	14,387
Continental Resources, Inc./OK 2.875%, 04/01/2032	13	12,658
5.75%, 01/15/2031	8	9,430
Devon Energy Corp. 5.60%, 07/15/2041	10	12,589
Enbridge Energy Partners LP 7.375%, 10/15/2045	14	21,829
Energy Transfer LP 4.75%, 01/15/2026	20	21,875
6.25%, 04/15/2049	4	5,231

FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Principal Amount (000)	U.S. $ Value
Energy (Continued)
Kinder Morgan Energy Partners LP 3.95%, 09/01/2022	$36	$36,483
Marathon Petroleum Corp. 5.125%, 12/15/2026	4	4,561
6.50%, 03/01/2041	4	5,517
ONEOK Partners LP 6.125%, 02/01/2041	3	3,800
ONEOK, Inc. 4.00%, 07/13/2027	21	22,713
6.35%, 01/15/2031	4	5,042
Phillips 66 4.30%, 04/01/2022	9	9,085
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	7	7,280
4.50%, 12/15/2026	8	8,782
Suncor Energy, Inc. 6.80%, 05/15/2038	12	16,858
TransCanada PipeLines Ltd. 2.366%, 05/15/2067(c)	13	11,127
6.10%, 06/01/2040	9	12,488
Williams Cos., Inc. (The) 3.90%, 01/15/2025	6	6,393

		309,200

Services — 0.4%
Booking Holdings, Inc. 4.625%, 04/13/2030	21	24,481
eBay, Inc. 3.80%, 03/09/2022	8	8,026
Expedia Group, Inc. 4.625%, 08/01/2027	9	10,058
Global Payments, Inc. 3.20%, 08/15/2029	7	7,288
IHS Markit Ltd. 4.25%, 05/01/2029	6	6,797
4.75%, 08/01/2028	4	4,625
Mastercard, Inc. 3.30%, 03/26/2027	6	6,489
Moody’s Corp. 4.25%, 02/01/2029	9	10,176

		77,940

Technology — 1.1%
Broadcom, Inc. 3.137%, 11/15/2035	2	2,010
3.187%, 11/15/2036	22	22,071
4.11%, 09/15/2028	8	8,778
4.15%, 11/15/2030	16	17,744
Fiserv, Inc. 3.50%, 07/01/2029	17	18,284
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	25	27,744
Infor, Inc. 1.75%, 07/15/2025	7	6,967
KLA Corp. 4.10%, 03/15/2029	4	4,526

	Principal Amount (000)	U.S. $ Value
Technology (Continued)
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	$21	$20,479
Micron Technology, Inc. 4.185%, 02/15/2027	12	13,175
5.327%, 02/06/2029	18	21,233
NXP BV/NXP Funding LLC 5.55%, 12/01/2028	6	7,183
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030	6	6,398
Oracle Corp. 2.875%, 03/25/2031	12	12,060
3.95%, 03/25/2051	13	13,527
VMware, Inc. 4.50%, 05/15/2025	20	21,804
Western Digital Corp. 2.85%, 02/01/2029	4	4,038

		228,021

Transportation – Airlines — 0.1%
Southwest Airlines Co. 5.25%, 05/04/2025	16	17,774

Total Industrial		1,339,051

Financial Institutions — 2.7%

Banking — 1.3%
Bank of America Corp. 2.299%, 07/21/2032	18	17,677
2.687%, 04/22/2032	7	7,110
Series X
6.25%, 09/05/2024(d)	16	17,240
Series Z
6.50%, 10/23/2024(d)	6	6,551
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)	2	2,140
Citigroup, Inc. 3.98%, 03/20/2030	9	9,928
4.075%, 04/23/2029	10	11,026
Series W
4.00%, 12/10/2025(d)	8	8,053
Series Y
4.15%, 11/15/2026(d)	3	3,048
Citizens Financial Group, Inc. 4.30%, 12/03/2025	24	26,097
Fifth Third Bancorp 3.50%, 03/15/2022	12	12,041
Series L
4.50%, 09/30/2025(d)	5	5,276
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032	5	4,923
2.615%, 04/22/2032	16	16,081
JPMorgan Chase & Co. 2.58%, 04/22/2032	24	24,299
Series I
3.599%, 04/30/2022(c)(d)	6	6,016
Series V
3.45%, 04/01/2022(c)(d)	14	14,007

FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Principal Amount (000)	U.S. $ Value
Banking (Continued)
Series Z
3.932%, 02/01/2022(c)(d)	$7	$7,010
Morgan Stanley Series G 3.772%, 01/24/2029	19	20,688
Series H
3.734%, 01/18/2022(c)(d)	3	3,001
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)	17	19,023
US Bancorp Series J 5.30%, 04/15/2027(d)	12	12,946
Wells Fargo & Co. 2.188%, 04/30/2026	7	7,132
3.584%, 05/22/2028	5	5,377
Series BB
3.90%, 03/15/2026(d)	9	9,208

		275,898

Brokerage — 0.1%
Charles Schwab Corp. (The)
Series G
5.375%, 06/01/2025(d)	12	13,089
Series I
4.00%, 06/01/2026(d)	11	11,252

		24,341

Finance — 0.5%
Air Lease Corp. 2.10%, 09/01/2028	2	1,934
2.875%, 01/15/2026	2	2,063
3.625%, 04/01/2027	2	2,105
4.625%, 10/01/2028	5	5,521
Aircastle Ltd. 2.85%, 01/26/2028	15	15,110
Aviation Capital Group LLC 1.95%, 01/30/2026	10	9,776
4.375%, 01/30/2024	4	4,197
5.50%, 12/15/2024	21	22,985
Synchrony Financial 2.875%, 10/28/2031	21	20,946
4.50%, 07/23/2025	6	6,487

		91,124

Insurance — 0.4%
Alleghany Corp. 3.625%, 05/15/2030	22	23,865
Anthem, Inc. 3.30%, 01/15/2023	11	11,298
Guardian Life Insurance Co., of America (The) 4.85%, 01/24/2077	13	16,878
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070	6	6,648
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039	5	8,639
Prudential Financial, Inc. 5.875%, 09/15/2042	19	19,433

		86,761

	Principal Amount (000)	U.S. $ Value
REITs — 0.4%
Digital Realty Trust LP 3.60%, 07/01/2029	$13	$14,124
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032	12	12,061
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025	10	10,611
Series J
2.90%, 12/15/2031	6	5,803
Rexford Industrial Realty LP 2.125%, 12/01/2030	19	18,116
Vornado Realty LP 3.40%, 06/01/2031	16	16,488

		77,203

Total Financial Institutions		555,327

Utility — 0.4%

Electric — 0.4%
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036	25	34,118
Enel Chile SA 4.875%, 06/12/2028	12	13,195
Entergy Corp. 1.90%, 06/15/2028	19	18,632
Exelon Corp. 5.10%, 06/15/2045	10	12,949

		78,894

Other Utility — 0.0%
American Water Capital Corp. 3.45%, 06/01/2029	5	5,397

Total Utility		84,291

Total Corporates — Investment Grade		1,978,669

MORTGAGE PASS-THROUGHS — 5.1%

Agency Fixed Rate 30-Year — 4.7%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 10/01/2049-11/01/2049	13	13,747
Series 2020
3.50%, 01/01/2050	27	29,615
Federal Home Loan Mortgage Corp. Gold
Series 2007
5.50%, 07/01/2035	3	3,438
Series 2016
4.00%, 02/01/2046	17	18,720
Series 2017
4.00%, 07/01/2044	13	14,035
Series 2018
4.50%, 10/01/2048-11/01/2048	31	33,824
5.00%, 11/01/2048	13	13,884
Federal National Mortgage Association
Series 2003
5.50%, 04/01/2033-07/01/2033	10	10,840
Series 2004
5.50%, 04/01/2034-01/01/2035	11	12,677

FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Principal Amount (000)	U.S. $ Value
Agency Fixed Rate 30-Year (Continued)
Series 2010
4.00%, 12/01/2040	$8	$8,334
Series 2012
3.50%, 02/01/2042-01/01/2043	56	60,512
Series 2013
3.50%, 04/01/2043	27	28,851
4.00%, 10/01/2043	30	33,031
Series 2015
3.00%, 02/01/2045	5	4,960
Series 2016
3.00%, 12/01/2046	81	85,593
Series 2018
3.50%, 05/01/2048	58	62,003
4.50%, 09/01/2048	33	35,591
Series 2019
3.50%, 11/01/2049	15	15,931
Series 2020
3.50%, 01/01/2050	24	26,331
Government National Mortgage Association Series 2016 3.00%, 12/20/2046	17	17,492
Uniform Mortgage-Backed Security
Series 2022
2.00%, 01/01/2052, TBA	85	84,781
2.50%, 01/01/2052, TBA	349	356,399

		970,589

Agency Fixed Rate 15-Year — 0.4%
Federal National Mortgage Association Series 2016 2.50%, 04/01/2031-01/01/2032	71	74,040

Total Mortgage Pass-Throughs		1,044,629

AGENCIES — 1.6%

Agency Debentures — 1.6%
Federal Home Loan Banks 1.375%, 02/17/2023	20	20,215
2.50%, 02/13/2024	20	20,722
Federal National Mortgage Association 6.25%, 05/15/2029	70	92,991
6.625%, 11/15/2030	145	204,583

Total Agencies		338,511

INFLATION-LINKED SECURITIES — 0.8%

United States — 0.8%
U.S. Treasury Inflation Index 0.125%, 01/15/2031 (TIPS)	9	10,109
0.375%, 01/15/2027 (TIPS)	124	156,292

Total Inflation-Linked Securities		166,401

	Principal Amount (000)	U.S. $ Value
LOCAL GOVERNMENTS – US MUNICIPAL BONDS — 0.5%

United States — 0.5%
City of New York Series 2021-D 1.923%, 08/01/2031	$10	$9,795
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023	10	10,053
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027	16	15,960
State of California Series 2010 7.625%, 03/01/2040	25	41,407
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	7	6,772
University of California Series 2021-B 3.071%, 05/15/2051	15	15,126

Total Local Governments — US Municipal Bonds		99,113

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%

Non-Agency Fixed Rate CMBS — 0.5%
Commercial Mortgage Trust Series 2015-PC1, Class A5 3.902%, 07/10/2050	38	40,719
UBS Commercial Mortgage Trust Series 2018-C10, Class A3 4.048%, 05/15/2051	20	21,897
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045	30	30,220

Total Commercial Mortgage-Backed Securities		92,836

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%

Non-Agency Fixed Rate — 0.2%
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.159%, 07/25/2036	11	9,482
United Wholesale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051	24	24,393

Total Collateralized Mortgage Obligations		33,875

Total Long-Term Debt Securities (amortized cost $7,267,995)		7,536,082

FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

	Principal Amount (000)	U.S. $ Value
SHORT-TERM INVESTMENTS — 3.7%

U.S. Treasury Bills — 3.7%
U.S. Treasury Bill Zero Coupon, 01/04/2022-11/03/2022 (cost $773,106)	$773	$773,106

Total Investments — 100.8%
(cost $17,259,391)		20,798,537
Other assets less liabilities — (0.8)%		(164,996)

Net Assets — 100.0%		$20,633,541

(a)	Non-income producing security.
(b)	Classification of investment grade and non-investment grade is unaudited.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2021.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

Glossary:

CMBS — Commercial Mortgage-Backed Securities

REG — Registered Shares

REIT — Real Estate Investment Trust

TBA — To Be Announced

TIPS — Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

FSA-14

SEPARATE ACCOUNT NO. 10 (POOLED)

PORTFOLIO OF INVESTMENTS (Concluded)

PORTFOLIO SUMMARY

DECEMBER 31, 2021

% of Total Investments*	Country Diversification
79.5%	United States
3.6%	Japan
2.9%	United Kingdom
2.1%	France
1.9%	Canada
1.6%	Netherlands
1.4%	Switzerland
1.4%	Australia
1.3%	Germany
0.7%	Denmark
0.6%	Sweden
0.5%	Italy
0.4%	Austria
2.1%	Other

100.0%

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2021. The Fund’s country breakdown is expressed as a percentage of each Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 0.4% or less in the following countries: Belgium, Brazil, Chile, China, Finland, Hong Kong, Ireland, Israel, Macau, Norway, Portugal, and Spain.

FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $52,295,584)	$118,927,081
Cash	1,033,351
Due from Equitable Financial’s General Account	4,392,177
Dividends receivable	27,553
Fees receivable from Contractowners	6,811
Due from other separate account	2,273

Total assets	124,389,246

Liabilities:
Asset management fee payable	22,803
Variation margin due to broker	2,750
Due to custodian	1,785
Accrued custody and bank fees	2,753
Accrued expenses	62,321

Total liabilities	92,412

Net Assets Attributable to Contractowners or in Accumulation	$124,296,834

Amount retained by Equitable Financial in Separate Account No. 4	$5,088,552
Net assets attributable to contractowners	55,182,619
Net assets allocated to contracts in payout period	64,025,663

Net Assets	$124,296,834

	Units Outstanding	Unit Values
Institutional	1,199	$56,392.53
RIA	967	5,185.85
MRP	25,010	1,984.06
EPP	381	5,380.83

The accompanying notes are an integral part of these financial statements.

FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Income (Note 2):
Dividends	$822,205
Other Income	1,418

Total investment income	823,623

Expenses (Note 6):
Investment management fees	(145,532)
Custody and bank fees	(16,725)
Other operating expenses	(60,624)

Total expenses	(222,881)

Net Investment Income (Loss)	600,742

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Note 2):
Net realized gain (loss) from investments	15,334,690
Net realized gain (loss) on futures contracts	217,094
Net change in unrealized appreciation (depreciation) of investments	10,896,935
Net change in unrealized appreciation (depreciation) on futures contracts	(2,199)

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	26,446,520

Net Increase (Decrease) in Net Assets Attributable to Operations	$27,047,262

The accompanying notes are an integral part of these financial statements.

FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets: From Operations:
Net Investment Income (Loss)	$600,742	$736,173
Net realized gain (loss) on investments and futures contracts	15,551,784	18,874,263
Net change in unrealized appreciation (depreciation) of investments and futures contracts	10,894,736	11,752,704

Net increase (decrease) in assets attributable to operations	27,047,262	31,363,140

From Contractowners Transactions:
Contributions	4,572,974	10,350,323
Withdrawals	(15,110,232)	(28,520,528)
Asset management fees (Note 6)	(84,697)	(71,223)
Administrative fees (Note 6)	(313,625)	(279,541)

Net increase (decrease) in net assets attributable to contractowners transactions	(10,935,580)	(18,520,969)

Net increase (decrease) in net assets attributable to Equitable Financial’s transactions	3,739,312	452,637

Increase (Decrease) in Net Assets	19,850,994	13,294,808
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	104,445,840	91,151,032

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$124,296,834	$104,445,840

The accompanying notes are an integral part of these financial statements.

FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
COMMON STOCKS — 95.7%

Information Technology — 44.0%

Communications Equipment — 0.1%
Arista Networks, Inc.(a)	1,078	$154,963
CommScope Holding Co., Inc.(a)	1,004	11,084
Ubiquiti, Inc.	29	8,894

		174,941

Electronic Equipment, Instruments & Components — 0.6%
Allegro MicroSystems, Inc.(a)	200	7,236
Amphenol Corp. — Class A	2,079	181,829
CDW Corp./DE	687	140,684
Cognex Corp.	856	66,563
Coherent, Inc.(a)	110	29,319
Corning, Inc.	1,288	47,952
IPG Photonics Corp.(a)	13	2,238
Jabil, Inc.	563	39,607
Keysight Technologies, Inc.(a)	407	84,050
Vontier Corp.	458	14,074
Zebra Technologies Corp. — Class A(a)	267	158,919

		772,471

IT Services — 6.4%
Accenture PLC — Class A	2,564	1,062,906
Automatic Data Processing, Inc.	1,961	483,543
Block, Inc. — Class A(a)	1,984	320,436
Broadridge Financial Solutions, Inc.	525	95,980
EPAM Systems, Inc.(a)	270	180,481
Euronet Worldwide, Inc.(a)	179	21,331
Fiserv, Inc.(a)	203	21,069
FleetCor Technologies, Inc.(a)	93	20,817
Gartner, Inc.(a)	407	136,068
Genpact Ltd.	45	2,389
Globant SA(a)	202	63,446
GoDaddy, Inc. — Class A(a)	85	7,213
Jack Henry & Associates, Inc.	96	16,031
Mastercard, Inc. — Class A	4,387	1,576,337
MongoDB, Inc.(a)	311	164,628
Okta, Inc.(a)	622	139,434
Paychex, Inc.	1,406	191,919
PayPal Holdings, Inc.(a)	5,891	1,110,925
Sabre Corp.(a)	1,588	13,641
Shift4 Payments, Inc. — Class A(a)	214	12,397
Snowflake, Inc.(a)	923	312,666
StoneCo Ltd. — Class A(a)	1,030	17,366
Switch, Inc. — Class A	573	16,411
Thoughtworks Holding, Inc.(a)	73	1,957
Twilio, Inc. — Class A(a)	234	61,622
Visa, Inc. — Class A	8,487	1,839,218
Western Union Co., (The) — Class W	506	9,027
WEX, Inc.(a)	150	21,059
Wix.com Ltd.(a)	266	41,972

		7,962,289

Semiconductors & Semiconductor Equipment — 8.4%
Advanced Micro Devices, Inc.(a)	6,067	873,041
Analog Devices, Inc.	1,071	188,250
Applied Materials, Inc.	4,589	722,125
Azenta Inc.	304	31,345
Broadcom, Inc.	2,002	1,332,151

Company	Shares	U.S. $ Value
Semiconductors & Semiconductor Equipment (Continued)
Enphase Energy, Inc.(a)	660	$120,740
Entegris, Inc.	674	93,403
GLOBALFOUNDRIES, Inc.(a)	139	9,031
KLA Corp.	768	330,325
Lam Research Corp.	714	513,473
Microchip Technology, Inc.	2,270	197,591
Micron Technology, Inc.(a)	775	72,191
MKS Instruments, Inc.	233	40,582
Monolithic Power Systems, Inc.	225	110,999
NVIDIA Corp.	11,995	3,527,849
NXP Semiconductors NV	407	92,707
ON Semiconductor Corp.(a)	1,147	77,904
QUALCOMM, Inc.	5,655	1,034,130
Skyworks Solutions, Inc.	389	60,350
Teradyne, Inc.	832	136,057
Texas Instruments, Inc.	2,871	541,097
Universal Display Corp.	216	35,647
Xilinx, Inc.	1,232	261,221

		10,402,209

Software — 17.2%
Adobe, Inc.(a)	2,394	1,357,542
Alteryx, Inc. — Class A(a)	294	17,787
Anaplan, Inc.(a)	703	32,233
ANSYS, Inc.(a)	182	73,004
Aspen Technology, Inc.(a)	340	51,748
Atlassian Corp. PLC — Class A(a)	683	260,421
Autodesk, Inc.(a)	1,104	310,434
Avalara, Inc.(a)	424	54,743
Bentley Systems, Inc.	690	33,348
Bill.com Holdings, Inc.(a)	395	98,414
C3.ai, Inc.(a)	45	1,406
Cadence Design Systems, Inc.(a)	1,376	256,418
CDK Global, Inc.	94	3,924
Citrix Systems, Inc.	220	20,810
Cloudflare, Inc. — Class A(a)	1,220	160,430
Coupa Software, Inc.(a)	366	57,846
Crowdstrike Holdings, Inc. — Class A(a)	987	202,088
Datadog, Inc. — Class A(a)	1,163	207,142
DocuSign, Inc.(a)	955	145,456
DoubleVerify Holdings, Inc.(a)	123	4,093
Dropbox, Inc. — Class A(a)	1,526	37,448
Duck Creek Technologies, Inc.(a)	80	2,409
Elastic NV(a)	348	42,835
Everbridge, Inc.(a)	191	12,860
Fair Isaac Corp.(a)	138	59,846
Five9, Inc.(a)	334	45,865
Fortinet, Inc.(a)	671	241,157
HubSpot, Inc.(a)	223	146,990
Informatica, Inc.(a)	122	4,512
Intuit, Inc.	1,280	823,322
Jamf Holding Corp.(a)	224	8,514
Mandiant, Inc.(a)	343	6,016
Manhattan Associates, Inc.(a)	168	26,122
McAfee Corp.	260	6,705
Microsoft Corp.(b)	37,786	12,708,187
nCino, Inc.(a)	280	15,361
NCR Corp.(a)	216	8,683
New Relic, Inc.(a)	258	28,370
NortonLifeLock, Inc.	729	18,939

FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Software (Continued)
Nuance Communications, Inc.(a)	542	$29,983
Nutanix, Inc. — Class A(a)	964	30,713
Oracle Corp.	7,875	686,779
Palantir Technologies, Inc.(a)	8,136	148,157
Palo Alto Networks, Inc.(a)	478	266,131
Paycom Software, Inc.(a)	254	105,458
Paycor HCM, Inc.(a)	117	3,371
Paylocity Holding Corp.(a)	187	44,162
Pegasystems, Inc.	192	21,469
Procore Technologies, Inc.(a)	36	2,879
PTC, Inc.(a)	527	63,846
RingCentral, Inc. — Class A(a)	402	75,315
salesforce.com, Inc.(a)	890	226,178
ServiceNow, Inc.(a)	988	641,321
Smartsheet, Inc. — Class A(a)	601	46,547
Splunk, Inc.(a)	820	94,890
Synopsys, Inc.(a)	482	177,617
Teradata Corp.(a)	465	19,749
Trade Desk, Inc. (The) — Class A(a)	2,145	196,568
Tyler Technologies, Inc.(a)	175	94,141
Unity Software, Inc.(a)	745	106,528
VMware, Inc. — Class A(a)	370	42,876
Workday, Inc. — Class A(a)	941	257,062
Zendesk, Inc.(a)	595	62,053
Zoom Video Communications, Inc. — Class A(a)	1,070	196,784
Zscaler, Inc.(a)	387	124,355

		21,358,360

Technology Hardware, Storage & Peripherals — 11.3%
Apple, Inc.	77,509	13,763,273
Dell Technologies, Inc. — Class C(a)	661	37,128
HP, Inc.	2,089	78,693
NetApp, Inc.	738	67,889
Pure Storage, Inc. — Class A(a)	1,249	40,655

		13,987,638

Total Information Technology		54,657,908

Consumer Discretionary — 17.7%

Auto Components — 0.1%
Aptiv PLC(a)	247	40,742
QuantumScape Corp.(a)	735	16,310

		57,052

Automobiles — 3.5%
IAA, Inc.(a)	675	34,168
Rivian Automotive, Inc.(a)	180	18,664
Tesla, Inc.(a)	4,061	4,291,584
Thor Industries, Inc.	108	11,207

		4,355,623

Distributors — 0.1%
Pool Corp.	195	110,370

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	242	30,463
Chegg, Inc.(a)	545	16,732
H&R Block, Inc.	718	16,916
Mister Car Wash, Inc.(a)	164	2,986

		67,097

Company	Shares	U.S. $ Value
Hotels, Restaurants & Leisure — 2.2%
Booking Holdings, Inc.(a)	206	$494,241
Boyd Gaming Corp.(a)	87	5,705
Caesars Entertainment, Inc.(a)	634	59,298
Chipotle Mexican Grill, Inc. — Class A(a)	141	246,503
Choice Hotels International, Inc.	174	27,142
Churchill Downs, Inc.	184	44,326
Darden Restaurants, Inc.	442	66,583
Domino’s Pizza, Inc.	125	70,541
DraftKings, Inc.(a)	1,520	41,754
Expedia Group, Inc.(a)	726	131,203
Hilton Worldwide Holdings, Inc.(a)	919	143,355
Las Vegas Sands Corp.(a)	1,656	62,332
Marriott International, Inc./MD — Class A(a)	1,362	225,057
McDonald’s Corp.	666	178,535
Penn National Gaming, Inc.(a)	51	2,644
Planet Fitness, Inc.(a)	286	25,906
Six Flags Entertainment Corp.(a)	147	6,259
Starbucks Corp.	5,907	690,942
Travel & Leisure Co.	282	15,586
Vail Resorts, Inc.(a)	200	65,580
Wendy’s Co., (The)	892	21,274
Wyndham Hotels & Resorts, Inc.	289	25,909
Wynn Resorts Ltd.(a)	529	44,986
Yum China Holdings, Inc.	164	8,174
Yum! Brands, Inc.	127	17,635

		2,721,470

Household Durables — 0.2%
DR Horton, Inc.	688	74,614
NVR, Inc.(a)	11	64,998
PulteGroup, Inc.	376	21,492
Tempur Sealy International, Inc.	911	42,844
Toll Brothers, Inc.	227	16,432
TopBuild Corp.(a)	137	37,800

		258,180

Internet & Direct Marketing Retail — 6.2%
Amazon.com, Inc.(a)	2,177	7,258,858
DoorDash, Inc.(a)	635	94,551
eBay, Inc.	3,256	216,524
Etsy, Inc.(a)	634	138,808
Wayfair, Inc. — Class A(a)	209	39,704

		7,748,445

Leisure Products — 0.1%
Brunswick Corp.,/DE	49	4,936
Mattel, Inc.(a)	1,745	37,622
Peloton Interactive, Inc.(a)	1,440	51,495
Polaris, Inc.	198	21,762
YETI Holdings, Inc.(a)	428	35,451

		151,266

Multiline Retail — 0.3%
Dollar General Corp.	506	119,330
Leslie’s, Inc.(a)	589	13,936
Nordstrom, Inc.(a)	466	10,541
Target Corp.	1,116	258,287

		402,094

Specialty Retail — 3.8%
AutoZone, Inc.(a)	23	48,217
Bath & Body Works, Inc.(c)	704	49,132

FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Specialty Retail (Continued)
Best Buy Co., Inc.	288	$29,261
Burlington Stores, Inc.(a)	313	91,243
CarMax, Inc.(a)	70	9,116
Carvana Co.(a)	386	89,471
Dynatrace, Inc.(a)	927	55,945
Five Below, Inc.(a)	276	57,102
Floor & Decor Holdings, Inc. — Class A(a)	509	66,175
GameStop Corp. — Class A(a)	321	47,633
Home Depot, Inc. (The)	5,332	2,212,833
Lithia Motors, Inc. — Class A	13	3,860
Lowe’s Cos., Inc.	3,546	916,570
O’Reilly Automotive, Inc.(a)	104	73,448
Petco Health & Wellness Co., Inc.(a)	17	336
RH(a)	86	46,091
Ross Stores, Inc.	1,754	200,447
TJX Cos., Inc. (The)	6,045	458,936
Tractor Supply Co.	576	137,434
Ulta Beauty, Inc.(a)	266	109,683
Victoria’s Secret & Co.(a)	223	12,385
Vroom, Inc.(a)	144	1,554
Williams-Sonoma, Inc.	285	48,202

		4,765,074

Textiles, Apparel & Luxury Goods — 1.1%
Columbia Sportswear Co.	12	1,169
Deckers Outdoor Corp.(a)	19	6,960
Hanesbrands, Inc.	1,038	17,355
Lululemon Athletica, Inc.(a)	571	223,518
NIKE, Inc. — Class B	6,211	1,035,188
Skechers U.S.A., Inc. — Class A(a)	73	3,168
Tapestry, Inc.(a)	139	5,644
VF Corp.	1,042	76,295

		1,369,297

Total Consumer Discretionary		22,005,968

Communication Services — 11.1%

Diversified Telecommunication Services — 0.4%
Altice USA, Inc. — Class A(a)	749	12,119
Cable One, Inc.	15	26,451
Charter Communications, Inc. — Class A(a)	608	396,398

		434,968

Entertainment — 1.4%
Live Nation Entertainment, Inc.(a)	257	30,760
Madison Square Garden Sports Corp. — Class A(a)	36	6,254
Netflix, Inc.(a)	2,166	1,304,885
Playtika Holding Corp.(a)	520	8,991
Roku, Inc.(a)	583	133,041
Skillz, Inc.(a)	1,474	10,967
Spotify Technology SA(a)	684	160,076
Take-Two Interactive Software, Inc.(a)	115	20,438
Walt Disney Co., (The)(a)	464	71,869
World Wrestling Entertainment, Inc. — Class A	192	9,473
Zynga, Inc. — Class A(a)	2,380	15,232

		1,771,986

Company	Shares	U.S. $ Value
Interactive Media & Services — 9.3%
Alphabet, Inc. — Class A(a)	1,299	$3,763,255
Alphabet, Inc. — Class C(a)	1,212	3,507,031
Match Group, Inc.(a)	1,384	183,035
Meta Platforms, Inc. — Class A(a)	11,868	3,991,802
Pinterest, Inc. — Class A(a)	2,777	100,944
TripAdvisor, Inc.(a)	302	8,233
Twitter, Inc.(a)	410	17,720
Vimeo, Inc.(a)	662	11,890

		11,583,910

Media — 0.0%
Nexstar Media Group, Inc. — Class A	13	1,963

Total Communication Services		13,792,827

Health Care — 8.3%

Biotechnology — 2.4%
AbbVie, Inc.	8,857	1,199,238
Adaptive Biotechnologies Corp.(a)	485	13,609
Alnylam Pharmaceuticals, Inc.(a)	594	100,730
Amgen, Inc.	2,343	527,105
CureVac NV(a)	265	9,092
Exact Sciences Corp.(a)	790	61,486
Exelixis, Inc.(a)	1,326	24,239
Horizon Therapeutics PLC(a)	204	21,983
Incyte Corp.(a)	791	58,059
Ionis Pharmaceuticals, Inc.(a)	646	19,658
Iovance Biotherapeutics, Inc.(a)	224	4,276
Mirati Therapeutics, Inc.(a)	174	25,524
Moderna, Inc.(a)	1,696	430,750
Natera, Inc.(a)	389	36,329
Neurocrine Biosciences, Inc.(a)	468	39,860
Novavax, Inc.(a)	370	52,936
Regeneron Pharmaceuticals, Inc.(a)	54	34,102
Sarepta Therapeutics, Inc.(a)	411	37,010
Seagen, Inc.(a)	596	92,142
Ultragenyx Pharmaceutical, Inc.(a)	240	20,182
Vertex Pharmaceuticals, Inc.(a)	519	113,972

		2,922,282

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	4,354	612,782
ABIOMED, Inc.(a)	222	79,736
Align Technology, Inc.(a)	395	259,586
Avantor, Inc.(a)	2,903	122,333
DexCom, Inc.(a)	483	259,347
Edwards Lifesciences Corp.(a)	3,097	401,216
Figs, Inc.(a)	47	1,295
Globus Medical, Inc. — Class A(a)	19	1,372
IDEXX Laboratories, Inc.(a)	424	279,187
Insulet Corp.(a)	331	88,069
Intuitive Surgical, Inc.(a)	1,776	638,117
Masimo Corp.(a)	182	53,286
Novocure Ltd.(a)	512	38,441
Penumbra, Inc.(a)	169	48,557
ResMed, Inc.	648	168,791
STERIS PLC	58	14,118
Stryker Corp.	746	199,495
Tandem Diabetes Care, Inc.(a)	287	43,199
Teleflex, Inc.	41	13,468

		3,322,395

FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Health Care Providers & Services — 0.6%
agilon health, Inc.(a)	319	$8,613
Amedisys, Inc.(a)	141	22,825
Cardinal Health, Inc.	859	44,230
Certara, Inc.(a)	260	7,389
Chemed Corp.	20	10,581
DaVita, Inc.(a)	243	27,644
Encompass Health Corp.	280	18,273
Guardant Health, Inc.(a)	449	44,909
HCA Healthcare, Inc.	1,263	324,490
McKesson Corp.	112	27,840
Molina Healthcare, Inc.(a)	44	13,995
Oak Street Health, Inc.(a)	443	14,681
UnitedHealth Group, Inc.	326	163,698

		729,168

Health Care Technology — 0.1%
Definitive Healthcare Corp.(a)	24	656
Veeva Systems, Inc. — Class A(a)	686	175,259

		175,915

Life Sciences Tools & Services — 1.3%
10X Genomics, Inc.(a)	418	62,265
Agilent Technologies, Inc.	1,365	217,922
Bio-Techne Corp.	194	100,364
Bruker Corp.	512	42,962
Charles River Laboratories International, Inc.(a)	234	88,166
Danaher Corp.	165	54,287
Illumina, Inc.(a)	731	278,102
IQVIA Holdings, Inc.(a)	472	133,170
Maravai LifeSciences Holdings, Inc.(a)	508	21,285
Mettler-Toledo International, Inc.(a)	115	195,179
Repligen Corp.(a)	258	68,329
Sotera Health Co.(a)	497	11,704
Syneos Health, Inc.(a)	65	6,674
Thermo Fisher Scientific, Inc.	178	118,769
Waters Corp.(a)	285	106,191
West Pharmaceutical Services, Inc.	368	172,596

		1,677,965

Pharmaceuticals — 1.2%
Catalent, Inc.(a)	191	24,454
Eli Lilly & Co.	3,357	927,270
Royalty Pharma PLC	964	38,415
Zoetis, Inc.	2,256	550,532

		1,540,671

Total Health Care		10,368,396

Industrials — 5.5%

Aerospace & Defense — 0.4%
Axon Enterprise, Inc.(a)	324	50,868
HEICO Corp.	72	10,384
HEICO Corp. — Class A	126	16,193
Howmet Aerospace, Inc.(a)	143	4,552
Lockheed Martin Corp.	1,085	385,620
Northrop Grumman Corp.	66	25,546
Spirit AeroSystems Holdings, Inc. — Class A	153	6,593
TransDigm Group, Inc.(a)	75	47,721
Virgin Galactic Holdings, Inc.(a)	823	11,012

		558,489

Company	Shares	U.S. $ Value
Air Freight & Logistics — 0.9%
CH Robinson Worldwide, Inc.	130	$13,992
Expeditors International of Washington, Inc.	614	82,454
FedEx Corp.	534	138,114
GXO Logistics, Inc.(a)	415	37,694
United Parcel Service, Inc. — Class B	3,628	777,626
XPO Logistics, Inc.(a)	415	32,133

		1,082,013

Airlines — 0.1%
Delta Air Lines, Inc.(a)	3,201	125,095

Building Products — 0.4%
Advanced Drainage Systems, Inc.	302	41,111
Allegion PLC	342	45,295
Armstrong World Industries, Inc.	114	13,238
AZEK Co., Inc. (The)(a)	307	14,196
Carrier Global Corp.	2,038	110,541
Fortune Brands Home & Security, Inc.	176	18,814
Trex Co., Inc.(a)	579	78,182

		321,377

Commercial Services & Supplies — 0.4%
Cintas Corp.	410	181,700
Copart, Inc.(a)	1,047	158,746
MSA Safety, Inc.	52	7,850
Rollins, Inc.	1,054	36,057
Waste Management, Inc.	336	56,079

		440,432

Construction & Engineering — 0.0%
Frontdoor, Inc.(a)	293	10,738

Electrical Equipment — 0.3%
BWX Technologies, Inc.	358	17,141
Fluence Energy, Inc.(a)	70	2,489
Generac Holdings, Inc.(a)	307	108,039
Plug Power, Inc.(a)	2,562	72,325
Regal Rexnord Corp.	70	11,913
Rockwell Automation, Inc.	353	123,144
Vertiv Holdings Co.	1,508	37,655

		372,706

Industrial Conglomerates — 0.2%
3M Co.	423	75,137
Carlisle Cos., Inc.	98	24,316
Honeywell International, Inc.	752	156,800

		256,253

Machinery — 1.4%
AGCO Corp.	30	3,481
Allison Transmission Holdings, Inc.	399	14,504
Caterpillar, Inc.	2,368	489,560
Deere & Co.	1,413	484,504
Donaldson Co., Inc.	77	4,563
Graco, Inc.	522	42,084
Illinois Tool Works, Inc.	1,414	348,975
Lincoln Electric Holdings, Inc.	287	40,028
Middleby Corp. (The)(a)	83	16,331
Nordson Corp.	50	12,763
Parker-Hannifin Corp.	107	34,039
Toro Co., (The)	508	50,754

FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Machinery (Continued)
Trane Technologies PLC	582	$117,581
Xylem, Inc./NY	590	70,753

		1,729,920

Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	667	56,555
CoStar Group, Inc.(a)	1,522	120,284
Equifax, Inc.	232	67,927
Legalzoomcom, Inc.(a)	56	900
Robert Half International, Inc.	482	53,753
TransUnion	654	77,551
Verisk Analytics, Inc. — Class A	506	115,737

		492,707

Road & Rail — 0.9%
JB Hunt Transport Services, Inc.	374	76,446
Landstar System, Inc.	169	30,254
Lyft, Inc.(a)	1,430	61,104
Old Dominion Freight Line, Inc.	472	169,155
TuSimple Holdings, Inc.(a)	19	681
Uber Technologies, Inc.(a)	6,923	290,282
Union Pacific Corp.	2,066	520,487

		1,148,409

Trading Companies & Distributors — 0.3%
Core & Main, Inc.(a)	90	2,731
Fastenal Co.	2,549	163,289
SiteOne Landscape Supply, Inc.(a)	115	27,862
United Rentals, Inc.(a)	126	41,869
WW Grainger, Inc.	193	100,020

		335,771

Total Industrials		6,873,910

Consumer Staples — 3.8%

Beverages — 1.7%
Boston Beer Co., Inc. (The) — Class A(a)	47	23,740
Brown-Forman Corp. — Class A	113	7,660
Brown-Forman Corp. — Class B	455	33,151
Coca-Cola Co., (The)	13,743	813,723
Monster Beverage Corp.(a)	1,726	165,765
PepsiCo, Inc.	5,749	998,659

		2,042,698

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	2,073	1,176,842
Sysco Corp.	2,441	191,740

		1,368,582

Food Products — 0.2%
Beyond Meat, Inc.(a)	251	16,355
Darling Ingredients, Inc.(a)	42	2,910
Freshpet, Inc.(a)	204	19,435
Hershey Co., (The)	628	121,499
Kellogg Co.	559	36,011
Lamb Weston Holdings, Inc.	216	13,690
Pilgrim’s Pride Corp.(a)	97	2,736

		212,636

Company	Shares	U.S. $ Value
Household Products — 0.3%
Church & Dwight Co., Inc.	65	$6,663
Clorox Co., (The)	498	86,831
Colgate-Palmolive Co.	2,218	189,284
Kimberly-Clark Corp.	849	121,339

		404,117

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The) — Class A	1,147	424,620
Herbalife Nutrition Ltd.(a)	86	3,520
Olaplex Holdings, Inc.(a)	79	2,301

		430,441

Tobacco — 0.2%
Altria Group, Inc.	5,161	244,580

Total Consumer Staples		4,703,054

Financials — 2.3%

Banks — 0.1%
Citizens Financial Group, Inc.	376	17,766
Sterling Bancorp/DE	75	1,934
Synovus Financial Corp.	53	2,537
Western Alliance Bancorp	265	28,528

		50,765

Capital Markets — 1.5%
Ameriprise Financial, Inc.	318	95,928
Apollo Global Management, Inc.	907	65,694
Ares Management Corp. — Class A	605	49,168
Blackstone Group, Inc.	3,413	441,608
FactSet Research Systems, Inc.	164	79,706
Goldman Sachs Group, Inc. (The)	91	34,812
LPL Financial Holdings, Inc.	398	63,716
MarketAxess Holdings, Inc.	187	76,907
Moody’s Corp.	771	301,137
MSCI, Inc. — Class A	285	174,617
Raymond James Financial, Inc.	47	4,719
S&P Global, Inc.	855	403,500
T. Rowe Price Group, Inc.	373	73,347

		1,864,859

Consumer Finance — 0.4%
American Express Co.	2,055	336,198
Credit Acceptance Corp.(a)	3	2,063
Discover Financial Services	824	95,221
Synchrony Financial	532	24,679
Upstart Holdings, Inc.(a)	225	34,043

		492,204

Diversified Financial Services — 0.0%
Morningstar, Inc.	106	36,251

Insurance — 0.3%
Alleghany Corp.(a)	8	5,341
Aon PLC	660	198,370
Arch Capital Group Ltd.(a)	456	20,269
Brown & Brown, Inc.	68	4,779
Erie Indemnity Co. — Class A	87	16,761
Everest Re Group Ltd.	45	12,326
GoHealth, Inc.(a)	205	777
Lemonade, Inc.(a)	19	800
Lincoln National Corp.	142	9,693

FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Insurance (Continued)
Markel Corp.(a)	12	$14,808
Marsh & McLennan Cos., Inc.	300	52,146
RenaissanceRe Holdings Ltd.	103	17,441

		353,511

Thrifts & Mortgage Finance — 0.0%
Rocket Cos., Inc.(a)	691	9,674
UWM Holdings Corp.	223	1,320

		10,994

Total Financials		2,808,584

Real Estate — 1.7%

Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	2,263	661,927
Crown Castle International Corp.	2,159	450,670
Equinix, Inc.	318	268,977
Equity LifeStyle Properties, Inc.	459	40,236
Extra Space Storage, Inc.	58	13,150
Iron Mountain, Inc.	1,009	52,801
Lamar Advertising Co. — Class A	377	45,730
Public Storage	577	216,121
SBA Communications Corp.	91	35,401
Simon Property Group, Inc.	1,419	226,714

		2,011,727

Real Estate Management & Development — 0.1%
CBRE Group, Inc. — Class A(a)	88	9,549
Opendoor Technologies, Inc.(a)	452	6,604
Zillow Group, Inc. — Class A(a)	297	18,479
Zillow Group, Inc. — Class C(a)	847	54,081

		88,713

Total Real Estate		2,100,440

Materials — 1.0%

Chemicals — 0.8%
Axalta Coating Systems Ltd.(a)	182	6,028
Celanese Corp. — Class A	202	33,948
Chemours Co., (The)	424	14,229
Diversey Holdings Ltd.(a)	193	2,569
Dow, Inc.	269	15,258
Ecolab, Inc.	1,099	257,814
FMC Corp.	163	17,912
LyondellBasell Industries NV — Class A	161	14,849
Olin Corp.	54	3,106
PPG Industries, Inc.	500	86,220
RPM International, Inc.	373	37,673
Scotts Miracle-Gro Co., (The) — Class A	205	33,005
Sherwin-Williams Co., (The)	1,222	430,340
Westlake Chemical Corp.	33	3,205

		956,156

Containers & Packaging — 0.1%
Avery Dennison Corp.	220	47,645
Ball Corp.	476	45,825
Crown Holdings, Inc.	77	8,518
Graphic Packaging Holding Co.	398	7,761
Sealed Air Corp.	406	27,393

		137,142

Company	Shares	U.S. $ Value
Metals & Mining — 0.1%
Freeport-McMoRan, Inc.	2,148	$89,636
Southern Copper Corp.	384	23,696
Steel Dynamics, Inc.	181	11,235

		124,567

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	34	2,664

Total Materials		1,220,529

Energy — 0.3%

Energy Equipment & Services — 0.0%
Halliburton Co.	235	5,374

Oil, Gas & Consumable Fuels — 0.3%
Cheniere Energy, Inc.	1,173	118,966
Continental Resources, Inc./OK	33	1,477
Coterra Energy, Inc.	637	12,103
Diamondback Energy, Inc.	428	46,160
EOG Resources, Inc.	347	30,824
Hess Corp.	94	6,959
New Fortress Energy, Inc.	132	3,186
Occidental Petroleum Corp.	537	15,568
Pioneer Natural Resources Co.	482	87,666
Texas Pacific Land Corp.	30	37,466

		360,375

Total Energy		365,749

Utilities — 0.0%

Electric Utilities — 0.0%
NRG Energy, Inc.	553	23,823

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp.	160	5,893

		29,716

Total Investments — 95.7%
(cost $52,295,584)		118,927,081
Other assets less liabilities — 4.3%		5,369,753

Net Assets — 100.0%		$124,296,834

FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 Index Mini	4	March 2022	$951,700	$15,743

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	When-Issued or delayed delivery security.

Glossary:

REIT — Real Estate Investment Trust

FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)

PORTFOLIO OF INVESTMENTS (Concluded)

PORTFOLIO SUMMARY

DECEMBER 31, 2021

% of Total Investments*	Country Diversification
99.8%	United States
0.2%	Other

100.0%

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2021. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time. “Other” country weightings represent 0.01% or less in the following countries: Argentina, Bermuda, Brazil, China, Germany, Israel, Japan, Netherlands, and Peru.

FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

Assets:
Investments (Notes 2 and 3):
Common stocks — at fair value (cost: $19,248,786)	$28,262,894
Cash	180,660
Fees receivable from Contractowners	14,395
Due from Equitable Financial’s General Account	3,436

Total assets	28,461,385

Liabilities:
Asset management fee payable	28,817
Due to other separate account	1,263
Accrued custody and bank fees	1,135
Accrued expenses	2,216

Total liabilities	33,431

Net Assets Attributable to Contractowners or in Accumulation	$28,427,954

	Units Outstanding	Unit Values
Institutional	82	17,989.76
RIA	7,213	156.60
MRP	815,015	31.68

The accompanying notes are an integral part of these financial statements.

FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Income (Note 2):
Dividends	$37,792
Other Income	4,589

Total investment income	42,381

Expenses (Note 6):
Investment management fees	(170,556)
Custody and bank fees	(998)
Other operating expenses	(1,458)

Total expenses	(173,012)

Net Investment Income (Loss)	(130,631)

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain (loss) from investments	5,094,222
Net change in unrealized appreciation (depreciation) of investments	(925,760)

Net Realized and Unrealized Gain (Loss) on Investments	4,168,462

Net Increase (Decrease) in Net Assets Attributable to Operations	$4,037,831

The accompanying notes are an integral part of these financial statements.

FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase/(Decrease) in Net Assets: From Operations:
Net investment income (loss)	$(130,631)	$(97,007)
Net realized gain (loss) on investments	5,094,222	4,440,401
Net change in unrealized appreciation (depreciation) of investments	(925,760)	4,624,870

Net increase (decrease) in assets attributable to operations	4,037,831	8,968,264

From Contractowners Transactions:
Contributions	1,403,950	6,288,630
Withdrawals	(4,410,763)	(12,531,386)
Asset management fees (Note 6)	(96,975)	(85,130)
Administrative fees (Note 6)	(154,159)	(139,620)

Net increase (decrease) in net assets attributable to contractowners transactions	(3,257,947)	(6,467,506)

Increase (Decrease) in Net Assets	779,884	2,500,758
Net Assets Attributable to Contractowners or in Accumulation — Beginning of Year	27,648,070	25,147,312

Net Assets Attributable to Contractowners or in Accumulation — End of Year	$28,427,954	$27,648,070

The accompanying notes are an integral part of these financial statements.

FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
COMMON STOCKS — 99.4%

Information Technology — 39.1%

Communications Equipment — 5.3%
Arista Networks, Inc.(a)	6,410	$921,437
Ciena Corp.(a)	7,570	582,663

		1,504,100

Electronic Equipment, Instruments & Components — 6.2%
Cognex Corp.	6,890	535,766
IPG Photonics Corp.(a)	1,940	333,952
Keysight Technologies, Inc.(a)	3,090	638,116
Novanta, Inc.(a)	1,470	259,205

		1,767,039

IT Services — 3.9%
EPAM Systems, Inc.(a)	1,270	848,931
MongoDB, Inc.(a)	470	248,795

		1,097,726

Semiconductors & Semiconductor Equipment — 3.7%
Lattice Semiconductor Corp.(a)	3,680	283,581
Xilinx, Inc.	3,608	765,004

		1,048,585

Software — 20.0%
ANSYS, Inc.(a)	1,450	581,624
Avalara, Inc.(a)	3,330	429,936
Cadence Design Systems, Inc.(a)	3,940	734,219
Dolby Laboratories, Inc. — Class A	4,050	385,641
Fair Isaac Corp.(a)	750	325,253
Fortinet, Inc.(a)	2,490	894,906
HubSpot, Inc.(a)	520	342,758
Manhattan Associates, Inc.(a)	4,420	687,266
PTC, Inc.(a)	4,530	548,810
Tyler Technologies, Inc.(a)	1,430	769,268

		5,699,681

Total Information Technology		11,117,131

Consumer Discretionary — 21.0%

Distributors — 2.0%
Pool Corp.	1,020	577,320

Diversified Consumer Services — 1.2%
Bright Horizons Family Solutions, Inc.(a)	2,630	331,064

Hotels, Restaurants & Leisure — 7.0%
Chipotle Mexican Grill, Inc. — Class A(a)	560	979,020
Domino’s Pizza, Inc.	1,030	581,260
Planet Fitness, Inc.(a)	4,910	444,748

		2,005,028

Household Durables — 3.0%
NVR, Inc.(a)	110	649,976
Skyline Champion Corp.(a)	2,550	201,399

		851,375

Internet & Direct Marketing Retail — 2.5%
Etsy, Inc.(a)	3,270	715,934

Company	Shares	U.S. $ Value
Specialty Retail — 5.3%
Burlington Stores, Inc.(a)	1,750	$510,142
Floor & Decor Holdings, Inc. — Class A(a)	4,080	530,441
National Vision Holdings, Inc.(a)	9,510	456,385

		1,496,968

Total Consumer Discretionary		5,977,689

Industrials — 18.7%

Air Freight & Logistics — 1.7%
Expeditors International of Washington, Inc.	3,560	478,072

Building Products — 3.5%
Allegion PLC	4,250	562,870
Trex Co., Inc.(a)	3,170	428,045

		990,915

Commercial Services & Supplies — 2.9%
Copart, Inc.(a)	5,430	823,297

Electrical Equipment — 3.3%
AMETEK, Inc.	3,620	532,285
Generac Holdings, Inc.(a)	870	306,170
Plug Power, Inc.(a)	3,570	100,781

		939,236

Industrial Conglomerates — 2.3%
Roper Technologies, Inc.	1,340	659,092

Machinery — 1.6%
IDEX Corp.	1,980	467,914

Professional Services — 1.3%
CoStar Group, Inc.(a)	4,630	365,909

Road & Rail — 2.1%
Saia, Inc.(a)	1,760	593,173

Total Industrials		5,317,608

Health Care — 13.6%

Biotechnology — 0.7%
Halozyme Therapeutics, Inc.(a)	5,210	209,494

Health Care Equipment & Supplies — 7.6%
ABIOMED, Inc.(a)	1,580	567,489
Align Technology, Inc.(a)	530	348,305
IDEXX Laboratories, Inc.(a)	1,203	792,127
Insulet Corp.(a)	1,750	465,623

		2,173,544

Health Care Technology — 2.5%
Veeva Systems, Inc. — Class A(a)	2,720	694,905

Life Sciences Tools & Services — 2.8%
Mettler-Toledo International, Inc.(a)	470	797,689

Total Health Care		3,875,632

Communication Services — 4.9%

Entertainment — 2.9%
Roku, Inc.(a)	760	173,432
Take-Two Interactive Software, Inc.(a)	3,700	657,564

		830,996

FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2021

Company	Shares	U.S. $ Value
Interactive Media & Services — 2.0%
Cargurus, Inc.(a)	11,440	$384,842
Pinterest, Inc. — Class A(a)	4,710	171,208

		556,050

Total Communication Services		1,387,046

Consumer Staples — 1.2%

Beverages — 0.4%
Monster Beverage Corp.(a)	1,325	127,253

Food & Staples Retailing — 0.8%
Grocery Outlet Holding Corp.(a)	7,850	221,998

Total Consumer Staples		349,251

Financials — 0.9%

Capital Markets — 0.9%
MarketAxess Holdings, Inc.	580	238,537

Total Investments — 99.4%
(cost $19,248,786)		28,262,894
Other assets less liabilities — 0.6%		165,060

Net Assets — 100.0%		$28,427,954

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)

PORTFOLIO OF INVESTMENTS (Concluded)

PORTFOLIO SUMMARY

DECEMBER 31, 2021

% of Total Investments*	Country Diversification
100.0%	United States

The accompanying notes are an integral part of these financial statements.

*	All data are as of December 31, 2021. The Fund’s country breakdown is expressed as a percentage of long-term investments and may vary over time.

FSA-32

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Assets:
Investments in shares of the Portfolios, at fair value	$702,613	$1,384,405	$1,652,908	$956,817	$554,045	$483,973
Receivable for shares of the Portfolios sold	7	—	—	—	—	—
Receivable for policy-related transactions	—	5,552	19,978	1,443	110	570

Total assets	702,620	1,389,957	1,672,886	958,260	554,155	484,543

Liabilities:
Payable for shares of the Portfolios purchased	—	5,552	19,978	1,443	110	570
Payable for policy-related transactions	7	—	—	—	—	—
Payable for direct operating expenses	150	317	235	199	114	114

Total liabilities	157	5,869	20,213	1,642	224	684

Net Assets	$702,463	$1,384,088	$1,652,673	$956,618	$553,931	$483,859

Net Assets:
Accumulation unit values	$702,441	$1,383,992	$1,652,477	$956,565	$553,902	$483,828
Retained by Equitable Financial in Separate Account No. 66	22	96	196	53	29	31

Total Net Assets	$702,463	$1,384,088	$1,652,673	$956,618	$553,931	$483,859

Investments in shares of the Portfolios, at cost	$657,868	$1,277,402	$1,506,015	$817,794	$464,548	$436,107

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-33

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS & ACQUISITIONS*
Assets:
Investments in shares of the Portfolios, at fair value	$541,318	$446,631	$333,441	$189,240	$947,878	$87,612
Receivable for shares of the Portfolios sold	—	—	42	12	—	—
Receivable for policy-related transactions	887	148	—	—	80	142

Total assets	542,205	446,779	333,483	189,252	947,958	87,754

Liabilities:
Payable for shares of the Portfolios purchased	887	148	—	—	97	142
Payable for policy-related transactions	—	—	42	12	—	—
Payable for direct operating expenses	101	77	51	33	206	8

Total liabilities	988	225	93	45	303	150

Net Assets	$541,217	$446,554	$333,390	$189,207	$947,655	$87,604

Net Assets:
Accumulation unit values	$541,186	$446,539	$333,377	$189,191	$947,463	$87,586
Retained by Equitable Financial in Separate Account No. 66	31	15	13	16	192	18

Total Net Assets	$541,217	$446,554	$333,390	$189,207	$947,655	$87,604

Investments in shares of the Portfolios, at cost	$455,523	$384,608	$283,791	$182,127	$762,478	$82,307

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-34

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SMALL CAP VALUE*	1290 VT SOCIALLY RESPONSIBLE*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/ALL ASSET GROWTH ALLOCATION*
Assets:
Investments in shares of the Portfolios, at fair value	$3,355,769	$2,224	$5,007,948	$1,102,866	$2,297,078	$394,727
Receivable for shares of the Portfolios sold	1,055	2	—	—	—	—
Receivable for policy-related transactions	—	8	880	316	1,043	719

Total assets	3,356,824	2,234	5,008,828	1,103,182	2,298,121	395,446

Liabilities:
Payable for shares of the Portfolios purchased	—	—	1,260	316	1,033	720
Payable for policy-related transactions	1,106	—	—	—	—	—
Payable for direct operating expenses	414	—	681	216	348	18

Total liabilities	1,520	—	1,941	532	1,381	738

Net Assets	$3,355,304	$2,234	$5,006,887	$1,102,650	$2,296,740	$394,708

Net Assets:
Accumulation unit values	$3,353,782	$2,234	$5,005,108	$1,102,148	$2,295,788	$394,644
Retained by Equitable Financial in Separate Account No. 66	1,522	—	1,779	502	952	64

Total Net Assets	$3,355,304	$2,234	$5,006,887	$1,102,650	$2,296,740	$394,708

Investments in shares of the Portfolios, at cost	$2,775,010	$1,943	$3,237,123	$1,058,287	$2,219,430	$399,599

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-35

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/CAPITAL GROUP RESEARCH*	EQ/CLEARBRIDGE LARGE CAP GROWTH*	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE PLUS BOND*	EQ/EQUITY 500 INDEX*
Assets:
Investments in shares of the Portfolios, at fair value	$9,738,378	$580,608	$2,307,545	$561,429	$888,577	$26,558,967
Receivable for shares of the Portfolios sold	—	—	—	—	23	—
Receivable for policy-related transactions	894	145	222	—	—	4,135

Total assets	9,739,272	580,753	2,307,767	561,429	888,600	26,563,102

Liabilities:
Payable for shares of the Portfolios purchased	1,307	169	453	128	—	5,625
Payable for policy-related transactions	—	—	—	3	119	—
Payable for direct operating expenses	1,344	105	382	57	158	3,516

Total liabilities	2,651	274	835	188	277	9,141

Net Assets	$9,736,621	$580,479	$2,306,932	$561,241	$888,323	$26,553,961

Net Assets:
Accumulation unit values	$9,729,334	$580,144	$2,306,735	$560,979	$888,196	$26,534,092
Retained by Equitable Financial in Separate Account No. 66	7,287	335	197	262	127	19,869

Total Net Assets	$9,736,621	$580,479	$2,306,932	$561,241	$888,323	$26,553,961

Investments in shares of the Portfolios, at cost	$6,892,776	$447,858	$2,325,335	$538,097	$915,258	$16,302,267

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-36

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*	EQ/JANUS ENTERPRISE*
Assets:
Investments in shares of the Portfolios, at fair value	$1,699,497	$3,511,329	$1,576,054	$8,484,895	$1,881	$782,362
Receivable for shares of the Portfolios sold	—	—	—	—	2	—
Receivable for policy-related transactions	1,405	—	225	1,882	1	200

Total assets	1,700,902	3,511,329	1,576,279	8,486,777	1,884	782,562

Liabilities:
Payable for shares of the Portfolios purchased	1,618	195	393	1,819	—	200
Payable for policy-related transactions	—	755	—	—	—	—
Payable for direct operating expenses	170	457	147	755	—	161

Total liabilities	1,788	1,407	540	2,574	—	361

Net Assets	$1,699,114	$3,509,922	$1,575,739	$8,484,203	$1,884	$782,201

Net Assets:
Accumulation unit values	$1,698,514	$3,509,765	$1,574,939	$8,482,453	$1,884	$782,049
Retained by Equitable Financial in Separate Account No. 66	600	157	800	1,750	—	152

Total Net Assets	$1,699,114	$3,509,922	$1,575,739	$8,484,203	$1,884	$782,201

Investments in shares of the Portfolios, at cost	$1,693,939	$3,577,758	$1,441,424	$7,309,893	$1,768	$674,663

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-37

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*	EQ/MID CAP INDEX*
Assets:
Investments in shares of the Portfolios, at fair value	$86,095	$9,815,001	$3,770,542	$9,097,414	$1,558,028	$1,283,471
Receivable for shares of the Portfolios sold	—	431	619	—	—	—
Receivable for policy-related transactions	—	—	1,004	2,239	274	251

Total assets	86,095	9,815,432	3,772,165	9,099,653	1,558,302	1,283,722

Liabilities:
Payable for shares of the Portfolios purchased	—	—	—	2,791	274	256
Payable for policy-related transactions	—	674	—	—	—	—
Payable for direct operating expenses	—	1,583	512	971	240	222

Total liabilities	—	2,257	512	3,762	514	478

Net Assets	$86,095	$9,813,175	$3,771,653	$9,095,891	$1,557,788	$1,283,244

Net Assets:
Accumulation unit values	$85,976	$9,811,960	$3,760,971	$9,088,421	$1,557,632	$1,280,632
Retained by Equitable Financial in Separate Account No. 66	119	1,215	10,682	7,470	156	2,612

Total Net Assets	$86,095	$9,813,175	$3,771,653	$9,095,891	$1,557,788	$1,283,244

Investments in shares of the Portfolios, at cost	$79,880	$8,269,576	$3,556,291	$8,098,873	$1,583,108	$1,119,961

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-38

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/PIMCO GLOBAL REAL RETURN*	EQ/PIMCO ULTRA SHORT BOND*
Assets:
Investments in shares of the Portfolios, at fair value	$5,477,298	$33,506,068	$2,637,378	$13,211,538	$547,846	$1,451,030
Receivable for shares of the Portfolios sold	—	—	—	—	6	—
Receivable for policy-related transactions	98	22,034	—	584	—	—

Total assets	5,477,396	33,528,102	2,637,378	13,212,122	547,852	1,451,030

Liabilities:
Payable for shares of the Portfolios purchased	448	22,487	1,195	1,098	—	47
Payable for policy-related transactions	—	—	808	—	6	181
Payable for direct operating expenses	450	5,454	521	1,515	104	242

Total liabilities	898	27,941	2,524	2,613	110	470

Net Assets	$5,476,498	$33,500,161	$2,634,854	$13,209,509	$547,742	$1,450,560

Net Assets:
Accumulation unit values	$5,472,167	$33,494,549	$2,633,487	$13,209,509	$547,562	$1,450,477
Retained by Equitable Financial in Separate Account No. 66	4,331	5,612	1,367	—	180	83

Total Net Assets	$5,476,498	$33,500,161	$2,634,854	$13,209,509	$547,742	$1,450,560

Investments in shares of the Portfolios, at cost	$4,302,012	$32,743,945	$2,560,152	$13,210,515	$606,037	$1,462,775

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-39

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	EQ/VALUE EQUITY*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*
Assets:
Investments in shares of the Portfolios, at fair value	$7,523	$4,922,020	$1,859,345	$3,121	$774,439	$10,154,914
Receivable for shares of the Portfolios sold	7	—	—	2	—	—
Receivable for policy-related transactions	—	1,586	56	—	197	1,147

Total assets	7,530	4,923,606	1,859,401	3,123	774,636	10,156,061

Liabilities:
Payable for shares of the Portfolios purchased	—	1,326	152	—	197	680
Payable for policy-related transactions	7	—	—	2	—	—
Payable for direct operating expenses	—	578	407	—	183	1,605

Total liabilities	7	1,904	559	2	380	2,285

Net Assets	$7,523	$4,921,702	$1,858,842	$3,121	$774,256	$10,153,776

Net Assets:
Accumulation unit values	$7,473	$4,919,647	$1,857,288	$3,112	$774,057	$10,145,883
Retained by Equitable Financial in Separate Account No. 66	50	2,055	1,554	9	199	7,893

Total Net Assets	$7,523	$4,921,702	$1,858,842	$3,121	$774,256	$10,153,776

Investments in shares of the Portfolios, at cost	$7,784	$4,450,531	$1,617,043	$3,126	$794,018	$8,558,373

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-40

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	TARGET 2015 ALLOCATION*	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$629,923	$1,787,068	$1,110,609	$2,233,968	$165,765	$3,427,632
Receivable for shares of the Portfolios sold	25	2,670	68	136	29	41
Receivable for policy-related transactions	17	—	—	—	51	—

Total assets	629,965	1,789,738	1,110,677	2,234,104	165,845	3,427,673

Liabilities:
Payable for policy-related transactions	—	2,666	67	120	—	41
Payable for direct operating expenses	—	207	160	369	138	776

Total liabilities	—	2,873	227	489	138	817

Net Assets	$629,965	$1,786,865	$1,110,450	$2,233,615	$165,707	$3,426,856

Net Assets:
Accumulation unit values	$629,760	$1,786,021	$1,109,974	$2,233,019	$165,682	$3,426,441
Retained by Equitable Financial in Separate Account No. 66	205	844	476	596	25	415

Total Net Assets	$629,965	$1,786,865	$1,110,450	$2,233,615	$165,707	$3,426,856

Investments in shares of the Portfolios, at cost	$648,731	$1,554,767	$861,812	$1,621,408	$113,001	$3,529,021

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-41

SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Assets:
Investments in shares of the Portfolios, at fair value	$6,128,707
Receivable for policy-related transactions	916

Total assets	6,129,623

Liabilities:
Payable for shares of the Portfolios purchased	916
Payable for direct operating expenses	923

Total liabilities	1,839

Net Assets	$6,127,784

Net Assets:
Accumulation unit values	$6,127,148
Retained by Equitable Financial in Separate Account No. 66	636

Total Net Assets	$6,127,784

Investments in shares of the Portfolios, at cost	$5,070,079

The accompanying notes are an integral part of these financial statements.

FSA-42

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held
1290 RETIREMENT 2020	I	57,733

1290 RETIREMENT 2025	I	109,353

1290 RETIREMENT 2030	I	124,372

1290 RETIREMENT 2035	I	69,134

1290 RETIREMENT 2040	I	38,663

1290 RETIREMENT 2045	I	34,693

1290 RETIREMENT 2050	I	36,379

1290 RETIREMENT 2055	I	29,422

1290 RETIREMENT 2060	I	21,751

1290 VT DOUBLELINE DYNAMIC ALLOCATION	IB	14,509

1290 VT EQUITY INCOME	IB	181,493

1290 VT GAMCO MERGERS & ACQUISITIONS	IB	6,853

1290 VT GAMCO SMALL COMPANY VALUE	IB	45,498

1290 VT SMALL CAP VALUE	IB	184

1290 VT SOCIALLY RESPONSIBLE	IB	243,088

EQ/AB SMALL CAP GROWTH	IA	4,989

EQ/AB SMALL CAP GROWTH	IB	55,303

EQ/AGGRESSIVE ALLOCATION	B	183,564

EQ/ALL ASSET GROWTH ALLOCATION	IB	19,081

EQ/CAPITAL GROUP RESEARCH	IB	272,041

EQ/CLEARBRIDGE LARGE CAP GROWTH	IB	32,575

EQ/CONSERVATIVE ALLOCATION	B	244,167

EQ/CONSERVATIVE-PLUS ALLOCATION	B	56,823

EQ/CORE PLUS BOND	A	13

EQ/CORE PLUS BOND	B	220,573

EQ/EQUITY 500 INDEX	IA	2,746

EQ/EQUITY 500 INDEX	IB	369,651

EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	93,374

EQ/INTERMEDIATE GOVERNMENT BOND	IA	1

EQ/INTERMEDIATE GOVERNMENT BOND	IB	343,424

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	136,760

EQ/INTERNATIONAL EQUITY INDEX	IA	787,349

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	IB	135

EQ/JANUS ENTERPRISE	IB	33,178

EQ/JPMORGAN VALUE OPPORTUNITIES	IB	4,308

EQ/LARGE CAP GROWTH INDEX	IB	406,088

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	98,985

EQ/LARGE CAP VALUE MANAGED VOLATILITY	IA	7,070

EQ/LARGE CAP VALUE MANAGED VOLATILITY	IB	450,208

The accompanying notes are an integral part of these financial statements.

FSA-43

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Share Class**	Portfolio Shares Held

EQ/MFS INTERNATIONAL GROWTH	IB	187,405

EQ/MID CAP INDEX	IB	74,403

EQ/MID CAP VALUE MANAGED VOLATILITY	IB	299,315

EQ/MODERATE ALLOCATION	B	2,336,921

EQ/MODERATE-PLUS ALLOCATION	B	227,223

EQ/MONEY MARKET	IA	546
EQ/MONEY MARKET	IB	13,208,011

EQ/PIMCO GLOBAL REAL RETURN	K	55,989

EQ/PIMCO ULTRA SHORT BOND	IB	147,900

EQ/QUALITY BOND PLUS	IA	880

EQ/SMALL COMPANY INDEX	IB	381,047

EQ/T. ROWE PRICE GROWTH STOCK	IB	24,887

EQ/VALUE EQUITY	IB	137

MULTIMANAGER CORE BOND	IB	78,065

MULTIMANAGER TECHNOLOGY	IB	250,165

TARGET 2015 ALLOCATION	B	74,302

TARGET 2025 ALLOCATION	B	143,003

TARGET 2035 ALLOCATION	B	74,544

TARGET 2045 ALLOCATION	B	142,794

TARGET 2055 ALLOCATION	B	10,157

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	COMMON SHARES	280,494

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	COMMON SHARES	107,634

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

1290 RETIREMENT 2020	0.02%	I	$13.32	53

1290 RETIREMENT 2025	0.02%	I	$13.71	101

1290 RETIREMENT 2030	0.02%	I	$13.97	118

1290 RETIREMENT 2035	0.02%	I	$14.18	67

1290 RETIREMENT 2040	0.02%	I	$14.58	38

1290 RETIREMENT 2045	0.02%	I	$14.70	33

1290 RETIREMENT 2050	0.02%	I	$14.80	37

1290 RETIREMENT 2055	0.02%	I	$14.94	30

The accompanying notes are an integral part of these financial statements.

FSA-44

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

1290 RETIREMENT 2060	0.02%	I	$15.17	22

1290 VT DOUBLELINE DYNAMIC ALLOCATION	0.02%	IB	$18.40	10

1290 VT EQUITY INCOME	0.02%	IB	$24.29	39

1290 VT GAMCO MERGERS & ACQUISITIONS	0.02%	IB	$15.21	6

1290 VT GAMCO SMALL COMPANY VALUE	0.02%	IB	$47.50	71

1290 VT SMALL CAP VALUE	0.00%	IB	$21.50	—

1290 VT SOCIALLY RESPONSIBLE	0.02%	IB	$34.67	144

EQ/AB SMALL CAP GROWTH	0.05%	IA	$889.91	—
EQ/AB SMALL CAP GROWTH	0.02%	IB	$34.77	29

EQ/AGGRESSIVE ALLOCATION	0.02%	B	$23.68	97

EQ/ALL ASSET GROWTH ALLOCATION	0.02%	IB	$19.59	20

EQ/CAPITAL GROUP RESEARCH	0.02%	IB	$77.44	126

EQ/CLEARBRIDGE LARGE CAP GROWTH	0.00%	IB	$559.27	—
EQ/CLEARBRIDGE LARGE CAP GROWTH	0.02%	IB	$38.16	12

EQ/CONSERVATIVE ALLOCATION	0.02%	B	$15.49	149

EQ/CONSERVATIVE-PLUS ALLOCATION	0.02%	B	$17.86	31

EQ/CORE PLUS BOND	0.02%	B	$12.71	70

EQ/EQUITY 500 INDEX	0.05%	IA	$1,536.97	—
EQ/EQUITY 500 INDEX	0.02%	IB	$38.28	688

EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.00%	IB	$980.94	—
EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.02%	IB	$27.53	61

EQ/INTERMEDIATE GOVERNMENT BOND	0.02%	IB	$13.26	265

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.00%	IB	$221.63	—
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.02%	IB	$19.88	79

EQ/INTERNATIONAL EQUITY INDEX	0.05%	IA	$260.37	1
EQ/INTERNATIONAL EQUITY INDEX	0.02%	IA	$29.34	281

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	0.00%	IB	$227.27	—

EQ/JANUS ENTERPRISE	0.02%	IB	$29.91	26

EQ/JPMORGAN VALUE OPPORTUNITIES	0.00%	IB	$495.64	—

EQ/LARGE CAP GROWTH INDEX	0.02%	IB	$47.86	205

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.00%	IB	$706.41	—
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	0.02%	IB	$29.42	127

EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.00%	IA	$362.84	—
EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.02%	IB	$33.64	266

EQ/MFS INTERNATIONAL GROWTH	0.02%	IB	$22.02	71

EQ/MID CAP INDEX	0.00%	IB	$452.31	—
EQ/MID CAP INDEX	0.02%	IB	$30.83	41

EQ/MID CAP VALUE MANAGED VOLATILITY	0.00%	IB	$575.71	—
EQ/MID CAP VALUE MANAGED VOLATILITY	0.02%	IB	$45.31	118

EQ/MODERATE ALLOCATION	0.02%	B	$18.58	1,803

EQ/MODERATE-PLUS ALLOCATION	0.02%	B	$21.29	124

The accompanying notes are an integral part of these financial statements.

FSA-45

SEPARATE ACCOUNTS NO. 66

STATEMENT OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2021

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***

EQ/MONEY MARKET	0.05%	IA	$180.67	—
EQ/MONEY MARKET	0.02%	IB	$10.34	1,278

EQ/PIMCO GLOBAL REAL RETURN	0.02%	K	$12.45	44

EQ/PIMCO ULTRA SHORT BOND	0.02%	IB	$12.73	114

EQ/QUALITY BOND PLUS	0.05%	IA	$277.43	—

EQ/SMALL COMPANY INDEX	0.02%	IB	$50.11	98

EQ/T. ROWE PRICE GROWTH STOCK	0.02%	IB	$43.58	43

EQ/VALUE EQUITY	0.00%	IB	$620.87	—

MULTIMANAGER CORE BOND	0.02%	IB	$12.02	64

MULTIMANAGER TECHNOLOGY	0.02%	IB	$101.02	100

TARGET 2015 ALLOCATION	0.02%	B	$17.48	36

TARGET 2025 ALLOCATION	0.02%	B	$20.39	88

TARGET 2035 ALLOCATION	0.02%	B	$22.35	50

TARGET 2045 ALLOCATION	0.02%	B	$23.41	95

TARGET 2055 ALLOCATION	0.02%	B	$19.31	9

VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	0.02%	COMMON SHARES	$11.74	292

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	0.02%	COMMON SHARES	$18.89	324

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***	Variable Investment Options where units outstanding are less than 500 are denoted by a —.

FSA-46

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	1290 RETIREMENT 2020*	1290 RETIREMENT 2025*	1290 RETIREMENT 2030*	1290 RETIREMENT 2035*	1290 RETIREMENT 2040*	1290 RETIREMENT 2045*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$8,473	$17,372	$16,333	$11,053	$6,135	$5,807
Expenses:
Asset-based charges and direct operating expenses	140	268	230	176	101	105

Net Investment Income (Loss)	8,333	17,104	16,103	10,877	6,034	5,702

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	3,115	23,715	2,664	12,394	3,741	40,140
Net realized gain distribution from the Portfolios	25,704	51,803	17,196	—	5,386	21,648

Net realized gain (loss)	28,819	75,518	19,860	12,394	9,127	61,788

Net change in unrealized appreciation (depreciation) of investments	20,197	40,957	93,889	84,530	52,110	9,170

Net Realized and Unrealized Gain (Loss) on Investments	49,016	116,475	113,749	96,924	61,237	70,958

Net Increase (Decrease) in Net Assets Resulting from Operations	$57,349	$133,579	$129,852	$107,801	$67,271	$76,660

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-47

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	1290 RETIREMENT 2050*	1290 RETIREMENT 2055*	1290 RETIREMENT 2060*	1290 VT DOUBLELINE DYNAMIC ALLOCATION*	1290 VT EQUITY INCOME*	1290 VT GAMCO MERGERS & ACQUISITIONS*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$5,719	$4,871	$3,375	$1,075	$13,411	$566
Expenses:
Asset-based charges and direct operating expenses	93	94	60	34	189	15

Net Investment Income (Loss)	5,626	4,777	3,315	1,041	13,222	551

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	5,500	25,607	7,528	560	(87,054)	94
Net realized gain distribution from the Portfolios	5,382	1,948	3,181	13,411	—	2,339

Net realized gain (loss)	10,882	27,555	10,709	13,971	(87,054)	2,433

Net change in unrealized appreciation (depreciation) of investments	53,475	40,337	35,684	1,098	287,291	4,496

Net Realized and Unrealized Gain (Loss) on Investments	64,357	67,892	46,393	15,069	200,237	6,929

Net Increase (Decrease) in Net Assets Resulting from Operations	$69,983	$72,669	$49,708	$16,110	$213,459	$7,480

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-48

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SMALL CAP VALUE*	1290 VT SOCIALLY RESPONSIBLE*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/ALL ASSET GROWTH ALLOCATION*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$20,213	$23	$20,946	$—	$90,299	$15,145
Expenses:
Asset-based charges and direct operating expenses	679	—	901	285	491	73

Net Investment Income (Loss)	19,534	23	20,045	(285)	89,808	15,072

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	139,620	3	160,998	24,253	171,055	4,160
Net realized gain distribution from the Portfolios	225,868	305	57,203	217,686	180,655	49,883

Net realized gain (loss)	365,488	308	218,201	241,939	351,710	54,043

Net change in unrealized appreciation (depreciation) of investments	339,911	169	927,648	(93,283)	(64,461)	(33,474)

Net Realized and Unrealized Gain (Loss) on Investments	705,399	477	1,145,849	148,656	287,249	20,569

Net Increase (Decrease) in Net Assets Resulting from Operations	$724,933	$500	$1,165,894	$148,371	$377,057	$35,641

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-49

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/CAPITAL GROUP RESEARCH*	EQ/CLEARBRIDGE LARGE CAP GROWTH*	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE PLUS BOND*	EQ/EQUITY 500 INDEX*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$—	$—	$32,791	$11,651	$14,066	$207,802
Expenses:
Asset-based charges and direct operating expenses	1,929	100	465	113	214	5,573

Net Investment Income (Loss)	(1,929)	(100)	32,326	11,538	13,852	202,229

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	677,631	88,446	5,680	13,054	8,896	3,519,732
Net realized gain distribution from the Portfolios	459,652	34,040	84,618	30,294	10,354	759,348

Net realized gain (loss)	1,137,283	122,486	90,298	43,348	19,250	4,279,080

Net change in unrealized appreciation (depreciation) of investments	799,157	(4,032)	(62,489)	(16,291)	(51,590)	2,108,831

Net Realized and Unrealized Gain (Loss) on Investments	1,936,440	118,454	27,809	27,057	(32,340)	6,387,911

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,934,511	$118,354	$60,135	$38,595	$(18,488)	$6,590,140

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-50

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*	EQ/JANUS ENTERPRISE*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$14,577	$26,893	$36,648	$266,137	$41	$810
Expenses:
Asset-based charges and direct operating expenses	320	749	336	1,795	—	179

Net Investment Income (Loss)	14,257	26,144	36,312	264,342	41	631

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	23,101	12,270	56,788	95,835	2	63,396
Net realized gain distribution from the Portfolios	294,292	25,709	132,819	—	101	92,302

Net realized gain (loss)	317,393	37,979	189,607	95,835	103	155,698

Net change in unrealized appreciation (depreciation) of investments	(104,459)	(144,790)	(68,247)	500,440	(9)	(28,685)

Net Realized and Unrealized Gain (Loss) on Investments	212,934	(106,811)	121,360	596,275	94	127,013

Net Increase (Decrease) in Net Assets Resulting from Operations	$227,191	$(80,667)	$157,672	$860,617	$135	$127,644

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-51

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/JPMORGAN VALUE OPPORTUNITIES*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MFS INTERNATIONAL GROWTH*	EQ/MID CAP INDEX*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$569	$4,383	$—	$82,137	$3,464	$7,591
Expenses:
Asset-based charges and direct operating expenses	—	1,800	737	1,685	299	242

Net Investment Income (Loss)	569	2,583	(737)	80,452	3,165	7,349

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	171	89,318	282,052	466,516	39,098	43,731
Net realized gain distribution from the Portfolios	15,988	798,963	893,983	920,728	183,054	100,757

Net realized gain (loss)	16,159	888,281	1,176,035	1,387,244	222,152	144,488

Net change in unrealized appreciation (depreciation) of investments	(670)	1,211,484	(380,791)	344,554	(94,465)	88,172

Net Realized and Unrealized Gain (Loss) on Investments	15,489	2,099,765	795,244	1,731,798	127,687	232,660

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,058	$2,102,348	$794,507	$1,812,250	$130,852	$240,009

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-52

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/PIMCO GLOBAL REAL RETURN*	EQ/PIMCO ULTRA SHORT BOND*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$29,676	$864,540	$89,128	$—	$56,338	$6,078
Expenses:
Asset-based charges and direct operating expenses	1,096	6,658	572	2,737	112	346

Net Investment Income (Loss)	28,580	857,882	88,556	(2,737)	56,226	5,732

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	541,510	172,114	122,956	1,950	13,792	(17,781)
Net realized gain distribution from the Portfolios	634,699	1,951,864	189,770	19,627	20,140	—

Net realized gain (loss)	1,176,209	2,123,978	312,726	21,577	33,932	(17,781)

Net change in unrealized appreciation (depreciation) of investments	146,735	(369,445)	(58,536)	1,188	(66,886)	6,166

Net Realized and Unrealized Gain (Loss) on Investments	1,322,944	1,754,533	254,190	22,765	(32,954)	(11,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,351,524	$2,612,415	$342,746	$20,028	$23,272	$(5,883)

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-53

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*	EQ/T. ROWE PRICE GROWTH STOCK*	EQ/VALUE EQUITY*	MULTIMANAGER CORE BOND*	MULTIMANAGER TECHNOLOGY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$59	$31,628	$—	$20	$13,189	$—
Expenses:
Asset-based charges and direct operating expenses	31	1,085	418	—	194	1,998

Net Investment Income (Loss)	28	30,543	(418)	20	12,995	(1,998)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(714)	299,175	373,672	2	6,413	710,647
Net realized gain distribution from the Portfolios	143	498,536	158,927	533	1,183	1,290,559

Net realized gain (loss)	(571)	797,711	532,599	535	7,596	2,001,206

Net change in unrealized appreciation (depreciation) of investments	(850)	(97,956)	(268,910)	(27)	(33,365)	(154,854)

Net Realized and Unrealized Gain (Loss) on Investments	(1,421)	699,755	263,689	508	(25,769)	1,846,352

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,393)	$730,298	$263,271	$528	$(12,774)	$1,844,354

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-54

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Continued)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	TARGET 2015 ALLOCATION*	TARGET 2025 ALLOCATION*	TARGET 2035 ALLOCATION*	TARGET 2045 ALLOCATION*	TARGET 2055 ALLOCATION*	VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$10,716	$32,611	$19,497	$40,179	$3,169	$75,661
Expenses:
Asset-based charges and direct operating expenses	167	387	236	448	36	762

Net Investment Income (Loss)	10,549	32,224	19,261	39,731	3,133	74,899

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	13,527	166,213	132,579	81,461	14,276	(3,042)
Net realized gain distribution from the Portfolios	63,208	113,034	32,851	50,912	1,906	30,340

Net realized gain (loss)	76,735	279,247	165,430	132,373	16,182	27,298

Net change in unrealized appreciation (depreciation) of investments	(37,240)	(108,353)	(28,039)	158,667	10,737	(185,286)

Net Realized and Unrealized Gain (Loss) on Investments	39,495	170,894	137,391	291,040	26,919	(157,988)

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,044	$203,118	$156,652	$330,771	$30,052	$(83,089)

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-55

SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (Concluded)

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$52,333
Expenses:
Asset-based charges and direct operating expenses	976

Net Investment Income (Loss)	51,357

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	488,099
Net realized gain distribution from the Portfolios	224,568

Net realized gain (loss)	712,667

Net change in unrealized appreciation (depreciation) of investments	301,505

Net Realized and Unrealized Gain (Loss) on Investments	1,014,172

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,065,529

The accompanying notes are an integral part of these financial statements.

FSA-56

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 RETIREMENT 2020*		1290 RETIREMENT 2025*		1290 RETIREMENT 2030*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$8,333	$10,283	$17,104	$17,862	$16,103	$14,295
Net realized gain (loss)	28,819	16,158	75,518	45,445	19,860	37,681
Net change in unrealized appreciation (depreciation) of investments	20,197	17,014	40,957	19,323	93,889	13,868

Net increase (decrease) in net assets resulting from operations	57,349	43,455	133,579	82,630	129,852	65,844

From Contractowners Transactions:
Payments received from contractowners	21,925	87,127	92,877	86,899	90,195	112,814
Transfers between Variable Investment Options including guaranteed interest account, net	7,312	116,763	77,029	83,345	500,901	335,711
Redemptions for contract benefits and terminations	(29,479)	(13,629)	(71,275)	(99,635)	(11,976)	(3,230)
Contract maintenance charges	(4,306)	(3,090)	(8,236)	(6,265)	(8,001)	(4,673)

Net increase (decrease) in net assets resulting from contractowners transactions	(4,548)	187,171	90,395	64,344	571,119	440,622

Net Increase (Decrease) in Net Assets	52,801	230,626	223,974	146,974	700,971	506,466
Net Assets — Beginning of Year or Period	649,662	419,036	1,160,114	1,013,140	951,702	445,236

Net Assets — End of Year or Period	$702,463	$649,662	$1,384,088	$1,160,114	$1,652,673	$951,702

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-57

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 RETIREMENT 2035*		1290 RETIREMENT 2040*		1290 RETIREMENT 2045*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$10,877	$11,590	$6,034	$7,228	$5,702	$8,436
Net realized gain (loss)	12,394	36,877	9,127	11,646	61,788	15,917
Net change in unrealized appreciation (depreciation) of investments	84,530	13,254	52,110	25,340	9,170	19,533

Net increase (decrease) in net assets resulting from operations	107,801	61,721	67,271	44,214	76,660	43,886

From Contractowners Transactions:
Payments received from contractowners	188,415	207,057	74,175	92,410	123,312	210,481
Transfers between Variable Investment Options including guaranteed interest account, net	(7,601)	15,188	6,437	146,464	(13,549)	62,128
Redemptions for contract benefits and terminations	(54,531)	(165,373)	(32,182)	(142,650)	(218,524)	(52,106)
Contract maintenance charges	(6,213)	(4,409)	(3,865)	(3,017)	(3,793)	(2,637)

Net increase (decrease) in net assets resulting from contractowners transactions	120,070	52,463	44,565	93,207	(112,554)	217,866

Net Increase (Decrease) in Net Assets	227,871	114,184	111,836	137,421	(35,894)	261,752
Net Assets — Beginning of Year or Period	728,747	614,563	442,095	304,674	519,753	258,001

Net Assets — End of Year or Period	$956,618	$728,747	$553,931	$442,095	$483,859	$519,753

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-58

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 RETIREMENT 2050*		1290 RETIREMENT 2055*		1290 RETIREMENT 2060*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$5,626	$5,405	$4,777	$5,640	$3,315	$3,545
Net realized gain (loss)	10,882	6,798	27,555	4,463	10,709	3,043
Net change in unrealized appreciation (depreciation) of investments	53,475	11,728	40,337	17,448	35,684	12,161

Net increase (decrease) in net assets resulting from operations	69,983	23,931	72,669	27,551	49,708	18,749

From Contractowners Transactions:
Payments received from contractowners	136,588	148,605	165,463	236,452	106,472	103,527
Transfers between Variable Investment Options including guaranteed interest account, net	(374)	(20,487)	(84,264)	53,397	2,053	11,140
Redemptions for contract benefits and terminations	(26,184)	(82,960)	(71,413)	(5,750)	(44,343)	(8,290)
Contract maintenance charges	(3,551)	(2,640)	(3,319)	(1,357)	(2,234)	(1,043)

Net increase (decrease) in net assets resulting from contractowners transactions	106,479	42,518	6,467	282,742	61,948	105,334

Net Increase (Decrease) in Net Assets	176,462	66,449	79,136	310,293	111,656	124,083
Net Assets — Beginning of Year or Period	364,755	298,306	367,418	57,125	221,734	97,651

Net Assets — End of Year or Period	$541,217	$364,755	$446,554	$367,418	$333,390	$221,734

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-59

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 VT DOUBLELINE DYNAMIC ALLOCATION*		1290 VT EQUITY INCOME*		1290 VT GAMCO MERGERS & ACQUISITIONS*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$1,041	$1,348	$13,222	$16,648	$551	$112
Net realized gain (loss)	13,971	4,996	(87,054)	(118,951)	2,433	(8,732)
Net change in unrealized appreciation (depreciation) of investments	1,098	6,610	287,291	47,973	4,496	3,923

Net increase (decrease) in net assets resulting from operations	16,110	12,954	213,459	(54,330)	7,480	(4,697)

From Contractowners Transactions:
Payments received from contractowners	29,388	13,490	50,940	71,976	12,657	15,202
Transfers between Variable Investment Options including guaranteed interest account, net	58	36,351	24,830	(94,650)	7,044	(16,529)
Redemptions for contract benefits and terminations	(3,337)	(1,334)	(242,287)	(143,160)	(775)	(12,530)
Contract maintenance charges	(1,130)	(750)	(5,608)	(5,637)	(514)	(649)

Net increase (decrease) in net assets resulting from contractowners transactions	24,979	47,757	(172,125)	(171,471)	18,412	(14,506)

Net Increase (Decrease) in Net Assets	41,089	60,711	41,334	(225,801)	25,892	(19,203)
Net Assets — Beginning of Year or Period	148,118	87,407	906,321	1,132,122	61,712	80,915

Net Assets — End of Year or Period	$189,207	$148,118	$947,655	$906,321	$87,604	$61,712

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-60

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	1290 VT GAMCO SMALL COMPANY VALUE*		1290 VT SMALL CAP VALUE*(a)(b)		1290 VT SOCIALLY RESPONSIBLE*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$19,534	$18,429	$23	$15	$20,045	$26,607
Net realized gain (loss)	365,488	92,003	308	(1)	218,201	359,333
Net change in unrealized appreciation (depreciation) of investments	339,911	78,538	169	247	927,648	208,587

Net increase (decrease) in net assets resulting from operations	724,933	188,970	500	261	1,165,894	594,527

From Contractowners Transactions:
Payments received from contractowners	141,103	190,615	550	261	155,879	162,491
Transfers between Variable Investment Options including guaranteed interest account, net	(33,413)	(559,654)	—	675	139,086	(20,670)
Redemptions for contract benefits and terminations	(467,651)	(269,299)	—	—	(369,561)	(324,495)
Contract maintenance charges	(19,574)	(17,821)	(16)	(5)	(23,850)	(19,450)

Net increase (decrease) in net assets resulting from contractowners transactions	(379,535)	(656,159)	534	931	(98,446)	(202,124)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	—	—	—	8	—	—

Net Increase (Decrease) in Net Assets	345,398	(467,189)	1,034	1,200	1,067,448	392,403
Net Assets — Beginning of Year or Period	3,009,906	3,477,095	1,200	—	3,939,439	3,547,036

Net Assets — End of Year or Period	$3,355,304	$3,009,906	$2,234	$1,200	$5,006,887	$3,939,439

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(a)	1290 VT Small Cap Value replaced CharterSM Small Value due to a merger on June 12, 2020.
(b)	Units were made available on June 12,2020.

FSA-61

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/AB SMALL CAP GROWTH*		EQ/AGGRESSIVE ALLOCATION*		EQ/ALL ASSET GROWTH ALLOCATION*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(285)	$688	$89,808	$61,381	$15,072	$4,327
Net realized gain (loss)	241,939	139,242	351,710	217,418	54,043	11,587
Net change in unrealized appreciation (depreciation) of investments	(93,283)	218,932	(64,461)	82,110	(33,474)	21,257

Net increase (decrease) in net assets resulting from operations	148,371	358,862	377,057	360,909	35,641	37,171

From Contractowners Transactions:
Payments received from contractowners	71,580	66,672	238,122	459,885	61,568	45,028
Transfers between Variable Investment Options including guaranteed interest account, net	(213,101)	163,028	(174,707)	(194,930)	(4,167)	(2,396)
Redemptions for contract benefits and terminations	(191,035)	(24,726)	(683,954)	(465,076)	(14,370)	(9,094)
Contract maintenance charges	(7,794)	(5,642)	(15,309)	(15,860)	(2,547)	(2,034)

Net increase (decrease) in net assets resulting from contractowners transactions	(340,350)	199,332	(635,848)	(215,981)	40,484	31,504

Net Increase (Decrease) in Net Assets	(191,979)	558,194	(258,791)	144,928	76,125	68,675
Net Assets — Beginning of Year or Period	1,294,629	736,435	2,555,531	2,410,603	318,583	249,908

Net Assets — End of Year or Period	$1,102,650	$1,294,629	$2,296,740	$2,555,531	$394,708	$318,583

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-62

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/CAPITAL GROUP RESEARCH*		EQ/CLEARBRIDGE LARGE CAP GROWTH*		EQ/CONSERVATIVE ALLOCATION*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(1,929)	$7,633	$(100)	$(112)	$32,326	$40,479
Net realized gain (loss)	1,137,283	1,439,879	122,486	79,942	90,298	60,203
Net change in unrealized appreciation (depreciation) of investments	799,157	339,019	(4,032)	77,105	(62,489)	51,649

Net increase (decrease) in net assets resulting from operations	1,934,511	1,786,531	118,354	156,935	60,135	152,331

From Contractowners Transactions:
Payments received from contractowners	310,627	343,704	52,704	75,411	151,810	145,247
Transfers between Variable Investment Options including guaranteed interest account, net	(372,811)	(237,157)	37,012	(53,576)	(7,592)	361,701
Redemptions for contract benefits and terminations	(953,289)	(1,507,361)	(280,592)	(72,452)	(156,785)	(269,661)
Contract maintenance charges	(53,982)	(49,977)	(4,173)	(4,211)	(13,208)	(12,936)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,069,455)	(1,450,791)	(195,049)	(54,828)	(25,775)	224,351

Net Increase (Decrease) in Net Assets	865,056	335,740	(76,695)	102,107	34,360	376,682
Net Assets — Beginning of Year or Period	8,871,565	8,535,825	657,174	555,067	2,272,572	1,895,890

Net Assets — End of Year or Period	$9,736,621	$8,871,565	$580,479	$657,174	$2,306,932	$2,272,572

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-63

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/CONSERVATIVE- PLUS ALLOCATION*		EQ/CORE PLUS BOND*		EQ/EQUITY 500 INDEX*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$11,538	$12,791	$13,852	$21,133	$202,229	$292,112
Net realized gain (loss)	43,348	162	19,250	109,554	4,279,080	4,360,925
Net change in unrealized appreciation (depreciation) of investments	(16,291)	38,108	(51,590)	17,022	2,108,831	(753,162)

Net increase (decrease) in net assets resulting from operations	38,595	51,061	(18,488)	147,709	6,590,140	3,899,875

From Contractowners Transactions:
Payments received from contractowners	78,385	70,328	46,152	63,760	1,117,816	1,196,087
Transfers between Variable Investment Options including guaranteed interest account, net	9,721	191,574	63,610	(10,409)	(1,649,424)	(2,217,623)
Redemptions for contract benefits and terminations	(238,689)	(792,506)	(181,182)	(133,533)	(5,117,662)	(5,038,499)
Contract maintenance charges	(3,770)	(6,322)	(5,912)	(6,081)	(148,931)	(148,461)

Net increase (decrease) in net assets resulting from contractowners transactions	(154,353)	(536,926)	(77,332)	(86,263)	(5,798,201)	(6,208,496)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	—	—	—	—	28	(408)

Net Increase (Decrease) in Net Assets	(115,758)	(485,865)	(95,820)	61,446	791,967	(2,309,029)
Net Assets — Beginning of Year or Period	676,999	1,162,864	984,143	922,697	25,761,994	28,071,023

Net Assets — End of Year or Period	$561,241	$676,999	$888,323	$984,143	$26,553,961	$25,761,994

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-64

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/GLOBAL EQUITY MANAGED VOLATILITY*		EQ/INTERMEDIATE GOVERNMENT BOND*		EQ/INTERNATIONAL CORE MANAGED VOLATILITY*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$14,257	$7,675	$26,144	$36,348	$36,312	$19,894
Net realized gain (loss)	317,393	89,095	37,979	87,025	189,607	37,002
Net change in unrealized appreciation (depreciation) of investments	(104,459)	46,544	(144,790)	46,963	(68,247)	48,691

Net increase (decrease) in net assets resulting from operations	227,191	143,314	(80,667)	170,336	157,672	105,587

From Contractowners Transactions:
Payments received from contractowners	134,899	100,393	180,134	205,033	76,019	93,333
Transfers between Variable Investment Options including guaranteed interest account, net	28,638	(236,815)	1,126	674,573	(64,060)	(148,750)
Redemptions for contract benefits and terminations	(65,083)	(194,203)	(270,399)	(1,205,508)	(218,837)	(134,058)
Contract maintenance charges	(9,491)	(8,256)	(21,517)	(26,929)	(9,505)	(9,336)

Net increase (decrease) in net assets resulting from contractowners transactions	88,963	(338,881)	(110,656)	(352,831)	(216,383)	(198,811)

Net Increase (Decrease) in Net Assets	316,154	(195,567)	(191,323)	(182,495)	(58,711)	(93,224)
Net Assets — Beginning of Year or Period	1,382,960	1,578,527	3,701,245	3,883,740	1,634,450	1,727,674

Net Assets — End of Year or Period	$1,699,114	$1,382,960	$3,509,922	$3,701,245	$1,575,739	$1,634,450

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-65

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/INTERNATIONAL EQUITY INDEX*		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*		EQ/JANUS ENTERPRISE*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$264,342	$140,805	$41	$14	$631	$(137)
Net realized gain (loss)	95,835	115,065	103	10	155,698	88,306
Net change in unrealized appreciation (depreciation) of investments	500,440	(61,456)	(9)	101	(28,685)	74,215

Net increase (decrease) in net assets resulting from operations	860,617	194,414	135	125	127,644	162,384

From Contractowners Transactions:
Payments received from contractowners	443,933	429,270	550	504	62,828	57,055
Transfers between Variable Investment Options including guaranteed interest account, net	136,701	(161,925)	—	—	(109,564)	183,278
Redemptions for contract benefits and terminations	(1,070,755)	(950,216)	—	—	(116,402)	(61,385)
Contract maintenance charges	(48,353)	(45,006)	(15)	(5)	(5,192)	(3,797)

Net increase (decrease) in net assets resulting from contractowners transactions	(538,474)	(727,877)	535	499	(168,330)	175,151

Net Increase (Decrease) in Net Assets	322,143	(533,463)	670	624	(40,686)	337,535
Net Assets — Beginning of Year or Period	8,162,060	8,695,523	1,214	590	822,887	485,352

Net Assets — End of Year or Period	$8,484,203	$8,162,060	$1,884	$1,214	$782,201	$822,887

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-66

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/JPMORGAN VALUE OPPORTUNITIES*		EQ/LARGE CAP GROWTH INDEX*		EQ/LARGE CAP GROWTH MANAGED VOLATILITY*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$569	$638	$2,583	$19,468	$(737)	$2,058
Net realized gain (loss)	16,159	931	888,281	1,170,070	1,176,035	1,106,325
Net change in unrealized appreciation (depreciation) of investments	(670)	5,491	1,211,484	163,190	(380,791)	(55,007)

Net increase (decrease) in net assets resulting from operations	16,058	7,060	2,102,348	1,352,728	794,507	1,053,376

From Contractowners Transactions:
Payments received from contractowners	1,900	1,747	318,120	244,862	177,756	195,236
Transfers between Variable Investment Options including guaranteed interest account, net	—	—	(300,075)	4,562,513	(90,213)	(812,958)
Redemptions for contract benefits and terminations	—	—	(74,110)	(70,768)	(822,910)	(874,205)
Contract maintenance charges	(756)	(532)	(42,884)	(21,646)	(22,817)	(24,352)

Net increase (decrease) in net assets resulting from contractowners transactions	1,144	1,215	(98,949)	4,714,961	(758,184)	(1,516,279)

Net Increase (Decrease) in Net Assets	17,202	8,275	2,003,399	6,067,689	36,323	(462,903)
Net Assets — Beginning of Year or Period	68,893	60,618	7,809,776	1,742,087	3,735,330	4,198,233

Net Assets — End of Year or Period	$86,095	$68,893	$9,813,175	$7,809,776	$3,771,653	$3,735,330

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-67

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/LARGE CAP VALUE MANAGED VOLATILITY*		EQ/MFS INTERNATIONAL GROWTH*		EQ/MID CAP INDEX*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$80,452	$108,867	$3,165	$4,379	$7,349	$8,967
Net realized gain (loss)	1,387,244	1,251,442	222,152	108,305	144,488	48,826
Net change in unrealized appreciation (depreciation) of investments	344,554	(1,110,853)	(94,465)	12,846	88,172	90,500

Net increase (decrease) in net assets resulting from operations	1,812,250	249,456	130,852	125,530	240,009	148,293

From Contractowners Transactions:
Payments received from contractowners	1,031,669	311,264	105,999	95,948	138,177	130,308
Transfers between Variable Investment Options including guaranteed interest account, net	66,888	(490,493)	326,905	305,188	142,612	(128,888)
Redemptions for contract benefits and terminations	(1,319,901)	(1,306,914)	(120,997)	(110,323)	(216,398)	(156,683)
Contract maintenance charges	(43,761)	(42,507)	(8,018)	(4,885)	(7,100)	(6,152)

Net increase (decrease) in net assets resulting from contractowners transactions	(265,105)	(1,528,650)	303,889	285,928	57,291	(161,415)

Net Increase (Decrease) in Net Assets	1,547,145	(1,279,194)	434,741	411,458	297,300	(13,122)
Net Assets — Beginning of Year or Period	7,548,746	8,827,940	1,123,047	711,589	985,944	999,066

Net Assets — End of Year or Period	$9,095,891	$7,548,746	$1,557,788	$1,123,047	$1,283,244	$985,944

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-68

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/MID CAP VALUE MANAGED VOLATILITY*		EQ/MODERATE ALLOCATION*		EQ/MODERATE-PLUS ALLOCATION*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$28,580	$60,075	$857,882	$634,750	$88,556	$70,016
Net realized gain (loss)	1,176,209	306,896	2,123,978	1,302,608	312,726	190,727
Net change in unrealized appreciation (depreciation) of investments	146,735	(242,459)	(369,445)	1,243,312	(58,536)	115,895

Net increase (decrease) in net assets resulting from operations	1,351,524	124,512	2,612,415	3,180,670	342,746	376,638

From Contractowners Transactions:
Payments received from contractowners	142,362	193,665	4,282,356	4,238,220	354,442	445,162
Transfers between Variable Investment Options including guaranteed interest account, net	124,851	(279,014)	(988,877)	(1,287,512)	(16,934)	(199,992)
Redemptions for contract benefits and terminations	(2,093,731)	(985,273)	(3,331,906)	(4,194,075)	(1,177,538)	(246,970)
Contract maintenance charges	(31,032)	(33,193)	(221,990)	(203,063)	(18,317)	(19,027)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,857,550)	(1,103,815)	(260,417)	(1,446,430)	(858,347)	(20,827)

Net Increase (Decrease) in Net Assets	(506,026)	(979,303)	2,351,998	1,734,240	(515,601)	355,811
Net Assets — Beginning of Year or Period	5,982,524	6,961,827	31,148,163	29,413,923	3,150,455	2,794,644

Net Assets — End of Year or Period	$5,476,498	$5,982,524	$33,500,161	$31,148,163	$2,634,854	$3,150,455

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-69

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/MONEY MARKET*		EQ/PIMCO GLOBAL REAL RETURN*		EQ/PIMCO ULTRA SHORT BOND*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(2,737)	$18,496	$56,226	$(58)	$5,732	$19,368
Net realized gain (loss)	21,577	220	33,932	14,536	(17,781)	(6,585)
Net change in unrealized appreciation (depreciation) of investments	1,188	14	(66,886)	13,663	6,166	23,803

Net increase (decrease) in net assets resulting from operations	20,028	18,730	23,272	28,141	(5,883)	36,586

From Contractowners Transactions:
Payments received from contractowners	702,924	796,162	14,316	15,069	72,998	488,058
Transfers between Variable Investment Options including guaranteed interest account, net	1,272,287	5,576,114	44,667	645,955	1,398,130	(80,726)
Redemptions for contract benefits and terminations	(2,567,867)	(1,816,812)	(9,389)	(304,982)	(2,504,666)	(225,462)
Contract maintenance charges	(76,529)	(80,917)	(2,890)	(1,853)	(9,653)	(13,676)

Net increase (decrease) in net assets resulting from contractowners transactions	(669,185)	4,474,547	46,704	354,189	(1,043,191)	168,194

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 66	(30)	533	—	—	—	—

Net Increase (Decrease) in Net Assets	(649,187)	4,493,810	69,976	382,330	(1,049,074)	204,780
Net Assets — Beginning of Year or Period	13,858,696	9,364,886	477,766	95,436	2,499,634	2,294,854

Net Assets — End of Year or Period	$13,209,509	$13,858,696	$547,742	$477,766	$1,450,560	$2,499,634

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-70

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/QUALITY BOND PLUS*		EQ/SMALL COMPANY INDEX*		EQ/T. ROWE PRICE GROWTH STOCK*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$28	$784	$30,543	$39,295	$(418)	$(344)
Net realized gain (loss)	(571)	1,475	797,711	74,694	532,599	68,525
Net change in unrealized appreciation (depreciation) of investments	(850)	1,238	(97,956)	635,652	(268,910)	415,013

Net increase (decrease) in net assets resulting from operations	(1,393)	3,497	730,298	749,641	263,271	483,194

From Contractowners Transactions:
Payments received from contractowners	1,900	1,747	228,428	220,222	162,270	168,924
Transfers between Variable Investment Options including guaranteed interest account, net	(55,765)	—	98,586	(181,059)	(430,269)	301,136
Redemptions for contract benefits and terminations	—	—	(888,631)	(473,361)	(238,158)	(101,871)
Contract maintenance charges	(614)	(634)	(30,262)	(24,246)	(13,139)	(10,286)

Net increase (decrease) in net assets resulting from contractowners transactions	(54,479)	1,113	(591,879)	(458,444)	(519,296)	357,903

Net Increase (Decrease) in Net Assets	(55,872)	4,610	138,419	291,197	(256,025)	841,097
Net Assets — Beginning of Year or Period	63,395	58,785	4,783,283	4,492,086	2,114,867	1,273,770

Net Assets — End of Year or Period	$7,523	$63,395	$4,921,702	$4,783,283	$1,858,842	$2,114,867

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-71

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	EQ/VALUE EQUITY*		MULTIMANAGER CORE BOND*		MULTIMANAGER TECHNOLOGY*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$20	$30	$12,995	$27,151	$(1,998)	$7,616
Net realized gain (loss)	535	544	7,596	68,009	2,001,206	2,177,108
Net change in unrealized appreciation (depreciation) of investments	(27)	(379)	(33,365)	(3,915)	(154,854)	920,763

Net increase (decrease) in net assets resulting from operations	528	195	(12,774)	91,245	1,844,354	3,105,487

From Contractowners Transactions:
Payments received from contractowners	825	756	77,546	87,302	313,382	309,671
Transfers between Variable Investment Options including guaranteed interest account, net	—	—	97,557	(517,547)	(712,490)	326,517
Redemptions for contract benefits and terminations	—	(5,708)	(416,950)	(144,273)	(844,795)	(1,024,312)
Contract maintenance charges	(22)	(11)	(5,602)	(8,784)	(55,289)	(43,191)

Net increase (decrease) in net assets resulting from contractowners transactions	803	(4,963)	(247,449)	(583,302)	(1,299,192)	(431,315)

Net Increase (Decrease) in Net Assets	1,331	(4,768)	(260,223)	(492,057)	545,162	2,674,172
Net Assets — Beginning of Year or Period	1,790	6,558	1,034,479	1,526,536	9,608,614	6,934,442

Net Assets — End of Year or Period	$3,121	$1,790	$774,256	$1,034,479	$10,153,776	$9,608,614

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-72

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	TARGET 2015 ALLOCATION*		TARGET 2025 ALLOCATION*		TARGET 2035 ALLOCATION*
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$10,549	$15,960	$32,224	$35,716	$19,261	$19,367
Net realized gain (loss)	76,735	26,441	279,247	111,999	165,430	98,434
Net change in unrealized appreciation (depreciation) of investments	(37,240)	31,659	(108,353)	97,782	(28,039)	48,819

Net increase (decrease) in net assets resulting from operations	50,044	74,060	203,118	245,497	156,652	166,620

From Contractowners Transactions:
Payments received from contractowners	—	(4)	(235)	(8)	—	2
Transfers between Variable Investment Options including guaranteed interest account, net	—	(214,876)	—	(53,682)	—	(10,701)
Redemptions for contract benefits and terminations	(255,392)	(51,424)	(608,794)	(97,852)	(413,361)	(259,865)
Contract maintenance charges	(4,682)	(5,057)	(11,792)	(13,382)	(8,249)	(9,898)

Net increase (decrease) in net assets resulting from contractowners transactions	(260,074)	(271,361)	(620,821)	(164,924)	(421,610)	(280,462)

Net Increase (Decrease) in Net Assets	(210,030)	(197,301)	(417,703)	80,573	(264,958)	(113,842)
Net Assets — Beginning of Year or Period	839,995	1,037,296	2,204,568	2,123,995	1,375,408	1,489,250

Net Assets — End of Year or Period	$629,965	$839,995	$1,786,865	$2,204,568	$1,110,450	$1,375,408

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-73

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	TARGET 2045 ALLOCATION*		TARGET 2055 ALLOCATION*		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$39,731	$27,345	$3,133	$2,202	$74,899	$79,081
Net realized gain (loss)	132,373	107,694	16,182	5,453	27,298	208,299
Net change in unrealized appreciation (depreciation) of investments	158,667	128,618	10,737	14,352	(185,286)	(46,591)

Net increase (decrease) in net assets resulting from operations	330,771	263,657	30,052	22,007	(83,089)	240,789

From Contractowners Transactions:
Payments received from contractowners	(101)	(1)	—	—	112,063	126,036
Transfers between Variable Investment Options including guaranteed interest account, net	—	(96,389)	—	—	(126,172)	1,664,013
Redemptions for contract benefits and terminations	(185,891)	(186,485)	(33,701)	(17,500)	(683,078)	(755,117)
Contract maintenance charges	(13,972)	(13,451)	(1,272)	(1,209)	(20,070)	(20,202)

Net increase (decrease) in net assets resulting from contractowners transactions	(199,964)	(296,326)	(34,973)	(18,709)	(717,257)	1,014,730

Net Increase (Decrease) in Net Assets	130,807	(32,669)	(4,921)	3,298	(800,346)	1,255,519
Net Assets — Beginning of Year or Period	2,102,808	2,135,477	170,628	167,330	4,227,202	2,971,683

Net Assets — End of Year or Period	$2,233,615	$2,102,808	$165,707	$170,628	$3,426,856	$4,227,202

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of 1290 Funds, EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-74

SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2021 AND 2020

	VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
	2021	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$51,357	$61,045
Net realized gain (loss)	712,667	367,382
Net change in unrealized appreciation (depreciation) of investments	301,505	313,375

Net increase (decrease) in net assets resulting from operations	1,065,529	741,802

From Contractowners Transactions:
Payments received from contractowners	1,237,414	317,466
Transfers between Variable Investment Options including guaranteed interest account, net	29,610	(65,292)
Redemptions for contract benefits and terminations	(198,829)	(1,455,527)
Contract maintenance charges	(28,538)	(21,811)

Net increase (decrease) in net assets resulting from contractowners transactions	1,039,657	(1,225,164)

Net Increase (Decrease) in Net Assets	2,105,186	(483,362)
Net Assets — Beginning of Year or Period	4,022,598	4,505,960

Net Assets — End of Year or Period	$6,127,784	$4,022,598

The accompanying notes are an integral part of these financial statements.

FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements

December 31, 2021

1.	Organization

Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the “Funds” or “Accounts”) were established by Equitable Financial Life Insurance Company (“Equitable Financial”), and were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of Equitable Financial. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by Equitable Financial for which the Accounts are the funding vehicles are Equi-Pen-Plus (“EPP”), Members Retirement Program (“MRP”), and Retirement Investment Account (“RIA”) (collectively, “the Plans”). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by Equitable Financial. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

Separate Account No. 66 consists of 56 Variable Investment Options. The Account invests in shares of mutual funds of 1290 Funds, EQ Premier VIP Trust (“VIP”), EQ Advisors Trust (“EQAT”), and Vanguard Funds (collectively “the Trusts”). The Trusts are open-end investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, “the Trusts” refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

Separate Account No. 10, 4, and 3 present a Statement of Assets and Liabilities as of December 31, 2021, a Statement of Operations for the year ended December 31, 2021, a Statement of Changes in Net Assets for the years ended December 31, 2021 and 2020, and a Portfolio of Investments as of December 31, 2021. The Contractowners invest in Separate Accounts No. 10, 4 and 3 under the following respective names:

RIA	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Common Stock Fund
Separate Account No. 3	The AllianceBernstein Mid Cap Growth Fund
MRP	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Growth Equity Fund
Separate Account No. 3	The AllianceBernstein Mid Cap Growth Fund
EPP	Pooled Separate Account Funds**
Separate Account No. 10	The AllianceBernstein Balanced Fund
Separate Account No. 4	The AllianceBernstein Common Stock Fund
Institutional	Pooled Separate Account Funds**
Separate Account No. 10	Balanced Account
Separate Account No. 4	Growth Stock Account
Separate Account No. 3	Mid Cap Growth Stock Account

FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

1.	Organization (Continued)

Separate Account No. 66 consists of the Variable Investment Options listed below. Separate Accounts No. 66 presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2021, a Statement of Operations for the year or period ended December 31, 2021, and a Statement of Changes in Net Assets for the years or periods ended December 31, 2021 and 2020, except as otherwise indicated below:

Separate Account No. 66:
RIA	EQ Advisors Trust*
	1290 VT Small Cap Value	EQ/Large Cap Growth Index
	1290 VT Socially Responsible	EQ/Large Cap Growth Managed Volatility
	EQ/AB Small Cap Growth	EQ/Large Cap Value Managed Volatility
	EQ/Value Equity(1)	EQ/Mid Cap Index
	EQ/Capital Group Research	EQ/Mid Cap Value Managed Volatility
	EQ/ClearBridge Large Cap Growth	EQ/Money Market
	EQ/Equity 500 Index	EQ/Quality Bond PLUS
	EQ/Global Equity Managed Volatility	EQ/T. Rowe Price Growth Stock
	EQ/Intermediate Government Bond	Multimanager Technology
EQ/International Core Managed Volatility
	EQ/International Equity Index	EQ Premier VIP Trust*
	EQ/International Value Managed Volatility	EQ/Core Plus Bond
EQ/JPMorgan Value Opportunities
EQ/Large Cap Core Managed Volatility(2)
MRP	1290 Funds	EQ/Large Cap Value Managed Volatility
	1290 Retirement 2020	EQ/MFS International Growth
	1290 Retirement 2025	EQ/Mid Cap Index
	1290 Retirement 2030	EQ/Mid Cap Value Managed Volatility
	1290 Retirement 2035	EQ/Money Market
	1290 Retirement 2040	EQ/PIMCO Global Real Return
	1290 Retirement 2045	EQ/PIMCO Ultra Short Bond
	1290 Retirement 2050	EQ/Small Company Index
	1290 Retirement 2055	EQ/T. Rowe Price Growth Stock
	1290 Retirement 2060	Multimanager Core Bond
Multimanager Technology
EQ Advisors Trust*
	1290 VT DoubleLine Dynamic Allocation	EQ Premier VIP Trust*
	1290 VT Equity Income	EQ/Core Plus Bond
	1290 VT GAMCO Mergers and Acquisitions	EQ/Aggressive Allocation
	1290 VT GAMCO Small Company Value	EQ/Conservative Allocation
	1290 VT Socially Responsible	EQ/Conservative-Plus Allocation
	EQ/AB Small Cap Growth	EQ/Moderate Allocation
	EQ/All Asset Growth Allocation	EQ/Moderate-Plus Allocation
	EQ/Capital Group Research	Target 2015 Allocation
	EQ/ClearBridge Large Cap Growth	Target 2025 Allocation
	EQ/Equity 500 Index	Target 2035 Allocation
	EQ/Global Equity Managed Volatility	Target 2045 Allocation
	EQ/Intermediate Government Bond	Target 2055 Allocation
EQ/International Core Managed Volatility
	EQ/International Equity Index	Vanguard
	EQ/Janus Enterprise	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
	EQ/Large Cap Growth Index	Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
EQ/Large Cap Growth Managed Volatility

*	An affiliate of Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
**	As defined in the respective Prospectus of the Plans.
(1)	Formerly known as EQ/Blackrock Basic Value Equity.
(2)	The account had no units at December 31, 2021 and 2020, thus the fund is excluded from all other sections of the financial statements.

FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

1.	Organization (Concluded)

Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from Equitable Financial’s other assets and liabilities. All Contracts are issued by Equitable Financial. The assets of the Accounts are the property of Equitable Financial. However, the portion of the Accounts’ assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Financial may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract (“Contracts”) in connection with retirement savings on a tax-deferred basis.

The amount retained by Equitable Financial in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from Equitable Financial and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by Equitable Financial are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by Equitable Financial in the Account may be transferred at any time by Equitable Financial to its General Account (“General Account”). Equitable Financial’s General Account is subject to creditor rights.

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by Equitable Financial to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, Equitable Financial may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

On April 15, 2019, the contracts of Separate Account No. 3 effected a 10 for 1 share split. Consequently, the share split increased the units outstanding by a split factor of 10:1 and with a corresponding decrease in unit value per share. This transition did not impact the net assets of the contracts. The per share data presented in Notes 7 and 8 have been retroactively adjusted to reflect the share split.

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Accounting policies specific to Separate Accounts No. 10, 4 and 3:

Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by Equitable Financial’s investment officers.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

2.	Significant Accounting Policies (Continued)

Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Other assets that do not have a readily available market price are valued at fair value as determined in good faith by Equitable Financial’s investment officers.

Investment Transactions:

Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under “Realized and Unrealized Gain (Loss) on Investments” in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

Futures and Forward Contracts:

Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account’s securities against anticipated future changes in interest rates that might adversely affect the value of an Account’s securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2021, the average monthly notional value of futures contracts held in Separate Account No. 4 was $874,383. All futures contracts were related to equity contracts. For the year ended December 31, 2021, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts’ basis in the contract. Should interest

FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

2.	Significant Accounting Policies (Continued)

rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2021. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

Market and Credit Risk:

Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts’ exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts’ futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

Contracts in Payout:

Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. Equitable Financial retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

Other assets and liabilities:

Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

Contract Payments and Withdrawals:

Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

Taxes:

The operations of the Account are included in the federal income tax return of Equitable Financial, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Financial is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, Equitable Financial retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

2.	Significant Accounting Policies (Concluded)

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Accounting policies specific to Separate Account No. 66:

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from Equitable Financial’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of Equitable Financial’s General Account.

Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. Equitable Financial is required by state insurance laws to set aside additional assets in Equitable Financial’s General Account to provide for other policy benefits. Equitable Financial’s General Account is subject to creditor rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

Taxes:

The operations of the Account are included in the federal income tax return of Equitable Financial, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Financial is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, Equitable Financial retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

3.	Fair Value Disclosures

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

The Advisor has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedure established by the Advisor and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Advisor’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

3.	Fair Value Disclosures (Continued)

The Committee is also responsible for monitoring the implementation of the pricing policies by the Advisor’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Advisor’s prices).

For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.

For Separate Accounts No. 10, 4, and 3, assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

	Fair Value Measurements as of December 31, 2021
	Level 1
	Separate Account No.10	Separate Account No.4	Separate Account No.3
Assets
Investments:
Common stocks
Communication services	$951,637	$13,792,827	$1,387,046
Consumer discretionary	1,242,780	22,005,968	5,977,689
Consumer staples	361,998	4,703,054	349,251
Energy	182,619	365,749	—
Financials	1,119,478	2,808,584	238,537
Health Care	1,273,677	10,368,396	3,875,632
Industrials	938,522	6,873,910	5,317,608
Information Technology	2,783,662	54,657,908	11,117,131
Materials & processing	146,238	1,220,529	—
Real estate	181,700	2,100,440	—
Utilities	114,172	29,716	—

Total common stocks	9,296,483	118,927,081	28,262,894

Other financial instruments:
Futures Contracts(1)	—	15,743	—

Total other financial instruments	—	15,743	—

Total Level 1	$9,296,483	$118,942,824	$28,262,894

FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

3.	Fair Value Disclosures (Concluded)

	Level 2
	Separate Account No.10(1)	Separate Account No.4	Separate Account No.3
Assets
Investments:
Fixed Maturities, available for sale
Corporate	$1,978,669	$—	$—
U.S. Treasury, government and agency	4,286,960	—	—
States and political subdivision	99,113	—	—
Commercial mortgage-backed	126,711	—	—
Mortgage Pass-Throughs	1,044,629	—	—

Total fixed maturities, available for sale	7,536,082	—	—

Common stocks
Communication services	49,881	—	—
Consumer discretionary	500,213	—	—
Consumer staples	398,634	—	—
Energy	246,081	—	—
Financials	638,822	—	—
Health Care	416,065	—	—
Industrials	305,865	—	—
Information Technology	277,218	—	—
Materials & processing	215,504	—	—
Utilities	144,583	—	—

Total common stocks	3,192,866	—	—

Short-term investments
U.S. Treasury, government and agency	773,106	—	—

Total short-term investments	773,106	—	—

Total Level 2	$11,502,054	$—	$—

(1)	Only variation margin receivable/(payable) at year end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

4.	Purchases and Sales of Portfolios

Investment Security Transactions:

For the year ended December 31, 2021, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

	Purchases		Sales
Fund	Stocks and Debt Securities	U.S. Government and Agencies	Stocks and Debt Securities	U.S. Government and Agencies
Separate Account No. 10	$12,761,277	$7,822,890	$16,229,427	$7,897,288
Separate Account No. 4	18,492,413	—	28,476,343	—
Separate Account No. 3	11,482,462	—	13,491,552	—

FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

4.	Purchases and Sales of Portfolios (Continued)

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2021 were as follows for Separate Account No. 66:

	Purchases	Sales
1290 RETIREMENT 2020	$62,546	$32,980
1290 RETIREMENT 2025	315,401	155,964
1290 RETIREMENT 2030	622,634	18,087
1290 RETIREMENT 2035	196,024	64,985
1290 RETIREMENT 2040	96,114	40,073
1290 RETIREMENT 2045	146,674	231,822
1290 RETIREMENT 2050	143,823	26,288
1290 RETIREMENT 2055	165,963	152,720
1290 RETIREMENT 2060	110,822	42,343
1290 VT DOUBLELINE DYNAMIC ALLOCATION	43,594	4,147
1290 VT EQUITY INCOME	148,093	306,942
1290 VT GAMCO MERGERS & ACQUISITIONS	23,662	2,360
1290 VT GAMCO SMALL COMPANY VALUE	481,732	615,848
1290 VT SMALL CAP VALUE	879	17
1290 VT SOCIALLY RESPONSIBLE	446,575	467,580
EQ/AB SMALL CAP GROWTH	337,391	460,246
EQ/AGGRESSIVE ALLOCATION	1,172,634	1,538,011
EQ/ALL ASSET GROWTH ALLOCATION	128,076	22,636
EQ/CAPITAL GROUP RESEARCH	747,251	1,358,781
EQ/CLEARBRIDGE LARGE CAP GROWTH	121,721	282,803
EQ/CONSERVATIVE ALLOCATION	268,672	177,455
EQ/CONSERVATIVE-PLUS ALLOCATION	125,409	237,987
EQ/CORE PLUS BOND	830,206	883,320
EQ/EQUITY 500 INDEX	2,457,348	7,293,695
EQ/GLOBAL EQUITY MANAGED VOLATILITY	553,493	155,983
EQ/INTERMEDIATE GOVERNMENT BOND	555,684	614,537
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	284,510	331,773
EQ/INTERNATIONAL EQUITY INDEX	769,383	1,043,570
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	692	15
EQ/JANUS ENTERPRISE	204,190	279,518
EQ/JPMORGAN VALUE OPPORTUNITIES	18,457	757
EQ/LARGE CAP GROWTH INDEX	1,133,906	430,363
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	1,063,539	928,486
EQ/LARGE CAP VALUE MANAGED VOLATILITY	2,340,849	1,604,769
EQ/MFS INTERNATIONAL GROWTH	729,772	239,549
EQ/MID CAP INDEX	442,888	277,420
EQ/MID CAP VALUE MANAGED VOLATILITY	985,819	2,180,283
EQ/MODERATE ALLOCATION	5,686,648	3,136,256
EQ/MODERATE-PLUS ALLOCATION	619,140	1,199,072
EQ/MONEY MARKET	5,785,454	6,437,591
EQ/PIMCO GLOBAL REAL RETURN	658,478	535,350
EQ/PIMCO ULTRA SHORT BOND	2,143,007	3,180,535
EQ/QUALITY BOND PLUS	2,103	56,411
EQ/SMALL COMPANY INDEX	1,093,690	1,156,392
EQ/T. ROWE PRICE GROWTH STOCK	635,989	996,611
EQ/VALUE EQUITY	1,379	23
MULTIMANAGER CORE BOND	211,901	445,168
MULTIMANAGER TECHNOLOGY	1,943,582	1,953,770
TARGET 2015 ALLOCATION	73,924	260,313
TARGET 2025 ALLOCATION	145,646	621,289

FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

4.	Purchases and Sales of Portfolios (Concluded)

	Purchases	Sales
TARGET 2035 ALLOCATION	$52,348	$421,905
TARGET 2045 ALLOCATION	91,091	200,355
TARGET 2055 ALLOCATION	5,075	35,002
VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO	770,778	1,382,483
VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO	3,140,221	1,824,231

5.	Expenses and Related Party Transactions

In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. 1290 Funds issue Class A, Class I, Class R and Class T shares. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by 1290 Funds, EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B, Class IB, Class R and Class T shares are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by 1290 Funds, EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the 1290 Trust, on behalf of each related Portfolio, may charge an annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class A and Class T shares and 0.50% of the average daily net assets of a Portfolio attributable to its Class R shares. The Distributions Plans also provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum 12b-1 fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with Equitable Distributors, LLC (“Equitable Distributors”), a wholly-owned subsidiary of Equitable Financial and an affiliate of Equitable Investment Management Group, LLC (“EIMG”). The Distribution Plans provide that Equitable Distributors will be entitled to receive a maximum 12b-1 fee as described above.

EIMG, a wholly-owned subsidiary of Equitable Financial serves as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP. EIMG either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. EIM receives management fees for services performed in its capacity as investment adviser of the Portfolios of 1290 Funds, EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. Equitable Investment Management, LLC (“EIM”) serves as administrator of the Portfolios of 1290 Funds, EQAT and VIP. As the administrator, EIM either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the Portfolios of 1290 Funds, EQAT and VIP. Expenses of the Portfolios of 1290 Funds, EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.04% to a high of 1.25% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of 1290 Funds, EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

Equitable Financial, Equitable Advisors, LLC (“Equitable Advisors”) or Equitable Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options’ investment in the Portfolios. For the year ended December 31, 2021, there were no 12b-1 fees or additional payments from the unaffiliated portfolio. Equitable Advisors or Equitable Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers’ respective Portfolios.

FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

5.	Expenses and Related Party Transactions (Concluded)

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment advisor for the EQ/AB Small Cap Growth; EQ/Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Mid Cap Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of EQ/Large Cap Value Managed Volatility, EQ/Quality Bond PLUS, and Multimanager Technology. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by Equitable Holdings, Inc.

Equitable Advisors is an affiliate of Equitable Financial, and a distributor and principal underwriter of the policies (“Contracts”). Equitable Advisors is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Contracts are sold by financial professionals who are registered representatives of Equitable Advisors and licensed insurance agents of Equitable Network, LLC (“ Equitable Network”) or its subsidiaries (affiliates of Equitable Financial). Equitable Advisors receives commissions and other service-related payments under its distribution agreement with Equitable Financial and its networking agreement with Equitable Network.

In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, Equitable Financial, AllianceBernstein, and Equitable Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the Equitable Financial Funds’ portfolio transactions.

Equitable Financial serves as the transfer agent for EQAT and VIP.

6.	Asset-based Charges and Contractowner Charges

Charges and fees relating to the Portfolios are paid to Equitable Financial and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

RIA

Charges and fees relating to the Portfolios are paid to Equitable Financial and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

Investment Management Fee:

An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

Administrative Fees:

Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

6.	Asset-based Charges and Contractowner Charges (Continued)

Ongoing Operations Fee — An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

Combined balance of investment options	Monthly Rate
First $150,000	1/12 of 1.25%
Next $350,000	1/12 of 1.00%
Next $500,000	1/12 of 0.75%
Next $1,500,000	1/12 of 0.50%
Over $2,500,000	1/12 of 0.25%

Participant Recordkeeping Services Charge — Employers electing RIA’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

Contingent Withdrawal Charge — Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

Loan Fee — A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

Operating and Expense Charges:

In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

MRP

Charges and fees relating to the Portfolios paid to Equitable Financial are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to Equitable Financial. Fees with respect to the Members Retirement Program contracts are as follows:

•	Program Expense Charge — Equitable Financial assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. Equitable Financial determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

•	Investment Management Fees — An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

6.	Asset-based Charges and Contractowner Charges (Continued)

•	Direct Operating and Other Expenses — In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

•	A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

EPP

Charges and fees relating to the Funds are paid to Equitable Financial and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

Investment Management Fee:

An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

Administrative Fees:

Ongoing Operations Fee — An expense charge is made based on each client’s combined balance of Master Plan and Trust net assets in the Funds and Equitable Financial’s Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

Participant Recordkeeping Services Charge — Employers electing Equi-Pen-Plus’s optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

Withdrawal Charge — A charge is applied if the client terminates plan participation in the Master Retirement Trust (“Master Trust”) and if the client transfers assets to another funding agency before the fifth anniversary of the date Equitable Financial accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

For Termination Occurring In:	Withdrawal Charge:
Years 1 and 2	3% of all Master Trust assets
Years 3 and 4	2% of all Master Trust assets
Year 5	1% of all Master Trust assets
After Year 5	No Withdrawal Charge

Operating and Expense Charges:

In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

6.	Asset-based Charges and Contractowner Charges (Concluded)

Institutional

Asset Management Fees

Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client’s aggregate interest in Equitable Financial’s Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

Each Client’s Aggregate Interest	Annual Rate
Minimum Fee	$5,000
First $2 million	0.85 of 1%
Next $3 million	0.60 of 1%
Next $5 million	0.40 of 1%
Next $15 million	0.30 of 1%
Next $75 million	0.25 of 1%
Excess over $100 million	0.20 of 1%

Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

Asset management fees are paid to Equitable Financial. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

Administrative Fees

Certain client contracts provide for a fee for administrative services to be paid directly to Equitable Financial. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

Operating and Expense Charges

In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

7.	Changes in Units Outstanding

Accumulation units issued and redeemed for the years ended of December 31, 2021 and December 31, 2020 were (in thousands):

Separate Accounts No. 10, 4 and 3:

	AllianceBernstein Balanced Fund		AllianceBernstein Common Stock Fund		AllianceBernstein Mid Cap Growth Fund
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
RIA
Issued	—	—	—	—	—	—
Redeemed	—	—	—	—	—	(3)

Net Decrease	—	—	—	—	—	(3)

	AllianceBernstein Balanced Fund		AllianceBernstein Growth Equity Fund		AllianceBernstein Mid Cap Growth Fund
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
MRP
Issued	8	13	3	9	46	354
Redeemed	(35)	(62)	(4)	(18)	(154)	(624)

Net Decrease	(27)	(49)	(1)	(9)	(108)	(270)

	AllianceBernstein Balanced Fund		AllianceBernstein Common Stock Fund
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
EPP
Issued	—	—	—	—
Redeemed	—	—	—	—

Net Decrease	—	—	—	—

	Balanced Account		Growth Stock Account		Mid Cap Growth Stock Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Institutional
Issued	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net Decrease	—	—	—	—	—	—

Separate Account No. 66:

	1290 VT SMALL CAP VALUE		1290 VT SOCIALLY RESPONSIBLE		EQ/AB SMALL CAP GROWTH		EQ/CAPITAL GROUP RESEARCH		EQ/CLEARBRIDGE LARGE CAP GROWTH
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—	—	—	—	—

Net Increase/(Decreased)	—	—	—	—	—	—	—	—	—	—

FSA-91

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

7.	Changes in Units Outstanding (Continued)

	EQ/CONSERVATIVE ALLOCATION		EQ/EQUITY 500 INDEX		EQ/GLOBAL EQUITY MANAGED VOLATILITY		EQ/INTERMEDIATE GOVERNMENT BOND		EQ/INTERNATIONAL CORE MANAGED VOLATILITY
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	(1)	—	—	—	—	—	—	—

Net Increase/ (Decreased)	—	—	(1)	—	—	—	—	—	—	—

	EQ/INTERNATIONAL EQUITY INDEX		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY		EQ/JANUS ENTERPRISE		EQ/LARGE CAP GROWTH INDEX		EQ/LARGE CAP GROWTH MANAGED VOLATILITY
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—	—	—	—	—

Net Increase/ (Decreased)	—	—	—	—	—	—	—	—	—	—

	EQ/LARGE CAP VALUE MANAGED VOLATILITY		EQ/MFS INTERNATIONAL GROWTH		EQ/MID CAP VALUE MANAGED VOLATILITY		EQ/MODERATE ALLOCATION		EQ/PIMCO GLOBAL REAL RETURN
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
RIA
Net Issued	—	—	—	—	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—	—	—	—	—

Net Increase/ (Decreased)	—	—	—	—	—	—	—	—	—	—

	EQ/SMALL COMPANY INDEX		EQ/VALUE EQUITY		MULTIMANAGER TECHNOLOGY
	2021	2020	2021	2020	2021	2020
RIA
Net Issued	—	—	—	—	—	—
Net Redeemed	—	—	—	—	—	—

Net Increase/ (Decreased)	—	—	—	—	—	—

	1290 RETIREMENT 2020		1290 RETIREMENT 2025		1290 RETIREMENT 2030		1290 RETIREMENT 2035		1290 RETIREMENT 2040
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	3	20	19	35	43	40	14	29	6	22
Net Redeemed	(3)	(4)	(12)	(29)	(2)	(1)	(5)	(24)	(3)	(13)

Net Increase/ (Decreased)	—	16	7	6	41	39	9	5	3	9

FSA-92

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

7.	Changes in Units Outstanding (Continued)

	1290 RETIREMENT 2045		1290 RETIREMENT 2050		1290 RETIREMENT 2055		1290 RETIREMENT 2060		1290 VT DOUBLELINE DYNAMIC ALLOCATION
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	9	23	10	13	12	26	8	10	2	4
Net Redeemed	(17)	(4)	(2)	(9)	(11)	(2)	(3)	(1)	(1)	(1)

Net Increase/ (Decreased)	(8)	19	8	4	1	24	5	9	1	3

	1290 VT EQUITY INCOME		1290 VT GAMCO MERGERS & ACQUISITIONS		1290 VT GAMCO SMALL COMPANY VALUE		1290 VT SOCIALLY RESPONSIBLE		EQ/AB SMALL CAP GROWTH
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	6	4	1	4	6	8	12	35	4	13
Net Redeemed	(14)	(13)	—	(5)	(14)	(29)	(16)	(47)	(14)	(4)

Net Increase/ (Decreased)	(8)	(9)	1	(1)	(8)	(21)	(4)	(12)	(10)	9

	EQ/AGGRESSIVE ALLOCATION		EQ/ALL ASSET GROWTH ALLOCATION		EQ/CAPITAL GROUP RESEARCH		EQ/CLEARBRIDGE LARGE CAP GROWTH		EQ/CONSERVATIVE ALLOCATION
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	41	23	3	3	4	8	2	4	10	37
Net Redeemed	(70)	(35)	(1)	(1)	(19)	(34)	(8)	(6)	(12)	(21)

Net Increase/ (Decreased)	(29)	(12)	2	2	(15)	(26)	(6)	2	(2)	16

	EQ/CONSERVATIVE- PLUS ALLOCATION		EQ/CORE PLUS BOND		EQ/EQUITY 500 INDEX		EQ/GLOBAL EQUITY MANAGED VOLATILITY		EQ/INTERMEDIATE GOVERNMENT BOND
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	5	26	63	64	45	62	9	7	38	118
Net Redeemed	(14)	(62)	(69)	(70)	(188)	(301)	(6)	(25)	(46)	(144)

Net Increase/ (Decreased)	(9)	(36)	(6)	(6)	(143)	(239)	3	(18)	(8)	(26)

	EQ/INTERNATIONAL CORE MANAGED VOLATILITY		EQ/INTERNATIONAL EQUITY INDEX		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY		EQ/JANUS ENTERPRISE		EQ/JPMORGAN VALUE OPPORTUNITIES
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	6	6	17	43	—	—	4	13	—	—
Net Redeemed	(17)	(20)	(36)	(76)	—	—	(10)	(4)	—	—

Net Increase/ (Decreased)	(11)	(14)	(19)	(33)	—	—	(6)	9	—	—

FSA-93

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

7.	Changes in Units Outstanding (Concluded)

	EQ/LARGE CAP GROWTH INDEX		EQ/LARGE CAP GROWTH MANAGED VOLATILITY		EQ/LARGE CAP VALUE MANAGED VOLATILITY		EQ/MFS INTERNATIONAL GROWTH		EQ/MID CAP INDEX
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	8	249	7	17	43	30	26	38	11	8
Net Redeemed	(10)	(105)	(36)	(94)	(53)	(96)	(11)	(23)	(9)	(14)

Net Increase/ (Decreased)	(2)	144	(29)	(77)	(10)	(66)	15	15	2	(6)

	EQ/MID CAP VALUE MANAGED VOLATILITY		EQ/MODERATE ALLOCATION		EQ/MODERATE- PLUS ALLOCATION		EQ/MONEY MARKET		EQ/PIMCO GLOBAL REAL RETURN
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	8	13	159	193	17	25	558	2459	48	62
Net Redeemed	(55)	(50)	(173)	(285)	(60)	(27)	(623)	(2025)	(44)	(31)

Net Increase/ (Decreased)	(47)	(37)	(14)	(92)	(43)	(2)	(65)	434	4	31

	EQ/PIMCO ULTRA SHORT BOND		EQ/QUALITY BOND PLUS		EQ/SMALL COMPANY INDEX		EQ/T. ROWE PRICE GROWTH STOCK		EQ/VALUE EQUITY
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	168	47	—	—	12	12	12	23	—	—
Net Redeemed	(249)	(33)	—	—	(24)	(25)	(24)	(13)	—	—

Net Increase/ (Decreased)	(81)	14	—	—	(12)	(13)	(12)	10	—	—

	MULTIMANAGER CORE BOND		MULTIMANAGER TECHNOLOGY		TARGET 2015 ALLOCATION		TARGET 2025 ALLOCATION		TARGET 2035 ALLOCATION
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	16	39	7	32	—	—	—	1	—	—
Net Redeemed	(37)	(87)	(22)	(44)	(15)	(19)	(32)	(10)	(20)	(16)

Net Increase/ (Decreased)	(21)	(48)	(15)	(12)	(15)	(19)	(32)	(9)	(20)	(16)

	TARGET 2045 ALLOCATION		TARGET 2055 ALLOCATION		VANGUARD VARIABLE INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO		VANGUARD VARIABLE INSURANCE FUND TOTAL STOCK MARKET INDEX PORTFOLIO
	2021	2020	2021	2020	2021	2020	2021	2020
MRP
Net Issued	—	—	1	—	57	286	165	216
Net Redeemed	(9)	(17)	(2)	(2)	(119)	(200)	(108)	(310)

Net Increase/ (Decreased)	(9)	(17)	(1)	(2)	(62)	86	57	(94)

The — on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

FSA-94

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights

Equitable Financial issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through Equitable Financial are RIA, MRP, and EPP (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by Equitable Financial. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio***
SEPARATE ACCOUNT NO. 10

AllianceBernstein Balanced Fund
December 31, 2021	RIA* - contract charge 0.50% (a)	$515.45	2		$1,091	1.84%	12.34%	1.03%
December 31, 2020	RIA* - contract charge 0.50% (a)	$458.85	2		$998	2.08%	13.63%	0.86%
December 31, 2019	RIA* - contract charge 0.50% (a)	$403.81	2		$884	2.61%	18.45%	0.62%
December 31, 2018	RIA* - contract charge 0.50% (a)	$340.92	4		$1,365	2.66%	(4.47)%	0.64%
December 31, 2017	RIA* - contract charge 0.50% (a)	$356.88	3		$1,114	2.49%	13.72%	0.63%

December 31, 2021	MRP* - contract charge 0.50% (a)	$123.32	157		$19,356	1.84%	12.33%	1.03%
December 31, 2020	MRP* - contract charge 0.50% (a)	$109.78	184		$20,186	2.08%	13.63%	0.86%
December 31, 2019	MRP* - contract charge 0.50% (a)	$96.61	233		$22,540	2.61%	18.44%	0.62%
December 31, 2018	MRP* - contract charge 0.50% (a)	$81.57	252		$20,541	2.66%	(4.47)%	0.64%
December 31, 2017	MRP* - contract charge 0.50% (a)	$85.39	287		$24,512	2.49%	13.72%	0.63%

December 31, 2021	EPP* - contract charge 0.25% (a)	$552.39	—(b	)	$153	1.84%	12.62%	0.78%
December 31, 2020	EPP* - contract charge 0.25% (a)	$490.50	—(b	)	$133	2.08%	13.92%	0.61%
December 31, 2019	EPP* - contract charge 0.25% (a)	$430.58	—(b	)	$127	2.61%	18.74%	0.37%
December 31, 2018	EPP* - contract charge 0.25% (a)	$362.61	1		$205	2.66%	(4.23)%	0.39%
December 31, 2017	EPP* - contract charge 0.25% (a)	$378.63	1		$246	2.49%	14.00%	0.38%

Balanced Account
December 31, 2021	Institutional	$59,199.76	—(b	)	$37	1.84%	12.90%	0.53%
December 31, 2020	Institutional	$52,435.78	—(b	)	$34	2.08%	14.20%	0.36%
December 31, 2019	Institutional	$45,915.42	—(b	)	$30	2.61%	19.04%	0.12%
December 31, 2018	Institutional	$38,570.01	—(b	)	$26	2.66%	(3.99)%	0.14%
December 31, 2017	Institutional	$40,173.25	—(b	)	$29	2.49%	14.29%	0.13%

SEPARATE ACCOUNT NO. 4
AllianceBernstein Common Stock Fund
December 31, 2021	RIA* - contract charge 0.08% (a)	$5,185.85	1		$5,015	0.74%	27.47%	0.15%
December 31, 2020	RIA* - contract charge 0.08% (a)	$4,068.32	1		$4,113	1.01%	38.13%	0.16%
December 31, 2019	RIA* - contract charge 0.08% (a)	$2,945.37	1		$3,358	1.28%	36.02%	0.17%
December 31, 2018	RIA* - contract charge 0.08% (a)	$2,165.33	1		$3,118	1.46%	(1.80)%	0.17%
December 31, 2017	RIA* - contract charge 0.08% (a)	$2,205.03	2		$3,363	1.46%	30.05%	0.17%

December 31, 2021	EPP* - contract charge 0.08% (a)	$5,380.83	—(b	)	$2,050	0.74%	27.47%	0.15%
December 31, 2020	EPP* - contract charge 0.08% (a)	$4,221.28	—(b	)	$1,617	1.01%	38.13%	0.16%
December 31, 2019	EPP* - contract charge 0.08% (a)	$3,056.11	—(b	)	$1,204	1.28%	36.02%	0.17%
December 31, 2018	EPP* - contract charge 0.08% (a)	$2,246.74	1		$1,355	1.46%	(1.80)%	0.17%
December 31, 2017	EPP* - contract charge 0.08% (a)	$2,287.93	1		$1,606	1.46%	30.05%	0.17%

FSA-95

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio***
AllianceBernstein Growth Equity Fund
December 31, 2021	MRP* - contract charge 0.30% (a)	$1,984.06	25		$49,621	0.74%	27.19%	0.37%
December 31, 2020	MRP* - contract charge 0.30% (a)	$1,559.94	26		$41,320	1.01%	37.82%	0.38%
December 31, 2019	MRP* - contract charge 0.30% (a)	$1,131.88	35		$39,515	1.28%	35.72%	0.39%
December 31, 2018	MRP* - contract charge 0.30% (a)	$833.97	39		$32,831	1.46%	(2.03)%	0.39%
December 31, 2017	MRP* - contract charge 0.30% (a)	$851.21	46		$39,138	1.46%	29.76%	0.39%

Growth Stock Account
December 31, 2021	Institutional	$56,392.53	1		$67,617	0.74%	27.57%	0.07%
December 31, 2020	Institutional	$44,204.78	1		$57,422	1.01%	38.24%	0.08%
December 31, 2019	Institutional	$31,977.69	1		$47,071	1.28%	36.13%	0.09%
December 31, 2018	Institutional	$23,490.04	2		$38,594	1.46%	(1.72)%	0.09%
December 31, 2017	Institutional	$23,901.55	2		$43,381	1.46%	30.15%	0.09%

SEPARATE ACCOUNT NO. 3
AllianceBernstein Mid Cap Growth Fund
December 31, 2021	RIA* - contract charge 0.50% (a)	$156.60	7		$1,130	0.14%	15.85%	0.51%
December 31, 2020	RIA* - contract charge 0.50% (a)	$135.17	7		$1,002	0.23%	41.91%	0.52%
December 31, 2019	RIA* - contract charge 0.50% (a)(c)	$95.25	10		$987	0.29%	33.11%	0.50%
December 31, 2018	RIA* - contract charge 0.50% (a)(c)	$71.56	16		$1,164	0.42%	4.09%	0.52%
December 31, 2017	RIA* - contract charge 0.50% (a)(c)	$68.75	15		$1,047	0.35%	32.81%	0.52%

December 31, 2021	MRP* - contract charge 0.65% (a)	$31.68	815		$25,820	0.14%	15.66%	0.66%
December 31, 2020	MRP* - contract charge 0.65% (a)	$27.39	923		$25,269	0.23%	41.70%	0.67%
December 31, 2019	MRP* - contract charge 0.65% (a)(c)	$19.33	1,193		$23,069	0.29%	32.94%	0.65%
December 31, 2018	MRP* - contract charge 0.65% (a)(c)	$14.54	1,377		$20,016	0.42%	3.93%	0.67%
December 31, 2017	MRP* - contract charge 0.65% (a)(c)	$13.99	1,512		$21,148	0.35%	32.62%	0.67%

Mid Cap Growth Stock Account
December 31, 2021	Institutional	$17,989.76	—(b	)	$1,479	0.14%	16.44%	0.01%
December 31, 2020	Institutional	$15,450.26	—(b	)	$1,375	0.23%	42.63%	0.02%
December 31, 2019	Institutional (c)	$10,832.74	—(b	)	$1,094	0.29%	33.82%	—%
December 31, 2018	Institutional (c)	$8,094.78	—(b	)	$890	0.42%	4.61%	0.02%
December 31, 2017	Institutional (c)	$7,737.96	—(b	)	$929	0.35%	33.48%	0.02%

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*
SEPARATE ACCOUNT NO. 66+

1290 Retirement 2020
2021	MRP*, 0.02% (a)	$13.32	53	$702	1.23%	8.82%	0.02%
2020	MRP*, 0.02% (a)	$12.24	53	$650	2.08%	6.90%	0.02%
2019	MRP*, 0.02% (a)	$11.45	37	$419	4.44%	16.84%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.80	8	$74	3.35%	(2.68)%	0.02%

1290 Retirement 2025
2021	MRP*, 0.02% (a)	$13.71	101	$1,384	1.32%	10.74%	0.02%
2020	MRP*, 0.02% (a)	$12.38	94	$1,160	1.86%	7.09%	0.02%
2019	MRP*, 0.02% (a)	$11.56	88	$1,013	2.66%	18.44%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.76	57	$557	1.79%	(3.27)%	0.02%

1290 Retirement 2030
2021	MRP*, 0.02% (a)	$13.97	118	$1,652	1.45%	12.57%	0.02%
2020	MRP*, 0.02% (a)	$12.41	77	$952	2.34%	6.71%	0.02%
2019	MRP*, 0.02% (a)	$11.63	38	$445	2.21%	20.02%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.69	17	$169	2.11%	(4.06)%	0.02%

1290 Retirement 2035
2021	MRP*, 0.02% (a)	$14.18	67	$957	1.28%	13.53%	0.02%
2020	MRP*, 0.02% (a)	$12.49	58	$729	1.95%	7.03%	0.02%
2019	MRP*, 0.02% (a)	$11.67	53	$615	2.61%	20.68%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.67	27	$260	1.94%	(4.45)%	0.02%

FSA-96

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

1290 Retirement 2040
2021	MRP*, 0.02% (a)	$14.58	38		$554	1.24%	14.80%	0.02%
2020	MRP*, 0.02% (a)	$12.70	35		$442	1.78%	8.18%	0.02%
2019	MRP*, 0.02% (a)	$11.74	26		$305	3.30%	21.78%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.64	8		$75	7.69%	(4.84)%	0.02%

1290 Retirement 2045
2021	MRP*, 0.02% (a)	$14.70	33		$484	1.13%	15.93%	0.02%
2020	MRP*, 0.02% (a)	$12.68	41		$520	2.42%	7.73%	0.02%
2019	MRP*, 0.02% (a)	$11.77	22		$258	2.41%	22.48%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.61	12		$120	2.19%	(5.32)%	0.02%

1290 Retirement 2050
2021	MRP*, 0.02% (a)	$14.80	37		$541	1.26%	16.90%	0.02%
2020	MRP*, 0.02% (a)	$12.66	29		$365	1.77%	7.11%	0.02%
2019	MRP*, 0.02% (a)	$11.82	25		$298	2.22%	23.51%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.57	13		$128	1.99%	(5.71)%	0.02%

1290 Retirement 2055
2021	MRP*, 0.02% (a)	$14.94	30		$447	1.06%	18.10%	0.02%
2020	MRP*, 0.02% (a)	$12.65	29		$367	3.22%	6.57%	0.02%
2019	MRP*, 0.02% (a)	$11.87	5		$57	2.73%	24.42%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.54	2		$18	2.63%	(6.10)%	0.02%

1290 Retirement 2060
2021	MRP*, 0.02% (a)	$15.17	22		$333	1.15%	19.17%	0.02%
2020	MRP*, 0.02% (a)	$12.73	17		$222	2.49%	6.88%	0.02%
2019	MRP*, 0.02% (a)	$11.91	8		$98	11.67%	24.97%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.53	—(b	)	$4	3.58%	(6.29)%	0.02%

1290 VT DoubleLine Dynamic Allocation
2021	MRP*, 0.02% (a)	$18.40	10		$189	0.64%	10.05%	0.02%
2020	MRP*, 0.02% (a)	$16.72	9		$148	1.32%	13.13%	0.02%
2019	MRP*, 0.02% (a)	$14.78	6		$87	1.98%	18.05%	0.02%
2018	MRP*, 0.02% (a)	$12.52	5		$66	2.01%	(4.13)%	0.02%
2017	MRP*, 0.02% (a)	$13.06	3		$38	0.61%	9.56%	0.02%

1290 VT Equity Income
2021	MRP*, 0.02% (a)	$24.29	39		$947	1.45%	26.38%	0.02%
2020	MRP*, 0.02% (a)	$19.22	47		$906	1.97%	(4.57)%	0.02%
2019	MRP*, 0.02% (a)	$20.14	56		$1,132	2.57%	24.17%	0.02%
2018	MRP*, 0.02% (a)	$16.22	49		$794	2.52%	(11.70)%	0.02%
2017	MRP*, 0.02% (a)	$18.37	33		$609	1.64%	15.83%	0.02%

1290 VT GAMCO Mergers and Acquisitions
2021	MRP*, 0.02% (a)	$15.21	6		$88	0.77%	11.35%	0.02%
2020	MRP*, 0.02% (a)	$13.66	5		$62	0.15%	(1.30)%	0.02%
2019	MRP*, 0.02% (a)	$13.84	6		$81	4.05%	8.55%	0.02%
2018	MRP*, 0.02% (a)	$12.75	5		$61	1.02%	(4.92)%	0.02%
2017	MRP*, 0.02% (a)	$13.41	9		$116	0.16%	6.18%	0.02%

1290 VT GAMCO Small Company Value
2021	MRP*, 0.02% (a)	$47.50	71		$3,354	0.61%	25.10%	0.02%
2020	MRP*, 0.02% (a)	$37.97	79		$3,009	0.68%	9.49%	0.02%
2019	MRP*, 0.02% (a)	$34.68	100		$3,476	0.62%	23.33%	0.02%
2018	MRP*, 0.02% (a)	$28.12	101		$2,845	0.54%	(15.61)%	0.02%
2017	MRP*, 0.02% (a)	$33.32	103		$3,440	0.59%	16.10%	0.02%

1290 VT Small Cap Value
2021	RIA*, 0.00% (a)	$21.50	—(b	)	$2	1.23%	38.53%	0.00%
2020	RIA*, 0.00% (a)(d)(e)	$15.52	—(b	)	$1	1.72%	29.87%	0.00%

FSA-97

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

1290 VT Socially Responsible
2021	RIA*, 0.00% (a)	$412.16	—(b	)	$—	0.47%	30.31%	0.00%
	MRP*, 0.02% (a)	$34.67	144		$5,005	0.47%	30.29%	0.02%
2020	RIA*, 0.00% (a)	$316.29	—(b	)	$—	0.82%	19.96%	0.00%
	MRP*, 0.02% (a)	$26.61	148		$3,938	0.82%	19.92%	0.02%
2019	RIA*, 0.00% (a)	$263.66	—(b	)	$—	0.96%	30.26%	0.00%
	MRP*, 0.02% (a)	$22.19	160		$3,546	0.96%	30.22%	0.02%
2018	RIA*, 0.00% (a)	$202.41	—(b	)	$—	0.94%	(4.37)%	0.00%
	MRP*, 0.02% (a)	$17.04	159		$2,711	0.94%	(4.38)%	0.02%
2017	RIA*, 0.00% (a)	$211.66	—(b	)	$—	1.08%	20.40%	0.00%
	MRP*, 0.02% (a)	$17.82	169		$3,005	1.08%	20.41%	0.02%

EQ/AB Small Cap Growth
2021	RIA*, 0.05% (a)	$889.91	—(b	)	$103	0.00%	12.86%	0.05%
	MRP*, 0.02% (a)	$34.77	29		$999	0.00%	12.89%	0.02%
2020	RIA*, 0.05% (a)	$788.49	—(b	)	$90	0.10%	35.99%	0.05%
	MRP*, 0.02% (a)	$30.80	39		$1,204	0.10%	36.04%	0.02%
2019	RIA*, 0.05% (a)	$579.80	—(b	)	$66	0.18%	27.74%	0.05%
	MRP*, 0.02% (a)	$22.64	30		$670	0.18%	27.77%	0.02%
2018	RIA*, 0.05% (a)	$453.90	—(b	)	$66	0.13%	(7.92)%	0.05%
	MRP*, 0.02% (a)	$17.72	27		$486	0.13%	(7.90)%	0.02%
2017	RIA*, 0.05% (a)	$492.95	—(b	)	$71	0.32%	22.61%	0.05%
	MRP*, 0.02% (a)	$19.24	26		$508	0.32%	22.63%	0.02%

EQ/Aggressive Allocation
2021	MRP*, 0.02% (a)	$23.68	97		$2,296	3.75%	17.17%	0.02%
2020	MRP*, 0.02% (a)	$20.21	126		$2,555	2.68%	15.35%	0.02%
2019	MRP*, 0.02% (a)	$17.52	138		$2,410	1.53%	24.43%	0.02%
2018	MRP*, 0.02% (a)	$14.08	142		$2,001	1.54%	(8.69)%	0.02%
2017	MRP*, 0.02% (a)	$15.42	195		$3,008	1.53%	19.07%	0.02%

EQ/All Asset Growth Allocation
2021	MRP*, 0.02% (a)	$19.59	20		$395	4.21%	10.93%	0.02%
2020	MRP*, 0.02% (a)	$17.66	18		$319	1.66%	12.20%	0.02%
2019	MRP*, 0.02% (a)	$15.74	16		$250	1.04%	19.06%	0.02%
2018	MRP*, 0.02% (a)	$13.22	29		$378	1.66%	(7.55)%	0.02%
2017	MRP*, 0.02% (a)	$14.30	34		$489	1.77%	15.88%	0.02%

EQ/Capital Group Research
2021	RIA*, 0.00% (a)	$630.03	—(b	)	$—	0.00%	23.06%	0.00%
	MRP*, 0.02% (a)	$77.44	126		$9,729	0.00%	23.04%	0.02%
2020	RIA*, 0.00% (a)	$511.96	—(b	)	$—	0.11%	23.27%	0.00%
	MRP*, 0.02% (a)	$62.94	141		$8,866	0.11%	23.24%	0.02%
2019	RIA*, 0.00% (a)	$415.32	—(b	)	$7	0.56%	32.88%	0.00%
	MRP*, 0.02% (a)	$51.07	167		$8,525	0.56%	32.86%	0.02%
2018	RIA*, 0.00% (a)	$312.55	—(b	)	$5	0.57%	(4.84)%	0.00%
	MRP*, 0.02% (a)	$38.44	181		$6,947	0.57%	(4.85)%	0.02%
2017	RIA*, 0.00% (a)	$328.44	—(b	)	$4	0.77%	25.44%	0.00%
	MRP*, 0.02% (a)	$40.40	202		$8,181	0.77%	25.39%	0.02%

EQ/Clearbridge Large Cap Growth
2021	RIA*, 0.00% (a)	$559.27	—(b	)	$120	0.00%	21.72%	0.00%
	MRP*, 0.02% (a)	$38.16	12		$460	0.00%	21.72%	0.00%
2020	RIA*, 0.00% (a)	$459.48	—(b	)	$97	0.00%	30.85%	0.00%
	MRP*, 0.02% (a)	$31.35	18		$560	0.00%	30.79%	0.02%
2019	RIA*, 0.00% (a)	$351.14	—(b	)	$73	0.03%	32.00%	0.00%
	MRP*, 0.02% (a)	$23.97	20		$482	0.03%	31.99%	0.02%
2018	RIA*, 0.00% (a)	$266.01	—(b	)	$70	0.16%	(0.35)%	0.00%
	MRP*, 0.02% (a)	$18.16	18		$328	0.16%	(0.38)%	0.02%
2017	RIA*, 0.00% (a)	$266.94	—(b	)	$92	0.08%	25.60%	0.00%
	MRP*, 0.02% (a)	$18.23	22		$394	0.08%	25.55%	0.02%

FSA-98

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Conservative Allocation
2021	MRP*, 0.02% (a)	$15.49	149		$2,307	1.44%	2.65%	0.02%
2020	MRP*, 0.02% (a)	$15.09	151		$2,272	1.94%	7.33%	0.02%
2019	MRP*, 0.02% (a)	$14.06	135		$1,896	1.62%	9.16%	0.02%
2018	MRP*, 0.02% (a)	$12.88	142		$1,826	1.42%	(1.53)%	0.02%
2017	MRP*, 0.02% (a)	$13.08	164		$2,147	1.11%	4.89%	0.02%

EQ/Conservative-Plus Allocation
2021	MRP*, 0.02% (a)	$17.86	31		$561	2.11%	6.69%	0.02%
2020	MRP*, 0.02% (a)	$16.74	40		$677	1.42%	9.99%	0.02%
2019	MRP*, 0.02% (a)	$15.22	76		$1,163	1.41%	13.50%	0.02%
2018	MRP*, 0.02% (a)	$13.41	87		$1,165	1.76%	(3.66)%	0.02%
2017	MRP*, 0.02% (a)	$13.92	68		$947	1.15%	8.75%	0.02%

EQ/Core Plus Bond
2021	RIA*, 0.05% (a)	$281.22	—(b	)	$—	1.34%	(1.73)%	0.05%
	MRP*, 0.02% (a)	$12.71	70		$888	1.34%	(1.70)%	0.02%
2020	RIA*, 0.05% (a)	$286.17	—(b	)	$—	2.05%	14.81%	0.05%
	MRP*, 0.02% (a)	$12.93	76		$984	2.05%	14.83%	0.02%
2019	RIA*, 0.05% (a)	$249.26	—(b	)	$—	2.00%	6.85%	0.05%
	MRP*, 0.02% (a)	$11.26	82		$923	2.00%	6.93%	0.02%
2018	RIA*, 0.05% (a)	$233.27	—(b	)	$—	2.27%	(0.55)%	0.05%
	MRP*, 0.02% (a)	$10.53	87		$920	2.27%	(0.57)%	0.02%
2017	RIA*, 0.05% (a)	$234.57	—(b	)	$—	1.49%	2.18%	0.05%
	MRP*, 0.02% (a)	$10.59	94		$1,001	1.49%	2.22%	0.02%

EQ/Equity 500 Index
2021	RIA*, 0.05% (a)	$1,536.97	—		$195	0.78%	27.91%	0.05%
	MRP*, 0.02% (a)	$38.28	688		$26,339	0.78%	27.94%	0.02%
2020	RIA*, 0.05% (a)	$1,201.61	1		$888	1.19%	17.71%	0.05%
	MRP*, 0.02% (a)	$29.92	831		$24,860	1.19%	17.75%	0.02%
2019	RIA*, 0.05% (a)	$1,020.82	1		$868	1.60%	30.61%	0.05%
	MRP*, 0.02% (a)	$25.41	1,070		$27,192	1.60%	30.64%	0.02%
2018	RIA*, 0.05% (a)	$781.55	1		$1,072	1.42%	(4.98)%	0.05%
	MRP*, 0.02% (a)	$19.45	1,102		$21,428	1.42%	(4.94)%	0.02%
2017	RIA*, 0.05% (a)	$822.53	1		$986	1.41%	20.98%	0.05%
	MRP*, 0.02% (a)	$20.46	1,207		$24,708	1.41%	20.99%	0.02%

EQ/Global Equity Managed Volatility
2021	RIA*, 0.00% (a)	$980.94	—(b	)	$11	0.92%	15.89%	0.00%
	MRP*, 0.02% (a)	$27.53	61		$1,688	0.92%	15.87%	0.02%
2020	RIA*, 0.00% (a)	$846.43	—(b	)	$9	0.64%	14.28%	0.00%
	MRP*, 0.02% (a)	$23.76	58		$1,373	0.64%	14.29%	0.02%
2019	RIA*, 0.00% (a)	$740.67	—(b	)	$8	1.29%	25.27%	0.00%
	MRP*, 0.02% (a)	$20.79	76		$1,570	1.29%	25.24%	0.02%
2018	RIA*, 0.00% (a)	$591.26	—(b	)	$7	0.99%	(12.16)%	0.00%
	MRP*, 0.02% (a)	$16.60	87		$1,444	0.99%	(12.17)%	0.02%
2017	RIA*, 0.00% (a)	$673.11	—(b	)	$8	1.13%	26.08%	0.00%
	MRP*, 0.02% (a)	$18.90	101		$1,910	1.13%	26.00%	0.02%

EQ/Intermediate Government Bond
2021	RIA*, 0.05% (a)	$246.76	—(b	)	$—	0.73%	(2.18)%	0.05%
	MRP*, 0.02% (a)	$13.26	265		$3,510	0.73%	(2.14)%	0.02%
2020	RIA*, 0.05% (a)	$252.26	—(b	)	$—	0.87%	4.25%	0.05%
	MRP*, 0.02% (a)	$13.55	273		$3,701	0.87%	4.31%	0.02%
2019	RIA*, 0.05% (a)	$241.97	—(b	)	$—	1.58%	4.11%	0.05%
	MRP*, 0.02% (a)	$12.99	299		$3,884	1.58%	4.17%	0.02%
2018	RIA*, 0.05% (a)	$232.41	—(b	)	$—	1.41%	0.78%	0.05%
	MRP*, 0.02% (a)	$12.47	347		$4,335	1.41%	0.81%	0.02%
2017	RIA*, 0.05% (a)	$230.61	—(b	)	$—	0.88%	0.29%	0.05%
	MRP*, 0.02% (a)	$12.37	330		$4,080	0.88%	0.24%	0.02%

FSA-99

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/International Core Managed Volatility
2021	RIA*, 0.00% (a)	$221.63	—(b	)	$2	2.22%	10.03%	0.00%
	MRP*, 0.02% (a)	$19.88	79		$1,573	2.22%	10.02%	0.02%
2020	RIA*, 0.00% (a)	$201.42	—(b	)	$1	1.35%	8.47%	0.00%
	MRP*, 0.02% (a)	$18.07	90		$1,633	1.35%	8.40%	0.02%
2019	RIA*, 0.00% (a)	$185.69	—(b	)	$1	2.03%	22.45%	0.00%
	MRP*, 0.02% (a)	$16.67	104		$1,726	2.03%	22.48%	0.02%
2018	RIA*, 0.00% (a)	$151.65	—(b	)	$—	1.66%	(14.89)%	0.00%
	MRP*, 0.02% (a)	$13.61	104		$1,410	1.66%	(14.94)%	0.02%
2017	RIA*, 0.00% (a)	$178.18	—(b	)	$11	1.66%	26.31%	0.00%
	MRP*, 0.02% (a)	$16.00	117		$1,874	1.66%	26.28%	0.02%

EQ/International Equity Index
2021	RIA*, 0.05% (a)	$260.37	1		$249	3.15%	10.89%	0.05%
	MRP*, 0.02% (a)	$29.34	281		$8,233	3.15%	10.93%	0.02%
2020	RIA*, 0.05% (a)	$234.79	1		$224	1.94%	3.78%	0.05%
	MRP*, 0.02% (a)	$26.45	300		$7,936	1.94%	3.81%	0.02%
2019	RIA*, 0.05% (a)	$226.24	1		$217	2.79%	22.08%	0.05%
	MRP*, 0.02% (a)	$25.48	333		$8,477	2.79%	22.15%	0.02%
2018	RIA*, 0.05% (a)	$185.32	2		$362	2.33%	(15.21)%	0.02%
	MRP*, 0.02% (a)	$20.86	352		$7,353	2.33%	(15.20)%	0.05%
2017	RIA*, 0.05% (a)	$218.57	1		$324	2.62%	23.17%	0.05%
	MRP*, 0.02% (a)	$24.60	390		$9,586	2.62%	23.18%	0.02%

EQ/International Value Managed Volatility
2021	RIA*, 0.00% (a)	$227.27	—(b	)	$2	2.56%	10.31%	0.00%
2020	RIA*, 0.00% (a)	$206.02	—(b	)	$1	1.77%	4.19%	0.00%
2019	RIA*, 0.00% (a)	$197.73	—(b	)	$1	0.04%	22.65%	0.00%
2018	RIA*, 0.00% (a)	$161.21	—(b	)	$48	1.53%	(16.49)%	0.00%
2017	RIA*, 0.00% (a)	$193.05	—(b	)	$67	2.00%	23.37%	0.00%

EQ/Janus Enterprise
2021	MRP*, 0.02% (a)	$29.91	26		$782	0.09%	16.79%	0.02%
2020	MRP*, 0.02% (a)	$25.61	32		$823	0.00%	18.78%	0.02%
2019	MRP*, 0.02% (a)	$21.56	23		$485	0.01%	(36.46)%	0.02%
2018	MRP*, 0.02% (a)	$15.80	59		$940	0.00%	(1.80)%	0.02%
2017	MRP*, 0.02% (a)	$16.09	18		$282	0.00%	27.90%	0.02%

EQ/JPMorgan Value Opportunities
2021	RIA*, 0.00% (a)	$495.64	—(b	)	$86	0.70%	23.20%	0.00%
2020	RIA*, 0.00% (a)	$402.32	—(b	)	$69	1.17%	11.07%	0.00%
2019	RIA*, 0.00% (a)	$362.21	—(b	)	$61	7.49%	27.53%	0.00%
2018	RIA*, 0.00% (a)	$284.02	—(b	)	$—	1.26%	(15.40)%	0.00%

EQ/Large Cap Growth Index
2021	RIA*, 0.00% (a)	$492.62	—(b	)	$—	0.05%	26.73%	0.00%
	MRP*, 0.02% (a)	$47.86	205		$9,812	0.05%	26.68%	0.02%
2020	RIA*, 0.00% (a)	$388.72	—(b	)	$—	0.48%	37.30%	0.00%
	MRP*, 0.02% (a)	$37.78	207		$7,809	0.48%	37.28%	0.02%
2019	RIA*, 0.00% (a)	$283.11	—(b	)	$—	0.69%	35.34%	0.00%
	MRP*, 0.02% (a)	$27.52	63		$1,742	0.69%	35.30%	0.02%
2018	RIA*, 0.00% (a)	$209.19	—(b	)	$—	0.60%	(2.26)%	0.00%
	MRP*, 0.02% (a)	$20.34	59		$1,198	0.60%	(2.26)%	0.02%
2017	RIA*, 0.00% (a)	$214.03	—(b	)	$—	0.96%	29.22%	0.00%
	MRP*, 0.02% (a)	$20.81	77		$1,606	0.96%	29.17%	0.02%

EQ/Large Cap Growth Managed Volatility
2021	RIA*, 0.00% (a)	$706.41	—(b	)	$34	0.00%	24.38%	0.00%
	MRP*, 0.02% (a)	$29.42	127		$3,727	0.00%	24.34%	0.02%
2020	RIA*, 0.00% (a)	$567.96	—(b	)	$28	0.08%	32.01%	0.00%
	MRP*, 0.02% (a)	$23.66	156		$3,699	0.08%	31.96%	0.02%

FSA-100

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Large Cap Growth Managed Volatility (Continued)
2019	RIA*, 0.00% (a)	$430.24	—(b	)	$21	0.45%	33.72%	0.00%
	MRP*, 0.02% (a)	$17.93	233		$4,170	0.45%	33.71%	0.02%
2018	RIA*, 0.00% (a)	$321.75	—(b	)	$16	0.43%	(2.98)%	0.00%
	MRP*, 0.02% (a)	$13.41	228		$3,052	0.43%	(2.97)%	0.02%
2017	RIA*, 0.00% (a)	$331.62	—(b	)	$17	0.49%	29.22%	0.00%
	MRP*, 0.02% (a)	$13.82	301		$4,163	0.49%	29.16%	0.02%

EQ/Large Cap Value Managed Volatility
2021	RIA*, 0.00% (a)	$362.84	—(b	)	$139	0.98%	24.83%	0.00%
	MRP*, 0.02% (a)	$33.64	266		$8,950	0.98%	24.78%	0.02%
2020	RIA*, 0.00% (a)	$290.67	—(b	)	$113	1.48%	5.68%	0.00%
	MRP*, 0.02% (a)	$26.96	276		$7,431	1.48%	5.68%	0.02%
2019	RIA*, 0.00% (a)	$275.05	—(b	)	$108	1.94%	25.44%	0.00%
	MRP*, 0.02% (a)	$25.51	342		$8,715	1.94%	25.42%	0.02%
2018	RIA*, 0.00% (a)	$219.27	3		$610	2.44%	(9.92)%	0.00%
	MRP*, 0.02% (a)	$20.34	346		$7,039	2.44%	(9.96)%	0.02%
2017	RIA*, 0.00% (a)	$243.42	3		$630	1.48%	13.85%	0.00%
	MRP*, 0.02% (a)	$22.59	403		$9,098	1.48%	13.86%	0.02%

EQ/MFS International Growth
2021	MRP*, 0.02% (a)	$22.02	71		$1,558	0.24%	9.39%	0.02%
2020	MRP*, 0.02% (a)	$20.13	56		$1,123	0.56%	15.29%	0.02%
2019	MRP*, 0.02% (a)	$17.46	41		$712	1.11%	27.26%	0.02%
2018	MRP*, 0.02% (a)	$13.72	74		$1,011	1.11%	(9.38)%	0.02%
2017	MRP*, 0.02% (a)	$15.14	52		$780	1.24%	32.00%	0.02%

EQ/Mid Cap Index
2021	RIA*, 0.00% (a)	$452.31	—(b	)	$7	0.63%	23.88%	0.00%
	MRP*, 0.02% (a)	$30.83	41		$1,273	0.63%	23.87%	0.02%
2020	RIA*, 0.00% (a)	$365.11	—(b	)	$6	0.95%	12.85%	0.00%
	MRP*, 0.02% (a)	$24.89	39		$978	0.95%	12.83%	0.02%
2019	RIA*, 0.00% (a)	$323.53	—(b	)	$6	1.27%	25.38%	0.00%
	MRP*, 0.02% (a)	$22.06	45		$991	1.27%	25.34%	0.02%
2018	RIA*, 0.00% (a)	$258.04	—(b	)	$5	0.95%	(11.69)%	0.00%
	MRP*, 0.02% (a)	$17.60	36		$635	0.95%	(11.69)%	0.02%
2017	RIA*, 0.00% (a)	$292.20	—(b	)	$6	0.92%	15.48%	0.00%
	MRP*, 0.02% (a)	$19.93	43		$854	0.92%	15.47%	0.02%

EQ/Mid Cap Value Managed Volatility
2021	RIA*, 0.00% (a)	$575.71	—(b	)	$136	0.54%	27.40%	0.00%
	MRP*, 0.02% (a)	$45.31	118		$5,336	0.54%	27.38%	0.02%
2020	RIA*, 0.00% (a)	$451.89	—(b	)	$107	1.08%	4.97%	0.00%
	MRP*, 0.02% (a)	$35.57	165		$5,872	1.08%	4.96%	0.02%
2019	RIA*, 0.00% (a)	$430.51	—(b	)	$103	1.36%	26.59%	0.00%
	MRP*, 0.02% (a)	$33.89	202		$6,856	1.36%	26.55%	0.02%
2018	RIA*, 0.00% (a)	$340.09	—(b	)	$82	1.19%	(13.30)%	0.00%
	MRP*, 0.02% (a)	$26.78	217		$5,808	1.19%	(13.31)%	0.02%
2017	RIA*, 0.00% (a)	$392.24	—(b	)	$109	1.05%	12.32%	0.00%
	MRP*, 0.02% (a)	$30.89	254		$7,854	1.05%	12.29%	0.02%

EQ/Moderate Allocation
2021	MRP*, 0.02% (a)	$18.58	1,803		$33,495	2.65%	8.40%	0.02%
2020	MRP*, 0.02% (a)	$17.14	1,817		$31,143	2.22%	11.23%	0.02%
2019	MRP*, 0.02% (a)	$15.41	1,909		$29,411	1.68%	15.52%	0.02%
2018	MRP*, 0.02% (a)	$13.34	1,821		$24,281	1.65%	(4.78)%	0.02%
2017	MRP*, 0.02% (a)	$14.01	1,745		$24,438	1.29%	11.01%	0.02%

FSA-101

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

EQ/Moderate-Plus Allocation
2021	MRP*, 0.02% (a)	$21.29	124		$2,633	3.18%	12.65%	0.02%
2020	MRP*, 0.02% (a)	$18.90	167		$3,150	2.58%	14.06%	0.02%
2019	MRP*, 0.02% (a)	$16.57	169		$2,794	1.68%	19.99%	0.02%
2018	MRP*, 0.02% (a)	$13.81	158		$2,187	1.71%	(6.88)%	0.02%
2017	MRP*, 0.02% (a)	$14.83	145		$2,147	1.49%	14.87%	0.02%

EQ/Money Market
2021	RIA*, 0.05% (a)	$180.67	—(b	)	$—	0.00%	0.13%	0.05%
	MRP*, 0.02% (a)	$10.34	1,278		$13,209	0.00%	0.19%	0.02%
2020	RIA*, 0.05% (a)	$180.43	—(b	)	$—	0.16%	0.16%	0.05%
	MRP*, 0.02% (a)	$10.32	1,343		$13,859	0.16%	0.19%	0.02%
2019	RIA*, 0.05% (a)	$180.15	—(b	)	$—	1.52%	1.46%	0.05%
	MRP*, 0.02% (a)	$10.30	909		$9,365	1.52%	1.48%	0.02%
2018	RIA*, 0.05% (a)	$177.55	—(b	)	$—	1.25%	1.23%	0.05%
	MRP*, 0.02% (a)	$10.15	969		$9,836	1.25%	1.20%	0.02%
2017	RIA*, 0.05% (a)	$175.40	—(b	)	$—	0.39%	0.35%	0.05%
	MRP*, 0.02% (a)	$10.03	1,064		$10,665	0.39%	0.40%	0.02%

EQ/PIMCO Global Real Return
2021	MRP*, 0.02% (a)	$12.45	44		$548	10.20%	4.18%	0.02%
2020	MRP*, 0.02% (a)	$11.95	40		$478	0.00%	10.65%	0.02%
2019	MRP*, 0.02% (a)	$10.80	9		$95	5.91%	8.43%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.96	3		$26	10.15%	0.50%	0.02%

EQ/PIMCO Ultra Short Bond
2021	MRP*, 0.02% (a)	$12.73	114		$1,450	0.36%	(0.47)%	0.02%
2020	MRP*, 0.02% (a)	$12.79	195		$2,500	0.77%	1.11%	0.02%
2019	MRP*, 0.02% (a)	$12.65	181		$2,295	2.26%	2.51%	0.02%
2018	MRP*, 0.02% (a)	$12.34	181		$2,228	1.82%	0.98%	0.02%
2017	MRP*, 0.02% (a)	$12.22	194		$2,376	1.31%	1.83%	0.02%

EQ/Quality Bond PLUS
2021	RIA*, 0.05% (a)	$277.43	—(b	)	$7	0.10%	(2.17)%	0.05%
2020	RIA*, 0.05% (a)	$283.57	—(b	)	$63	1.31%	5.92%	0.05%
2019	RIA*, 0.05% (a)	$267.72	—(b	)	$59	6.10%	5.58%	0.05%
2018	RIA*, 0.05% (a)	$253.57	—(b	)	$7	1.73%	0.07%	0.05%
2017	RIA*, 0.05% (a)	$253.39	—(b	)	$7	1.20%	1.34%	0.05%

EQ/Small Company Index
2021	MRP*, 0.02% (a)	$50.11	98		$4,920	0.59%	15.04%	0.02%
2020	MRP*, 0.02% (a)	$43.56	110		$4,782	1.02%	19.70%	0.02%
2019	MRP*, 0.02% (a)	$36.39	123		$4,491	1.09%	25.18%	0.02%
2018	MRP*, 0.02% (a)	$29.07	132		$3,851	0.92%	(11.32)%	0.02%
2017	MRP*, 0.02% (a)	$32.78	149		$4,872	1.06%	13.98%	0.02%

EQ/T. Rowe Price Growth Stock
2021	RIA*, 0.00% (a)	$50.30	—(b	)	$—	0.00%	13.83%	0.00%
	MRP*, 0.02% (a)	$43.58	43		$1,857	0.00%	13.79%	0.02%
2020	RIA*, 0.00% (a)	$44.19	—(b	)	$—	0.00%	36.56%	0.00%
	MRP*, 0.02% (a)	$38.30	55		$2,114	0.00%	36.54%	0.02%
2019	RIA*, 0.00% (a)	$32.36	—(b	)	$—	0.00%	31.12%	0.00%
	MRP*, 0.02% (a)	$28.05	45		$1,273	0.00%	31.07%	0.02%
2018	RIA*, 0.00% (a)	$24.68	—(b	)	$—	0.00%	(1.63)%	0.00%
	MRP*, 0.02% (a)	$21.40	53		$1,126	0.00%	(1.65)%	0.02%
2017	RIA*, 0.00% (a)	$25.09	—(b	)	$—	0.00%	33.39%	0.00%
	MRP*, 0.02% (a)	$21.76	40		$879	0.00%	33.33%	0.02%

EQ/Value Equity
2021	RIA*, 0.00% (a)	$620.87	—(b	)	$3	0.79%	25.37%	0.00%
2020	RIA*, 0.00% (a)	$495.22	—(b	)	$2	1.99%	2.82%	0.00%
2019	RIA*, 0.00% (a)	$481.66	—(b	)	$7	0.23%	23.44%	0.00%
2018	RIA*, 0.00% (a)	$390.21	—(b	)	$67	1.34%	(8.01)%	0.00%
2017	RIA*, 0.00% (a)	$424.21	—(b	)	$92	1.32%	8.11%	0.00%

FSA-102

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Continued)

December 31, 2021

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)		Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

Multimanager Core Bond
2021	MRP*, 0.02% (a)	$12.02	64		$774	1.39%	(1.48)%	0.02%
2020	MRP*, 0.02% (a)	$12.20	85		$1,034	1.89%	6.27%	0.02%
2019	MRP*, 0.02% (a)	$11.48	133		$1,526	2.14%	7.39%	0.02%
2018	MRP*, 0.02% (a)	$10.69	106		$1,135	2.72%	(0.47)%	0.02%
2017	MRP*, 0.02% (a)	$10.74	96		$1,032	2.07%	2.97%	0.02%

Multimanager Technology
2021	RIA*, 0.00% (a)	$1,066.64	—(b	)	$—	0.00%	20.82%	0.00%
	MRP*, 0.02% (a)	$101.02	100		$10,146	0.00%	20.81%	0.02%
2020	RIA*, 0.00% (a)	$882.81	—(b	)	$—	0.13%	53.27%	0.00%
	MRP*, 0.02% (a)	$83.62	115		$9,602	0.13%	53.23%	0.02%
2019	RIA*, 0.00% (a)	$575.99	—(b	)	$—	0.15%	37.87%	0.00%
	MRP*, 0.02% (a)	$54.57	127		$6,931	0.15%	37.84%	0.02%
2018	RIA*, 0.00% (a)	$417.78	—(b	)	$—	0.14%	2.29%	0.00%
	MRP*, 0.02% (a)	$39.59	146		$5,795	0.14%	2.27%	0.02%
2017	RIA*, 0.00% (a)	$408.41	—(b	)	$—	0.00%	39.12%	0.00%
	MRP*, 0.02% (a)	$38.71	178		$6,893	0.00%	39.09%	0.02%

Target 2015 Allocation
2021	MRP*, 0.02% (a)	$17.48	36		$630	1.31%	6.26%	0.02%
2020	MRP*, 0.02% (a)	$16.45	51		$840	1.91%	10.25%	0.02%
2019	MRP*, 0.02% (a)	$14.92	70		$1,037	1.74%	15.03%	0.02%
2018	MRP*, 0.02% (a)	$12.97	72		$930	1.39%	(4.35)%	0.02%
2017	MRP*, 0.02% (a)	$13.56	106		$1,444	1.31%	11.33%	0.02%

Target 2025 Allocation
2021	MRP*, 0.02% (a)	$20.39	88		$1,786	1.72%	10.76%	0.02%
2020	MRP*, 0.02% (a)	$18.41	120		$2,204	1.77%	12.19%	0.02%
2019	MRP*, 0.02% (a)	$16.41	129		$2,123	1.64%	19.43%	0.02%
2018	MRP*, 0.02% (a)	$13.74	156		$2,137	1.35%	(6.21)%	0.02%
2017	MRP*, 0.02% (a)	$14.65	245		$3,583	1.47%	15.45%	0.02%

Target 2035 Allocation
2021	MRP*, 0.02% (a)	$22.35	50		$1,110	1.69%	14.03%	0.02%
2020	MRP*, 0.02% (a)	$19.60	70		$1,375	1.46%	13.69%	0.02%
2019	MRP*, 0.02% (a)	$17.24	86		$1,489	1.55%	22.27%	0.02%
2018	MRP*, 0.02% (a)	$14.10	95		$1,338	1.22%	(7.18)%	0.02%
2017	MRP*, 0.02% (a)	$15.19	149		$2,269	1.38%	17.75%	0.02%

Target 2045 Allocation
2021	MRP*, 0.02% (a)	$23.41	95		$2,233	1.83%	16.29%	0.02%
2020	MRP*, 0.02% (a)	$20.13	104		$2,102	1.41%	14.05%	0.02%
2019	MRP*, 0.02% (a)	$17.65	121		$2,135	1.54%	24.38%	0.02%
2018	MRP*, 0.02% (a)	$14.19	126		$1,795	1.49%	(8.04)%	0.02%
2017	MRP*, 0.02% (a)	$15.43	120		$1,853	1.51%	19.71%	0.02%

Target 2055 Allocation
2021	MRP*, 0.02% (a)	$19.31	9		$166	1.80%	18.25%	0.02%
2020	MRP*, 0.02% (a)	$16.33	10		$171	1.46%	14.92%	0.02%
2019	MRP*, 0.02% (a)	$14.21	12		$167	1.45%	26.76%	0.02%
2018	MRP*, 0.02% (a)	$11.21	12		$136	1.18%	(8.79)%	0.02%
2017	MRP*, 0.02% (a)	$12.29	18		$226	1.62%	21.68%	0.02%

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
2021	MRP*, 0.02% (a)	$11.74	292		$3,426	2.03%	(1.68)%	0.02%
2020	MRP*, 0.02% (a)	$11.94	354		$4,227	2.24%	7.57%	0.02%
2019	MRP*, 0.02% (a)	$11.10	268		$2,972	2.43%	8.61%	0.02%
2018	MRP*, 0.02% (a)(c)	$10.22	198		$2,026	0.00%	2.61%	0.02%

FSA-103

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66

Notes to Financial Statements (Concluded)

December 31, 2021

8.	Financial Highlights (Concluded)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Value (000’s)	Investment Income Ratio#	Total Return**	Expense Ratio*

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
2021	MRP*, 0.02% (a)	$18.89	324	$6,127	1.09%	25.60%	0.02%
2020	MRP*, 0.02% (a)	$15.04	267	$4,022	1.69%	20.51%	0.02%
2019	MRP*, 0.02% (a)	$12.48	361	$4,506	1.45%	30.82%	0.02%
2018	MRP*, 0.02% (a)(c)	$9.54	277	$2,646	0.00%	(7.56)%	0.02%

(a)	Contract charge as described in footnote 7 included in these financial statements.
(b)	Amount rounds to less than 500 units.
(c)	Units were made available on May 15, 2018.
(d)	1290 VT Small Cap Value replaced CharterSM Small Cap Value due to a merger on June 12, 2020.
(e)	Units were made available on June 12, 2020.
*	For Separate Account No. 66, this ratio represents as the annual percentage of average net assets for each period indicated. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
**	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
***	For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
(+)	Rates charged for the year ended December 31, 2021 are reflected under “Contract Charges” shown for each unit value class in the Statement of Assets and Liabilities.
#	This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.

9.	COVID-19 Impact

Throughout 2020 and 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and additional risks to Equitable Financial’s business. As of December 31 2021, COVID-19 related impacts to Equitable Financial, including adverse mortality experience, have been manageable. However, because of the continued uncertainty as to future events around the pandemic, the extent and nature of the full financial impact cannot reasonably be estimated at this time. Management will continue to monitor developments, and its impact on the fair value of the Portfolios in which the Variable Investment Options invest.

10.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2021 through April 15, 2022, the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

FSA-104

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

Equitable Financial Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated financial statements, including the related notes and financial statement schedules, of Equitable Financial Life Insurance Company and its subsidiaries (the “Company”) as listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Amortization and Valuation of Deferred Policy Acquisition Costs (“DAC”) related to Variable Annuity Products with Guaranteed Minimum Benefits

As described in Note 2 to the consolidated financial statements, DAC represents acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business that are deferred. A significant portion of the $4.3 billion DAC as of December 31, 2021, is associated with the variable annuity products with guaranteed minimum benefits. DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, Universal Life and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The DAC amortization and valuation estimates for these products are determined using models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread.

The principal considerations for our determination that performing procedures relating to the amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits is a critical audit matter are (i) the significant judgment by management when determining the amortization and valuation estimates, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the relevant models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the amortization and valuation estimates of DAC, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of Guaranteed Minimum Benefit Features related to Certain Life and Annuity Contracts included within Future Policy Benefits and Other Policyholders’ Liabilities and Amounts Due From Reinsurers

As described in Note 2 to the consolidated financial statements, future policy benefits and other policyholders’ liabilities of $36.9 billion as of December 31, 2021, includes reserves related to guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefit (“GMIB”) features for certain life and annuity contracts, other than those accounted for as embedded derivatives. Amounts due from reinsurers of $13.3 billion as of December 31, 2021, includes reinsurance recoverables related to GMDB and GMIB features for certain life and annuity contracts ceded under reinsurance contracts other than those accounted for as embedded derivatives. For certain contracts with guaranteed minimum benefit features, the benefits are accounted for as reserves and determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Amounts due from reinsurers, other than those accounted for as embedded derivatives, are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed minimum benefit features related to certain life and annuity contracts included within future policy benefits and other policyholders’ liabilities and amounts due from reinsurers is a critical audit matter are (i) the significant judgment by management when determining the valuation of these guaranteed minimum benefit features, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the relevant models and significant assumptions of expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates (collectively referred to as “the significant assumptions”), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to valuation of guaranteed minimum benefit features related to certain life and annuity contracts, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of the guaranteed minimum benefit features, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of GMIB Features accounted for as Derivatives included within Future Policy Benefits and Other Policyholders’ Liabilities, GMIB Reinsurance Contract Asset, at fair value and Amounts Due from Reinsurers

As described in Notes 2 and 7 to the consolidated financial statements, the Company issues certain annuity contracts that contain GMIB features that are accounted for as embedded derivatives, recorded at fair value and presented within policy benefits and other policyholders’ liabilities. The reinsurance of certain of these GMIB features are accounted for as embedded derivatives and are presented at fair value within amounts due from reinsurers. Additionally, there are ceded reinsurance contracts that are net settled, accounted for as a derivative at fair value and presented within GMIB reinsurance contract asset, at fair value. As of December 31, 2021, the fair value of the GMIB features accounted for as embedded derivatives and presented within future policy benefits and other policyholders’ liabilities was $8.5 billion, GMIB reinsurance contract asset, at fair value was $2.1 billion, and amounts due from reinsurers was $5.8 billion. Management determined the fair values the of the GMIB features presented as embedded derivatives using a discounted cash flow valuation technique that incorporates significant unobservable inputs with respect to (i) non-performance risk, lapse rates, withdrawal rates, annuitization rates, and mortality rates for future policy benefits and other policyholders’ liabilities, and (ii) non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates for the GMIB reinsurance contract asset, at fair value and the amounts due from reinsurers.

The principal considerations for our determination that performing procedures relating to the valuation of GMIB features accounted for as derivatives and included within future policy benefits and other policyholders’ liabilities, GMIB reinsurance contract asset, at fair value, and amounts due from reinsurers is a critical audit matter are (i) the significant judgment by management when determining the fair values of the GMIB features accounted for as derivatives, (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence relating to the valuation technique and significant unobservable inputs with related to non-performance risk, lapse rates, withdrawal rates, annuitization rates, and mortality rates for the reinsurance contract asset and the amounts due from reinsurers, and non-performance risk, lapse rates, withdrawal rates, annuitization rates and mortality rates for future policyholders’ liabilities (collectively referred to as “the significant unobservable inputs”), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to determining the fair value of the GMIB features accounted for as derivatives included within future policy benefits and other policyholders’ liabilities, GMIB reinsurance contract asset, at fair value, and amounts due from reinsurers, including controls over the valuation technique and determination of significant unobservable inputs. These procedures also included, among others, testing management’s process for determining the fair value of the GMIB features accounted for as derivatives, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant unobservable inputs, (ii) testing that significant unobservable inputs are accurately reflected in the relevant valuation technique, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the valuation technique and the reasonableness of the significant unobservable inputs based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the Company’s auditor since 1993.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2021 AND 2020

	December 31,
	2021	2020
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $68,636 and $68,136) (allowance for credit losses of $22 and $13)	$73,076	$76,353
Mortgage loans on real estate (net of allowance for credit losses of $62 and $81)	14,016	13,142
Policy loans	3,540	3,635
Other equity investments(1)	2,759	1,342
Trading securities, at fair value	379	5,340
Other invested assets	2,910	2,383

Total investments	96,680	102,195
Cash and cash equivalents	1,815	2,043
Deferred policy acquisition costs	4,267	3,816
Amounts due from reinsurers (allowance for credit losses of $5 and $5 ) (includes amounts accounted for at fair value of $5,813 and $—)(3)	13,300	3,053
Loans to affiliates	1,900	900
GMIB reinsurance contract asset, at fair value	2,068	2,859
Current and deferred income taxes	842	—
Other assets	3,023	3,078
Separate Accounts assets	143,912	133,350

Total Assets	$267,807	$251,294

LIABILITIES
Policyholders’ account balances	$75,467	$63,109
Future policy benefits and other policyholders’ liabilities	36,851	40,151
Broker-dealer related payables	630	1,064
Amounts due to reinsurers	135	122
Current and deferred income taxes	—	234
Other liabilities	2,078	1,580
Separate Accounts liabilities	143,912	133,350

Total Liabilities	$259,073	$239,610
Redeemable noncontrolling interest(2)	$28	$41

Commitments and contingent liabilities (Note 16)

EQUITY
Equity attributable to Equitable Financial:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	8,546	7,841
Retained earnings	(2,199)	(795)
Accumulated other comprehensive income (loss)	2,357	4,595

Total Equity	8,706	11,643

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$267,807	$251,294

(1)	See Note 2 of the Notes to these Consolidated Financial Statements for details of balances with VIEs.
(2)	See Note 18 of the Notes to these Consolidated Financial Statements for details of redeemable noncontrolling interest.
(3)

Represents the fair value of the ceded reserves to Venerable. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable transaction and Note 7 of the Notes to these Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
REVENUES
Policy charges and fee income	$3,391	$3,464	$3,487
Premiums	750	806	936
Net derivative gains (losses)	(4,685)	(1,541)	(3,831)
Net investment income (loss)	3,483	3,208	3,298
Investment gains (losses), net:
Credit losses on available-for-sale debt securities and loans	2	(58)	—
Other investment gains (losses), net	851	845	206

Total investment gains (losses), net	853	787	206

Investment management and service fees	1,004	1,010	1,022
Other income	93	57	56

Total revenues	4,889	7,791	5,174

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	2,982	4,951	4,088
Interest credited to policyholders’ account balances	1,128	1,118	1,149
Compensation and benefits	328	309	335
Commissions	700	636	629
Interest expense	1	—	4
Amortization of deferred policy acquisition costs	456	1,333	520
Other operating costs and expenses	1,164	830	912

Total benefits and other deductions	6,759	9,177	7,637

Income (loss) from continuing operations, before income taxes	(1,870)	(1,386)	(2,463)
Income tax (expense) benefit	474	627	579

Net income (loss)	(1,396)	(759)	(1,884)
Less: Net income (loss) attributable to the noncontrolling interest	—	—	5

Net income (loss) attributable to Equitable Financial	$(1,396)	$(759)	$(1,889)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(1,396)	$(759)	$(1,884)

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments(1)	(2,238)	2,999	2,095
Changes in defined benefit plan related items not yet recognized in periodic benefit cost, net of reclassification adjustment	—	—	2

Other comprehensive income (loss), net of income taxes	(2,238)	2,999	2,097

Comprehensive income (loss)	(3,634)	2,240	213

Less: Comprehensive income (loss) attributable to the noncontrolling interest(1)	—	—	5

Comprehensive income (loss) attributable to Equitable Financial	$(3,634)	$2,240	$208

(1)	See Note 15 of the Notes to these Consolidated Financial Statements for details of change in unrealized gains (losses), net of adjustments.
(2)	Amounts for the year ended December 31, 2019 were reclassified to conform to the current year’s presentation.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Year Ended December 31,
	Equitable Financial Equity
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total	Non-controlling Interest	Total Equity
	(in millions)
January 1, 2021	$2	$7,841	$(795)	$4,595	$11,643	$—	$11,643
Dividend to parent company	—	—	(8)	—	(8)	—	(8)
Capital contribution from parent company	—	750	—	—	750	—	750
Net income (loss)	—	—	(1,396)	—	(1,396)	—	(1,396)
Other comprehensive income (loss)	—	—	—	(2,238)	(2,238)	—	(2,238)
Other	—	(45)	—	—	(45)	—	(45)

December 31, 2021	$2	$8,546	$(2,199)	$2,357	$8,706	$—	$8,706

January 1, 2020	$2	$7,809	$2,145	$1,596	$11,552	$13	$11,565
Dividend to parent company	—	—	(2,149)	—	(2,149)	—	(2,149)
Cumulative effect of adoption of ASU 2016-03, CECL	—	—	(32)	—	(32)	—	(32)
Net income (loss)	—	—	(759)	—	(759)	(1)	(760)
Other comprehensive income (loss)	—	—	—	2,999	2,999	—	2,999
Other	—	32	—	—	32	(12)	20

December 31, 2020	$2	$7,841	$(795)	$4,595	$11,643	$—	$11,643

January 1, 2019	$2	$7,807	$5,039	$(501)	$12,347	$12	$12,359
Dividend to parent	—	—	(1,005)	—	(1,005)	—	(1,005)
Transfer of AB Holding	—	—	—	—	—	—	—
Net income (loss)	—	—	(1,889)	—	(1,889)	—	(1,889)
Other comprehensive	—	—	—	2,097	2,097	—	2,097
Other	—	2	—	—	2	1	3

December 31, 2019	$2	$7,809	$2,145	$1,596	$11,552	$13	$11,565

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Cash flows from operating activities:
Net income (loss)	$(1,396)	$(759)	$(1,884)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,128	1,118	1,149
Policy charges and fee income	(3,391)	(3,464)	(3,487)
Net derivative (gains) losses	4,685	1,541	3,831
Credit losses on AFS debt securities and loans	(2)	58	—
Investment (gains) losses, net	(851)	(845)	(206)
Realized and unrealized (gains) losses on trading securities	58	(106)	(429)
Non-cash long-term incentive compensation expense	(16)	29	3
Amortization of deferred cost of reinsurance asset	—	—	(7)
Amortization and depreciation	316	1,249	391
Equity (income) loss from limited partnerships	(489)	(74)	(73)
Changes in:
Net broker-dealer and customer related receivables/payables	—	—	4
Reinsurance recoverable(1)	(1,165)	(283)	(183)
Capitalization of deferred policy acquisition costs	(724)	(565)	(648)
Future policy benefits	(181)	1,857	1,084
Current and deferred income taxes	(481)	(306)	(329)
Other, net	575	(218)	178

Net cash provided by (used in) operating activities	$(1,934)	$(768)	$(606)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$33,815	$18,453	$12,450
Mortgage loans on real estate	1,677	630	952
Trading account securities	5,062	1,913	10,209
Real estate joint ventures	—	55	5
Short-term investments	87	1,494	2,548
Other	1,720	973	253
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(42,573)	(26,402)	(28,537)
Mortgage loans on real estate	(2,546)	(1,747)	(1,240)
Trading account securities	(164)	(534)	(1,067)
Short-term investments	(6)	(1,098)	(2,762)
Other	(2,663)	(1,174)	(408)
Cash settlements related to derivative instruments, net	(5,981)	1,204	(961)
Issuance of loans to affiliates	(1,000)	—	(900)
Repayments of loans to affiliates	—	300	300
Investment in capitalized software, leasehold improvements and EDP equipment	(59)	(66)	(65)
Other, net	78	(406)	(55)

Net cash provided by (used in) investing activities	$(12,553)	$(6,405)	$(9,278)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(CONTINUED)

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$16,930	$10,928	$12,283
Withdrawals	(7,073)	(4,370)	(4,641)
Transfer (to) from Separate Accounts	2,159	2,517	1,869
Change in collateralized pledged assets	34	(140)	(69)
Change in collateralized pledged liabilities	1,411	859	1,359
Capital contribution from parent company	750	—	—
Shareholder dividend paid	(7)	(2,149)	(1,005)
Purchase (redemption) of noncontrolling interests of consolidated company-sponsored investment funds	13	9	19
Repayment of loans from affiliates	—	—	(572)
Increase (decrease) in securities sold under agreement to repurchase	—	—	(573)
Other, net	42	70	84

Net cash provided by (used in) financing activities	$14,259	$7,724	$8,754

Change in cash and cash equivalents	(228)	551	(1,130)
Cash and cash equivalents, beginning of year	2,043	1,492	2,622

Cash and cash equivalents, end of year	$1,815	$2,043	$1,492

Supplemental cash flow information:
Interest paid	$—	$—	$(4)

Income taxes (refunded) paid	$(7)	$(323)	$(252)

Non-cash transactions from investing and financing activities:
Transfer of assets to reinsurer	$(9,023)	$—	$—

(1)	Amount includes cash paid for Venerable Transaction of $494 million (see Note 1 of the Notes to these Consolidated Financial Statements).

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)	ORGANIZATION

Equitable Financial’s (collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Holdings. Equitable Financial is a stock life insurance company organized in 1859 under the laws of the State of New York.

The Company’s two principal subsidiaries include Equitable Distributors, LLC (“Equitable Distributors”) and Equitable Investment Management Group, LLC (“EIMG”), which both are wholly-owned indirect subsidiaries of Holdings.

On June 1, 2021, Holdings completed the sale (the “Venerable Transaction”) of CS Life to Venerable Insurance and Annuity Company, an insurance company domiciled in Iowa (“VIAC”), pursuant to the Master Transaction Agreement, dated October 27, 2020 (the “Master Transaction Agreement”), among the Company, VIAC and, solely with respect to Article XIV thereof, Venerable Holdings, Inc., a Delaware corporation (“Venerable”). VIAC issued a surplus note in aggregate principal amount of $60 million, to Equitable Financial for cash consideration.

Immediately following the closing of the Venerable Transaction, CS Life and Equitable Financial entered into a coinsurance and modified coinsurance agreement (the “Reinsurance Agreement”), pursuant to which Equitable Financial ceded to CS Life, on a combined coinsurance and modified coinsurance basis, the Block, comprised of non-New York “Accumulator” policies containing fixed rate Guaranteed Minimum Income Benefit and/or Guaranteed Minimum Death Benefit guarantees. At the closing of the Transaction, CS Life deposited assets supporting the general account liabilities relating to the Block into a trust account for the benefit of Equitable Financial, which assets will secure its obligations to Equitable Financial under the Reinsurance Agreement. The Company transferred assets of $9.5 billion, including primarily available for sale securities and cash, to a collateral trust account as the consideration for the reinsurance transaction. In addition, the Company recorded $9.6 billion of direct insurance liabilities ceded under the reinsurance contract, of which $5.3 billion is accounted at fair value, as the reinsurance of GMxB with no lapse guarantee riders are embedded derivatives. Additionally, $16.9 billion of Separate Account liabilities were ceded under a modified coinsurance portion of the agreement.

In addition, upon the completion of the Venerable Transaction, EIMG acquired an approximate 9.09% equity interest in Venerable’s parent holding company, VA Capital Company LLC. In connection with such investment, EIMG designated a member to the Board of Managers of VA Capital Company LLC.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those VIEs that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2021”, “2020” and “2019” refer to the years ended December 31, 2021, 2020 and 2019, respectively.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2019-12: Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes
This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740, as well as clarifying and amending existing guidance.	On January 1, 2021, the Company adopted the new accounting standards update. The new guidance was applied either on a retrospective, modified retrospective or prospective basis based on the items to which the amendments relate. The adoption did not have a material impact on the Company’s consolidated financial position, results of operations and cash flows as of the adoption date.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2020-11: Financial Services — Insurance (Topic 944): Effective Date and Early Application

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

1. Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. The ASU also prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts.

2. Measurement of MRBs. MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk.

3. Amortization of deferred acquisition costs. The ASU simplifies the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts.

4. Expanded footnote disclosures. The ASU requires additional disclosures including information about significant inputs, judgements, assumptions and methods used in measurement

In November 2020, the FASB issued ASU 2020-11 which deferred the effective date of the amendments in ASU 2018-12 for all insurance entities. ASU 2018-12 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022. Early adoption is allowed.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

The Company continues to progress with implementation efforts and the evaluation of the impact that adoption of this guidance will have on the Company’s consolidated financial statements. Due to its extensive nature, the adoption of the ASU is expected to have a significant impact on the Company’s consolidated financial statements, as well as systems, processes and controls. Effective January 1, 2023, the new guidance will be adopted using the modified retrospective approach, except for MRBs which will use the full retrospective approach.

The Company has created a governance framework and implementation plan to ensure timely adoption of the guidance. In preparation for implementation, the Company continues to refine key accounting policy decisions, modernize processes and update internal controls. These changes include modifications of actuarial valuation systems, data sourcing, analytical procedures and reporting processes.

The impact on total equity of applying this ASU is estimated to be less than the current amount of reported AOCI as of December 31, 2021. The majority of the total equity impact as of December 31, 2021 is expected to be reflected in AOCI due to decreases in the Company’s estimate of its non-performance risk on variable annuity guarantees accounted for as MRBs for the first time under the guidance. The estimated impact to the retained earnings element of total equity as of December 31, 2021, due to accounting for variable annuity guarantees as MRBs that are not currently measured at fair value, is mitigated by the Company’s present use of a near industry low interest rate assumption of 2.25% on GMIB business. Because movements in equity markets, interest rates and credit spreads are unpredictable and at times volatile, it is possible that the estimated effects of adoption could change materially between December 31, 2021 and January 1, 2023.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU2020-04: Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting
The amendments in this ASU provide optional expedients and exceptions to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this ASU apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform.	This ASU is effective as of March 12, 2020 through December 31, 2022. On December 15, 2021, the FASB tentatively approved deferring the sunset date of the guidance in Topic 848 to December 31, 2024.	The Company is currently assessing the applicability of the optional expedients and exceptions provided under the ASU. Management is evaluating the impact that the adoption of this guidance will have on the Company’s consolidated financial statements.

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Changes in credit losses are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REIT, perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer. Effective January 1, 2021, the Company began classifying certain preferred stock as equity securities to better reflect the economics and nature of these securities. These preferred stock securities are reported in other equity investments.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, and the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist.

When the Company determines that there is more than 50% likelihood that it is not going to recover the principal and interest cash flows related to an AFS debt security, the security is placed on nonaccrual status and the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in a timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings or as a reduction of the amortized cost basis for interest and principal, respectively.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

COLI has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. As of December 31, 2021 and 2020, the carrying value of COLI was $1.0 billion and $989 million, respectively, and is reported in other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities”. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company has designated certain derivatives it uses to economically manage asset/liability risk in relationships which qualify for hedge accounting. To qualify for hedge accounting, we formally document our designation at inception of the hedge relationship as a cash flow, fair value or net investment hedge. This documentation includes our risk management objective and strategy for undertaking the hedging transaction. The Company identifies how the hedging instrument is expected to offset the designated risks related to the hedged item and the method that will be used to retrospectively and prospectively assess the hedge effectiveness. To qualify for hedge accounting, a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed and documented at inception and periodically throughout the life of the hedge accounting relationship.

The Company does not exclude any components of the hedging instrument from the effectiveness assessments and therefore does not separately measure or account for any excluded components of the hedging instrument.

While in cash flow hedge relationships, any periodic net receipts and payments from the hedging instrument are included in the income or expense line that the hedged item’s periodic income or expense is recognized. Other changes in the fair value of the hedging instrument while in a cash flow hedging relationship are reported within OCI. These amounts are deferred in AOCI until they are reclassified to Net income (loss). The reclassified amount offsets the effect of the cash flows on Net income (loss) in the same period when the hedged item affects earnings and on the same line as the hedged item.

We discontinue cash flow hedge accounting prospectively when the Company determines: (1) the hedging instrument is no longer highly effective in offsetting changes in the cash flow from the hedged risk, (2) the hedged item is no longer probable of occurring within two months of their forecast, or (3) the hedging instrument is otherwise redesignated from the hedging relationship. Changes in the fair value of the derivative after discontinuation of cash flow hedge accounting are accounted for as freestanding derivative positions not designated to hedge accounting relationships unless and until the derivative is redesignated to a hedge accounting relationship. When cash flow hedge accounting is discontinued the amounts deferred in AOCI during the hedge relationship continue to be deferred in AOCI, as long as the hedged items continue to be probable of occurring within two months of their forecast, until the hedged item affects Net income (loss). Any amount deferred in AOCI for hedged items which are no longer probable of occurring within two months of their forecast will be reclassified to “net derivative gains (losses)” at that time.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. Once those criteria are met, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD/LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•	Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the consolidated balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Troubled Debt Restructuring

The Company invests in commercial and agricultural mortgage loans included in the balance sheet as mortgage loans on real estate and privately negotiated fixed maturities included in the balance sheet as fixed maturities AFS. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a TDR has occurred.

A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the TDR. A credit allowance may have been recorded prior to the period when the loan is modified in a TDR. Accordingly, the carrying value (net of the allowance) before and after modification through a TDR may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Net Investment Income (Loss), Investment Gains (Losses) Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

See Note 7 of the Notes to these Consolidated Financial Statements for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a RTM approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. As of December 31, 2021, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Accounts fees) and 0.0% (2.3% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. As of December 31, 2021, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.5% grading to 4.3% in 2026. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company’s dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in policyholders’ benefits for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment and recognized as a component of other expenses on a basis consistent with the expected life of the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives as they are net settled. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in net derivative gains (losses). Separate Account liabilities that have been ceded on a Modified coinsurance (Modco) basis, receivable and payable have been recognized on a net basis as right of offset exists.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholder Bonus Interest Credits

Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in other assets in the consolidated balance sheets and amortization is included in interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.5% to 6.3% (weighted average of 5.0%) for approximately 99.4% of life insurance liabilities and from 1.5% to 5.4% (weighted average of 3.5%) for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

Obligations arising from funding agreements are also reported in policyholders’ account balances in the consolidated balance sheets. As a member of the FHLB, the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. The Company previously issued certain variable annuity products with GIB, GWBL, GMWB and GMAB features. The Company has also assumed reinsurance for products with GMxB features.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

Products that have a GMIBNLG rider, GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively “GMxB derivative features”) are considered either freestanding or embedded derivatives and discussed below under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses is exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these PFBL using a dynamic approach that changes over time as the projection of future losses change.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Embedded and Freestanding Insurance Derivatives

Reserves for products or features within products that are considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities’ fair values reflect the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market-consistent economic scenarios.

Changes in the fair value of embedded and freestanding derivatives are reported in net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in future policyholders’ benefits and other policyholders’ liabilities. Amounts due from reinsurers contains the reinsurance of underlying GMIB contracts that are embedded derivatives, so the reinsurance has the same risk attributes as the underlying contracts and is an embedded derivatives carried at fair value. There are also embedded derivatives reported in the GMIB reinsurance contract asset related to ceded reinsurance contracts that are net settled, recorded at fair value in the consolidated balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss).

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the consolidated statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the consolidated balance sheets.

Leases

The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a RoU operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Capitalized Computer Software and Hosting Arrangements

Capitalized computer software and hosting arrangements include certain internal and external costs used to implement internal-use software and cloud computing hosting arrangements. These capitalized computer costs are included in other assets in the consolidated balance sheets and amortized on a straight-line basis over the estimated useful life of the software or term of the hosting arrangement that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized computer costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life or a significant change in the term of the hosting arrangement such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized computer software and hosting arrangements, net of accumulated amortization, amounted to $133 million and $130 million as of December 31, 2021 and 2020, respectively. Amortization of capitalized computer software and hosting arrangements in 2021, 2020 and 2019 was $46 million, $47 million and $36 million, respectively, recorded in other operating costs and expenses in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as investment management and service fees in the Company’s consolidated statements of income (loss) are investment management fees earned by EIMG as well as certain asset-based fees associated with insurance contracts.

EIMG provides investment management services, to EQ Premier VIP Trust, EQAT and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of AUM, are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and EQ Premier VIP Trust shares to separate accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT and EQ Premier VIP Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the NAV of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as other income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s broker-dealer operations and sales commissions from the Company’s general agents for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined.

Accounting and Consolidation of VIEs

For all new investment products and entities developed by the Company, the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then determines whether it is the primary beneficiary of the VIE based on its beneficial interests. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client AUM to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

Consolidated VIEs

As of December 31, 2021, the Company consolidated limited partnerships and LLCs for which it was identified as the primary beneficiary under the VIE model. Included in Other invested assets and Mortgage loans on real estate in the Company’s consolidated balance sheets at December 31, 2021 and December 31, 2020 are total assets of $169 million and $12 million, respectively related to these VIE.

Non-Consolidated VIEs

As of December 31, 2021 and December 31, 2020, respectively, the Company held approximately $2.1 billion and $1.3 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including CLOs, hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance.

Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as other equity investments and applies the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $245.7 billion and $165.8 billion as of December 31, 2021 and December 31, 2020, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $2.1 billion and $1.3 billion and approximately $1.2 billion and $1.2 billion of unfunded commitments as of December 31, 2021 and December 31, 2020, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and DSI assets.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

Due to the extraordinary economic conditions driven by the COVID-19 pandemic in the first quarter of 2020, the Company updated its interest rate assumption to grade from the current interest rate environment to an ultimate five-year historical average over a 10-year period. As such, the 10-year U.S. Treasury yield grades from the current level to an ultimate 5-year average of 2.25%.

The low interest rate environment and update to the interest rate assumption caused a loss recognition event for the Company’s life interest-sensitive products, as well as to certain run-off business. This loss recognition event caused an acceleration of DAC amortization on the life interest-sensitive products and an increase in the premium deficiency reserve on the run-off business in the first quarter of 2020.

Impact of Assumption Updates

The net impact of assumption changes during 2021 decreased policy charges and fee income by $32 million, decreased policyholders’ benefits by $100 million, decreased net derivative gains by $249 million, and decreased amortization of DAC by $19 million. This resulted in a decrease in income (loss) from operations, before income taxes of $162 million and decreased net income (loss) by $128 million. As part of this annual update completed as of September 30, 2021, the reference interest rate utilized in our GAAP fair value calculations was updated from the LIBOR swap curve to the US Treasury curve, which represents a reasonable proxy of the cost of funding the derivative positions backing our GMxB liabilities. Concurrently, our GAAP fair value liability risk margins were increased. which when considered with the change from LIBOR, resulted in an immaterial impact to overall valuation as our view regarding market participant pricing of our guarantees has not changed at the time of this update.

The net impact of assumption changes during 2020 was a decrease in policy charges and fee income by $33 million, an increase in policyholders’ benefits of $1.5 billion, an increase of $2 million in interest credited to policyholders’ account balances, increased net derivative gains (losses) of $106 million, and increased amortization of DAC of $866 million. This resulted in a decrease in income (loss) from operations, before income taxes of $2.2 billion and decreased net income (loss) by $1.8 billion. The 2020 impacts related to assumption updates were primarily driven by the first quarter updates.

The net impact of assumption changes during 2019 was a decrease in policy charges and fee income by $11 million, increased policyholders’ benefits by $886 million, decreased interest credited to policyholders’ account balances by $14 million, increased net derivative losses by $548 million and decreased amortization of DAC by $77 million. This resulted in a decrease in income (loss) from operations, before income taxes of $1.4 billion and decreased net income (loss) by $1.1 billion.

Model Changes

There were no material model changes in 2021 and 2019.

In the first quarter of 2020, the Company adopted a new economic scenario generator to calculate the fair value of the GMIB reinsurance contract asset and GMxB derivative features liability, eliminating reliance on AXA for scenario production. The new economic scenario generator allows for a tighter calibration of U.S. indices, better reflecting the Company’s actual portfolio. The net impact of the new economic scenario generator resulted in an increase in income (loss) from continuing operations, before income taxes of $165 million, and an increase to net income (loss) of $130 million during 2020.

3)	INVESTMENTS

Fixed Maturities AFS

The components of fair value and amortized cost for fixed maturities classified as AFS on the consolidated balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2021 and 2020 was $470 million and $499 million, respectively. There was no accrued interest written off for AFS fixed maturities for the years ended December 31, 2021 and 2020.

The following tables provide information relating to the Company’s fixed maturities classified as AFS.

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2021
Fixed Maturities:
Corporate(1)	$45,578	$22	$2,382	$214	$47,724
U.S. Treasury, government and agency	13,032	—	2,196	14	15,214
States and political subdivisions	527	—	73	3	597
Foreign governments	1,124	—	42	14	1,152
Residential mortgage-backed(2)	82	—	8	—	90
Asset-backed(3)	5,904	—	20	19	5,905
Commercial mortgage-backed	2,348	—	19	26	2,341
Redeemable preferred stock(4)	41	—	12	—	53

Total at December 31, 2021	$68,636	$22	$4,752	$290	$73,076

December 31, 2020:
Fixed Maturities:
Corporate(1)	$48,501	$13	$4,703	$89	$53,102
U.S. Treasury, government and agency	12,644	—	3,304	5	15,943
States and political subdivisions	482	—	92	—	574
Foreign governments	1,011	—	98	6	1,103
Residential mortgage-backed(2)	119	—	12	—	131
Asset-backed(3)	3,633	—	28	5	3,656
Commercial mortgage-backed	1,148	—	55	—	1,203
Redeemable preferred stock	598	—	46	3	641

Total at December 31, 2020	$68,136	$13	$8,338	$108	$76,353

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities. and other asset types.
(4)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see Note 2 of the Notes to these Consolidated Financial Statements — Investments).

The contractual maturities of AFS fixed maturities as of December 31, 2021 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2021:
Contractual maturities:
Due in one year or less	$896	$898
Due in years two through five	13,658	14,164
Due in years six through ten	16,486	17,302
Due after ten years	29,199	32,323

Subtotal	60,239	64,687
Residential mortgage-backed	82	90
Asset-backed	5,904	5,905
Commercial mortgage-backed	2,348	2,341
Redeemable preferred stock	41	53

Total at December 31, 2021	$68,614	$73,076

The following table shows proceeds from sales, gross gains (losses) from sales and credit losses for AFS fixed maturities for the years ended December 31, 2021, 2020 and 2019:

Proceeds from Sales, Gross Gains (Losses) from Sales and Credit Losses for AFS Fixed Maturities

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Proceeds from sales	$26,678	$12,670	$8,702

Gross gains on sales	$1,141	$854	$229

Gross losses on sales	$(189)	$(34)	$(28)

Credit losses	$(16)	$(13)	$—

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts.

AFS Fixed Maturities — Credit Loss Impairments

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Balance, beginning of period	$28	$15	$46
Previously recognized impairments on securities that matured, paid, prepaid or sold	(2)	—	(31)
Recognized impairments on securities impaired to fair value this period(1)	—	—	—
Credit losses recognized this period on securities for which credit losses were not previously recognized	9	6	—
Additional credit losses this period on securities previously impaired	7	7	—
Increases due to passage of time on previously recorded credit losses	—	—	—
Accretion of previously recognized impairments due to increases in expected cash flows (for OTTI securities 2019 and prior)	—	—	—

Balance at December 31,	$42	$28	$15

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI.

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2021	$8,230	$(466)	$(1,814)	$(1,250)	$4,700
Net investment gains (losses) arising during the period	(2,902)	—	—	—	(2,902)
Reclassification adjustment:					—
Included in net income (loss)	(835)	—	—	—	(835)
Excluded from net income (loss)	—	—	—	—	—
Other	(31)	—	—	—	(31)
Impact of net unrealized investment gains (losses)	—	182	837	577	1,596

Net unrealized investment gains (losses) excluding credit losses	4,462	(284)	(977)	(673)	2,528
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2021	$4,462	$(284)	$(977)	$(673)	$2,528

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2020	$3,084	$(826)	$(192)	$(433)	$1,633
Net investment gains (losses) arising during the period	5,953	—	—	—	5,953
Reclassification adjustment:					—
Included in Net income (loss)	(802)	—	—	—	(802)
Excluded from Net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	360	(1,623)	(818)	(2,081)

Net unrealized investment gains (losses) excluding credit losses	8,235	(466)	(1,815)	(1,251)	4,703
Net unrealized investment gains (losses) with credit losses	(5)	—	1	1	(3)

Balance, December 31, 2020	$8,230	$(466)	$(1,814)	$(1,250)	$4,700

Balance, January 1, 2019	$(577)	$37	$(69)	$125	$(484)
Net investment gains (losses) arising during the period	3,872	—	—	—	3,872
Reclassification adjustment:
Included in Net income (loss)	(211)	—	—	—	(211)
Excluded from Net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	(863)	(123)	(558)	(1,544)

Net unrealized investment gains (losses) excluding credit losses	3,084	(826)	(192)	(433)	1,633
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2019	$3,084	$(826)	$(192)	$(433)	$1,633

(1)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see Note 2 of the Notes to these Consolidated Financial Statements — Investments).

The following tables disclose the fair values and gross unrealized losses of the 1,896 issues as of December 31, 2021 and the 537 issues as of December 31, 2020 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance Is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2021
Fixed Maturities:
Corporate	$9,497	$150	$1,301	$62	$10,798	$212
U.S. Treasury, government and agency	947	10	103	4	1,050	14
States and political subdivisions	112	2	11	1	123	3
Foreign governments	349	6	92	8	441	14
Asset-backed	3,843	19	38	—	3,881	19
Commercial mortgage-backed	1,515	22	96	4	1,611	26

Total at December 31, 2021	$16,263	$209	$1,641	$79	$17,904	$288

December 31, 2020:
Fixed Maturities:
Corporate	$2,773	$52	$332	$32	$3,105	$84
U.S. Treasury, government and agency	881	5	—	—	881	5
Foreign governments	153	2	20	4	173	6
Asset-backed	809	4	76	1	885	5
Redeemable preferred stock	53	1	11	2	64	3

Total at December 31, 2020	$4,669	$64	$439	$39	$5,108	$103

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.6% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2021 and December 31, 2020 were $280 million and $338 million, respectively, representing 3.2% and 2.9% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2021 and December 31, 2020, respectively, approximately $2.8 billion and $2.4 billion, or 4.1% and 3.6%, of the $68.6 billion and $68.1 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $18 million and $48 million as of December 31, 2021 and December 31, 2020, respectively.

As of December 31, 2021 and December 31, 2020, respectively, the $79 million and $39 million of gross unrealized losses of twelve months or more were primarily concentrated in corporate securities. In accordance with the policy described in Note 2 of the Notes to these Consolidated Financial Statements, the Company concluded that an adjustment to allowance for credit losses for these securities was not warranted at either December 31, 2021 or December 31, 2020. As of December 31, 2021 and December 31, 2020, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2021, the Company determined that the unrealized loss was primarily due to increases in credit spreads and changes in credit ratings.

Mortgage Loans on Real Estate

Accrued interest receivable on commercial and agricultural mortgage loans as of December 31, 2021 was $57 million and $58 million, respectively. There was no accrued interest written off for commercial and agricultural mortgage loans for the years ended December 31, 2021 and 2020.

As of December 31, 2021, the Company had no loans for which foreclosure was probable included within the individually assessed mortgage loans, and accordingly had no associated allowance for credit losses.

Allowance for Credit Losses on Mortgage Loans

The change in the allowance for credit losses for commercial mortgage loans and agricultural mortgage loans during the years ended December 31, 2021 and 2020 were as follows:

	Year Ended December 31,
	2021	2020
	(in millions)
Allowance for credit losses on mortgage loans:
Commercial mortgages:
Balance, beginning of period	$77	$33
Current-period provision for expected credit losses	(20)	44
Write-offs charged against the allowance	—	—
Recoveries of amounts previously written off	—	—

Net change in allowance	(20)	44

Balance, end of period	$57	$77

Agricultural mortgages:
Balance, beginning of period	$4	$3
Current-period provision for expected credit losses	1	1
Write-offs charged against the allowance	—	—
Recoveries of amounts previously written off	—	—

Net change in allowance	1	1

Balance, end of period	$5	$4

Total allowance for credit losses	$62	$81

The change in the allowance for credit losses is attributable to:

•	increases/decreases in the loan balance due to new originations, maturing mortgages, and loan amortization;

•	changes in credit quality; and

•	changes in market assumptions primarily related to COVID-19 driven economic changes.

Credit Quality Information

The following tables summarize the Company’s mortgage loans segregated by risk rating exposure as of December 31, 2021 and December 31, 2020.

LTV Ratios(1)

	December 31, 2021
	Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
0% - 50%	$—	$—	$—	$184	$293	$992	$1,469
50% - 70%	1,967	1,334	407	619	491	2,533	7,351
70% - 90%	190	236	412	415	276	972	2,501
90% plus	—	—	—	35	5	73	113

Total commercial	$2,157	$1,570	$819	$1,253	$1,065	$4,570	$11,434

Agricultural:
0% - 50%	$180	$212	$128	$129	$119	$738	$1,506
50% - 70%	200	268	102	126	87	338	1,121
70% - 90%	—	—	—	—	—	17	17
90% plus	—	—	—	—	—	—	—

Total agricultural	$380	$480	$230	$255	$206	$1,093	$2,644

Total mortgage loans:
0% - 50%	$180	$212	$128	$313	$412	$1,730	$2,975
50% - 70%	2,167	1,602	509	745	578	2,871	8,472
70% - 90%	190	236	412	415	276	989	2,518
90% plus	—	—	—	35	5	73	113

Total mortgage loans	$2,537	$2,050	$1,049	$1,508	$1,271	$5,663	$14,078

Debt Service Coverage Ratios(2)

	December 31, 2021
	Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
Greater than 2.0x	$1,143	$1,243	$210	$772	$485	$2,218	$6,071
1.8x to 2.0x	185	135	250	46	161	372	1,149
1.5x to 1.8x	275	97	284	211	166	919	1,952
1.2x to 1.5x	264	95	75	101	253	701	1,489
1.0x to 1.2x	290	—	—	88	—	287	665
Less than 1.0x	—	—	—	35	—	73	108

Total commercial	$2,157	$1,570	$819	$1,253	$1,065	$4,570	$11,434

	December 31, 2021
	Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in millions)

Agricultural:
Greater than 2.0x	$49	$64	$25	$22	$24	$210	$394
1.8x to 2.0x	52	37	25	14	14	70	212
1.5x to 1.8x	43	113	28	22	41	193	440
1.2x to 1.5x	161	179	112	116	72	355	995
1.0x to 1.2x	75	83	31	77	54	226	546
Less than 1.0x	—	4	9	4	1	39	57

Total agricultural	$380	$480	$230	$255	$206	$1,093	$2,644

Total mortgage loans:
Greater than 2.0x	$1,192	$1,307	$235	$794	$509	$2,428	$6,465
1.8x to 2.0x	237	172	275	60	175	442	1,361
1.5x to 1.8x	318	210	312	233	207	1,112	2,392
1.2x to 1.5x	425	274	187	217	325	1,056	2,484
1.0x to 1.2x	365	83	31	165	54	513	1,211
Less than 1.0x	—	4	9	39	1	112	165

Total mortgage loans	$2,537	$2,050	$1,049	$1,508	$1,271	$5,663	$14,078

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.

LTV Ratios(1)

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)

Mortgage loans:

Commercial:
0% - 50%	$—	$—	$—	$324	$170	$505	$999
50% - 70%	1,294	357	803	656	2,190	1,697	6,997
70% - 90%	321	457	452	219	203	538	2,190
90% plus	—	—	12	5	—	288	305

Total commercial	$1,615	$814	$1,267	$1,204	$2,563	$3,028	$10,491

Agricultural:
0% - 50%	$218	$135	$169	$157	$236	$652	$1,567
50% - 70%	277	129	161	102	124	351	1,144
70% - 90%	—	—	3	—	—	18	21
90% plus	—	—	—	—	—	—	—

Total agricultural	$495	$264	$333	$259	$360	$1,021	$2,732

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)

Total mortgage loans:
0% - 50%	$218	$135	$169	$481	$406	$1,157	$2,566
50% - 70%	1,571	486	964	758	2,314	2,048	8,141
70% - 90%	321	457	455	219	203	556	2,211
90% plus	—	—	12	5	—	288	305

Total mortgage loans	$2,110	$1,078	$1,600	$1,463	$2,923	$4,049	$13,223

Debt Service Coverage Ratios(2)

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
Greater than 2.0x	$1,230	$492	$772	$268	$1,942	$1,230	$5,934
1.8x to 2.0x	227	83	118	378	184	329	1,319
1.5x to 1.8x	98	138	187	479	437	616	1,955
1.2x to 1.5x	60	57	154	79	—	658	1,008
1.0x to 1.2x	—	44	—	—	—	123	167
Less than 1.0x	—	—	36	—	—	72	108

Total commercial	$1,615	$814	$1,267	$1,204	$2,563	$3,028	$10,491

Agricultural:
Greater than 2.0x	$67	$26	$36	$38	$71	$167	$405
1.8x to 2.0x	38	35	14	15	20	82	204
1.5x to 1.8x	117	38	41	45	52	209	502
1.2x to 1.5x	183	120	141	90	142	313	989
1.0x to 1.2x	86	35	93	70	57	233	574
Less than 1.0x	4	10	8	1	18	17	58

Total agricultural	$495	$264	$333	$259	$360	$1,021	$2,732

Total mortgage loans:
Greater than 2.0x	$1,297	$518	$808	$306	$2,013	$1,397	$6,339
1.8x to 2.0x	265	118	132	393	204	411	1,523
1.5x to 1.8x	215	176	228	524	489	825	2,457
1.2x to 1.5x	243	177	295	169	142	971	1,997
1.0x to 1.2x	86	79	93	70	57	356	741
Less than 1.0x	4	10	44	1	18	89	166

Total mortgage loans	$2,110	$1,078	$1,600	$1,463	$2,923	$4,049	$13,223

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.

Past-Due and Nonaccrual Mortgage Loan Status

The following table provides information relating to the aging analysis of past-due mortgage loans as of December 31, 2021 and 2020, respectively:

Age Analysis of Past Due Mortgage Loans(1)

	Accruing Loans						Non- accruing Loans	Total Loans	Non- accruing Loans with No Allowance	Interest Income on Non- accruing Loans
	Past Due				Current	Total
	30-59 Days	60-89 Days	90 Days or More	Total
	(in millions)

December 31, 2021:
Mortgage loans:
Commercial	$—	$—	$—	$—	$11,434	$11,434	$—	$11,434	$—	$—
Agricultural	1	1	25	27	2,601	2,628	16	2,644	—	—

Total	$1	$1	$25	$27	$14,035	$14,062	$16	$14,078	$—	$—

December 31, 2020:
Mortgage loans:
Commercial	$162	$—	$—	$162	$10,329	$10,491	$—	$10,491	$—	$—
Agricultural	76	7	29	112	2,620	2,732	—	2,732	—	—

Total	$238	$7	$29	$274	$12,949	$13,223	$—	$13,223	$—	$—

(1)	Amounts presented at amortized cost basis.

As of December 31, 2021 and December 31, 2020, the carrying values of problem mortgage loans that had been classified as non-accrual loans were $14 million and $0 million, respectively.

Troubled Debt Restructuring

During the years ended December 31, 2021 and 2020, the Company identified an immaterial amount of TDRs.

Equity Securities

The table below presents a breakdown of unrealized and realized gains and (losses) on equity securities during the year ended December 31, 2021.

Unrealized and Realized Gains (Losses) from Equity Securities(1)

Year Ended December 31,
2021
(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$9
Net investment gains (losses) recognized on securities sold during the period	(2)

Unrealized and realized gains (losses) on equity securities	$7

(1)	Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see Note 2 of the Notes to these Consolidated Financial Statements – Investments).

Trading Securities

As of December 31, 2021 and December 31, 2020, respectively, the fair value of the Company’s trading securities was $379 million and $5.3 billion. As of December 31, 2021 and December 31, 2020, respectively, trading securities included the General Account’s investment in Separate Accounts, which had carrying values of $44 million and $43 million.

The table below shows a breakdown of net investment income (loss) from trading securities during the years ended December 31, 2021, 2020 and 2019:

Net Investment Income (Loss) from Trading Securities

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$(264)	$96	$422
Net investment gains (losses) recognized on securities sold during the period	206	10	7

Unrealized and realized gains (losses) on trading securities	(58)	106	429
Interest and dividend income from trading securities	92	206	283

Net investment income (loss) from trading securities	$34	$312	$712

Net Investment Income (Loss)

The following table breaks out net investment income (loss) by asset category:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Fixed maturities	$2,293	$2,193	$1,902
Mortgage loans on real estate	547	516	540
Other equity investments	525	79	72
Policy loans	209	198	198
Trading securities	34	312	712
Other investment income	47	49	18

Gross investment income (loss)	3,655	3,347	3,442
Investment expenses	(172)	(139)	(144)

Net investment income (loss)	$3,483	$3,208	$3,298

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and credit losses are as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Fixed maturities	$834	$801	$203
Mortgage loans on real estate	20	(45)	(1)
Other equity investments(1)	—	30	3
Other	(1)	1	1

Investment gains (losses), net	$853	$787	$206

(1)	Investment gains (losses), net of Other equity investments includes Real Estate Held for production during years ended December 31, 2020 and December 31, 2019.

For the years ended December 31, 2021, 2020 and 2019, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders’ account balances totaled $2 million, $2 million and $2 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of TIPS and cash flow hedges, which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of the GMIB features is accounted for as a derivative. In addition, on June 1, 2021, we ceded legacy variable annuity policies sold by the Company between 2006-2008 (the “Block”), comprised of non-New York “Accumulator” policies containing fixed rate GMIB and/or GMDB guarantees. As this contract provides full risk transfer, the benefits of this treaty are accounted for in the same manner as the underlying gross reserves and therefore the Amounts Due from Reinsurers related to the GMIB with NLG are accounted for as an embedded derivative.

The Company has in place an economic hedge program using interest rate swaps and U.S. Treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the SCS variable annuity, SIO in the EQUI-VEST variable annuity series, MSO in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used for General Account Investment Portfolio

The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of CDS. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity’s bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in net derivative gains (losses).

The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDS in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at its option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. The Company purchased CDS to mitigate its exposure to a reference entity through cash positions. These positions do not replicate credit spreads.

To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under the CDS that it sold. The maximum potential amount of future payments the Company could be required to make under the credit derivatives sold is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative’s notional amount. The Standard North American CDS Contract or Standard European Corporate Contract under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

Derivatives Utilized to Hedge Exposure to Foreign Currency Denominated Cash Flows

The Company purchases private placement debt securities and issues funding agreements in the FABN program in currencies other than its functional US dollar currency. The Company enters into cross currency swaps with external counterparties to hedge the exposure of the foreign currency denominated cash flows of these instruments. The foreign currency received from or paid to the cross currency swap counterparty is exchanged for fixed US dollar amounts with improved net investment yields or net product costs over equivalent US dollar denominated instruments issued at that time. The transactions are accounted for as cash flow hedges when they are designated in hedging relationships and qualify for hedge accounting. The first cross currency swap hedges were designated and applied hedge accounting during the quarter ended June 30, 2021.

These cross currency swaps are for the period the foreign currency denominated private placement debt securities and funding agreement are outstanding, with the longest cross currency swap expiring in 2033. Since designation and qualification as cash flow hedges, cross currency swap interest accruals are recognized in Net investment income and in Interest credited to policyholders’ account balances.

The tables below present quantitative disclosures about the Company’s derivative instruments designated in hedging relationships and derivative instruments which have not been designated in hedging relationships, including those embedded in other contracts required to be accounted for as derivative instruments.

The following table presents the gross notional amount and estimated fair value of the Company’s derivatives:

Derivative Instruments by Category

	December 31, 2021			December 31, 2020
		Fair Value			Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Notional Amount	Derivative Assets	Derivative Liabilities
	(in millions)
Derivatives: Designated for Hedge accounting(1)
Cash Flow Hedges:
Currency Swaps	$921	$7	$42	$—	$—	$—
Interest Swaps	955	—	395	957	—	219

Total: Designated for Hedge Accounting	1,876	7	437	957	—	219
Derivatives: Not designated for Hedge accounting(1)
Equity contracts:
Futures(5)	2,213	—	—	4,267	—	—
Swaps(5)	13,310	5	—	22,404	6	—
Options	48,380	12,015	5,059	35,786	8,383	3,715
Interest rate contracts:
Futures(5)	12,455	—	—	18,161	—	—
Swaps(5)	1,876	—	45	22,816	551	434
Swaptions	—	—	—	—	—	—
Credit contracts:
Credit default swaps	619	2	3	919	8	1
Currency contracts:
Currency Swaps	541	1	—	347	—	—
Currency forwards	—	—	—	—	—	—
Other contracts:
Margin	—	102	—	—	26	66
Collateral	—	178	6,154	—	212	3,835

Total: Not designated for Hedge accounting	79,394	12,303	11,261	104,700	9,186	8,051

Embedded Derivatives:
Amounts due from reinsurers(6)	—	5,813	—	—	—	—
GMIB reinsurance contracts(2)	—	2,068	—	—	2,859	—
GMxB derivative features liability(3)	—	—	8,525	—	—	10,936
SCS, SIO, MSO and IUL indexed features(4)	—	—	6,641	—	—	4,378

Total Embedded Derivatives	—	7,881	15,166	—	2,859	15,314

Total derivative instruments	$81,270	$20,191	$26,864	$105,657	$12,045	$23,584

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in GMIB reinsurance contract asset in the consolidated balance sheets.
(3)	Reported in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(4)	Reported in policyholders’ account balances in the consolidated balance sheets.
(5)	Decrease in futures and swaps notional as of December 31, 2021 is primarily due to the Venerable Transaction (see Note 1 of the Notes to these Consolidated Financial Statements).
(6)	Represents GMIB NLG ceded related to the Venerable Transaction.

The following table presents the effects of derivative instruments on the consolidated statements of income and comprehensive income (loss).

	Year Ended December 31, 2021			Year Ended December 31, 2020			Year Ended December 31, 2019
	Net Derivatives Gain (Losses)(1)(2)	Interest Credited To Policyholders Account Balances	AOCI	Net Derivatives Gain (Losses)(1)(2)	Interest Credited To Policyholders Account Balances	AOCI	Net Derivatives Gain (Losses)(1)(2)	Interest Credited To Policyholders Account Balances	AOCI
	(in millions)
Derivatives: Designated for hedge accounting
Cash flow hedges:
Currency swaps	$(2)	$(45)	$5	$—	$—	$—	$—	$—	$—
Interest swaps	(69)	—	(87)	(9)	—	(87)	4	—	(28)

Total: Designated for hedge accounting	(71)	(45)	(82)	(9)	—	(87)	4	—	(28)
Derivatives: Not designated for hedge accounting
Equity contracts:
Futures	(607)	—	—	(955)	—	—	(1,294)	—	—
Swaps	(3,608)	—	—	(3,353)	—	—	(2,405)	—	—
Options	3,883	—	—	1,663	—	—	2,211	—	—
Interest rate contracts:
Futures	(727)	—	—	1,745	—	—	139	—	—
Swaps	(2,316)	—	—	2,832	—	—	2,033	—	—
Swaptions	—	—	—	9	—	—	(35)	—	—
Credit contracts:
Credit default swaps	1	—	—	—	—	—	16	—	—
Currency contracts:
Currency swaps	3	—	—	(2)	—	—	(9)	—	—
Currency forwards	—	—	—	—	—	—	—	—	—
Other contracts:
Margin	—	—	—	—	—	—	—	—	—
Collateral	—	—	—	—	—	—	—	—	—

Total: Not designated for hedge accounting	(3,371)	—	—	1,939	—	—	656	—	—
Embedded Derivatives:
Amounts due from reinsurers	517	—	—	—	—	—	—	—	—
GMIB reinsurance contracts	(777)	—	—	472	—	—	500	—	—
GMxB derivative features liability	2,792	—	—	(2,238)	—	—	(2,439)	—	—
SCS, SIO, MSO and IUL indexed features	(3,760)	—	—	(1,693)	—	—	(2,552)	—	—

Total Embedded Derivatives	(1,228)	—	—	(3,459)	—	—	(4,491)	—	—

Total Derivatives	$(4,670)	$(45)	$(82)	$(1,529)	$—	$(87)	$(3,831)	$—	$(28)

(1)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(2)

For the years ended December 31, 2021 and 2020, investment fees of $15 million and $12 million respectively, are reported in net derivative gains (losses) in the consolidated statements of income (loss).

The table that follow below present a roll-forward of cash flow hedges recognized in AOCI.

Rollforward of Cash flow hedges in AOCI

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Balance, beginning of period	$(126)	$(38)	$(10)
Amount recorded in AOCI	—	—	—
Currency Swaps	(35)	—	—
Interest Swaps	(183)	(108)	(45)

Total Amount recorded in AOCI	(218)	(108)	(45)
Amount reclassified from AOCI to income	—	—	—
Currency Swaps	40	—	—
Interest Swaps	96	20	17
Total Amount reclassified from AOCI to income	136	20	17

Ending Balance, December 31(1)	$(208)	$(126)	$(38)

(1)

The Company does not estimate the amount of the deferred losses in AOCI at years ended December 31, 2021, 2020 and 2019 which will be released and reclassified into Net income (loss) over the next 12 months as the amounts cannot be reasonably estimated.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts as of December 31, 2021 and December 31, 2020 are exchange-traded and net settled daily in cash. As of December 31, 2021 and December 31, 2020, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $90 million and $135 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $196 million and $263 million, and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and EAFE indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $16 million and $35 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2021 and December 31, 2020, respectively, the Company held $6.2 billion and $3.8 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in other invested assets. The Company posted collateral of $178 million and $212 million as of December 31, 2021 and December 31, 2020, respectively, in the normal operation of its collateral arrangements.

The following tables presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2021 and December 31, 2020:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2021

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$12,309	$10,724	$1,585	$(961)	$624
Other financial assets	1,325	—	1,325	—	1,325

Other invested assets	$13,634	$10,724	$2,910	$(961)	$1,949

Liabilities:
Derivative liabilities	$10,738	$10,724	$14	$—	$14
Other financial liabilities	2,064	—	2,064	—	2,064

Other liabilities	$12,802	$10,724	$2,078	$—	$2,078

(1)	Financial instruments sent (held).

	As of December 31, 2020
	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$9,186	$8,206	$980	$(53)	$927
Other financial assets	1,403	—	1,403	—	1,403

Other invested assets	$10,589	$8,206	$2,383	$(53)	$2,330

Liabilities:
Derivative liabilities	$8,218	$8,206	$12	$—	$12
Other financial liabilities	1,568	—	1,568	—	1,568

Other liabilities	$9,786	$8,206	$1,580	$—	$1,580

(1)	Financial instruments sent (held).

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the NYDFS. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31,
	2021	2020
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$5,928	$6,201
Policyholder dividend obligation	—	160
Other liabilities	39	39

Total Closed Block liabilities	5,967	6,400

Assets Designated to the Closed Block:
Fixed maturities AFS, at fair value (amortized cost of $3,185 and $3,359) (allowance for credit losses of $0 and $0)	3,390	3,718
Mortgage loans on real estate (net of allowance for credit losses of $4 and $6)	1,771	1,773
Policy loans	602	648
Cash and other invested assets	63	28
Other assets	90	169

Total assets designated to the Closed Block	5,916	6,336

Excess of Closed Block liabilities over assets designated to the Closed Block	51	64
Amounts included in AOCI:
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $0 and $160; and net of income tax: $(43) and $(42)	172	167

Maximum future earnings to be recognized from Closed Block assets and liabilities	$223	$231

The Company’s Closed Block revenues and expenses were as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Revenues:
Premiums and other income	$144	$157	$182
Net investment income (loss)	237	251	278
Investment gains (losses), net	4	—	(1)

Total revenues	385	408	459

Benefits and Other Deductions:
Policyholders’ benefits and dividends	372	399	439
Other operating costs and expenses	3	1	2

Total benefits and other deductions	375	400	441

Net income (loss), before income taxes	10	8	18
Income tax (expense) benefit	(2)	(2)	(2)

Net income (loss)	$8	$6	$16

A reconciliation of the Company’s policyholder dividend obligation follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Beginning balance	$160	$2	$—
Unrealized investment gains (losses)	(160)	158	2

Ending balance	$—	$160	$2

6)	DAC AND POLICYHOLDER BONUS INTEREST CREDITS

Changes in the DAC asset for the years ended December 31, 2021, 2020 and 2019 were as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Balance, beginning of year(1)	$3,816	$4,225	$4,959
Capitalization of commissions, sales and issue expenses	724	564	646
Amortization:
Impact of assumptions updates and model changes	19	(866)	77
All other	(475)	(467)	(597)

Total amortization	(456)	(1,333)	(520)
Change in unrealized investment gains and losses	183	360	(863)

Balance, end of year	$4,267	$3,816	$4,222

(1)	December 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

The deferred asset for policyholder bonus interest credits is reported in other assets in the consolidated balance sheets and changes in the deferred asset for policyholder bonus Interest credits are reported in interest credited to policyholders’ account balances. For the years ended December 31, 2021, 2020 and 2019 changes were as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Balance, beginning of year	$405	$431	$448
Amortization charged to income	(44)	(26)	(17)

Balance, end of year	$361	$405	$431

7)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. For the periods ended December 31, 2021 and December 31, 2020, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2021

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$46,231	$1,493	$47,724
U.S. Treasury, government and agency	—	15,214	—	15,214
States and political subdivisions	—	562	35	597
Foreign governments	—	1,152	—	1,152
Residential mortgage-backed(2)	—	90	—	90
Asset-backed(3)	—	5,897	8	5,905
Commercial mortgage-backed	—	2,321	20	2,341
Redeemable preferred stock	—	53	—	53

Total fixed maturities, AFS	—	71,520	1,556	73,076
Other equity investments	243	434	5	682
Trading securities	193	186	—	379
Other invested assets:
Short-term investments	—	—	—	—
Assets of consolidated VIEs/VOEs	—	—	8	8
Swaps	—	(469)	—	(469)
Credit default swaps	—	(1)	—	(1)
Options	—	6,956	—	6,956

Total other invested assets	—	6,486	8	6,494
Cash equivalents	1,109	273	—	1,382
Amounts due from reinsurer(5)	—	—	5,813	5,813
GMIB reinsurance contracts asset	—	—	2,068	2,068
Separate Accounts assets(4)	140,740	2,565	1	143,306

Total Assets	$142,285	$81,464	$9,451	$233,200

Liabilities:
GMxB derivative features’ liability	$—	$—	$8,525	$8,525
SCS, SIO, MSO and IUL indexed features’ liability	—	6,641	—	6,641

Total Liabilities	$—	$6,641	$8,525	$15,166

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate. As of December 31, 2021 the fair value of such investments was $404 million.

(5)	This represents GMIB NLG ceded reserves related to Venerable transaction. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable transaction.

Fair Value Measurements as of December 31, 2020

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$51,415	$1,687	$53,102
U.S. Treasury, government and agency	—	15,943	—	15,943
States and political subdivisions	—	535	39	574
Foreign governments	—	1,103	—	1,103
Residential mortgage-backed(2)	—	131	—	131
Asset-backed(3)	—	3,636	20	3,656
Commercial mortgage-backed	—	1,203	—	1,203
Redeemable preferred stock	402	239	—	641

Total fixed maturities, AFS	402	74,205	1,746	76,353
Other equity investments	13	—	2	15
Trading securities	285	5,055	—	5,340
Other invested assets:
Short-term investments	—	82	1	83
Assets of consolidated VIEs/VOEs	—	—	12	12
Swaps	—	(96)	—	(96)
Credit default swaps	—	7	—	7
Options	—	4,668	—	4,668

Total other invested assets	—	4,661	13	4,674
Cash equivalents	1,183	287	—	1,470
GMIB reinsurance contracts asset	—	—	2,859	2,859
Separate Accounts assets(4)	130,106	2,668	1	132,775

Total Assets	$131,989	$86,876	$4,621	$223,486

Liabilities:
GMxB derivative features’ liability	$—	$—	$10,936	$10,936
SCS, SIO, MSO and IUL indexed features’ liability	—	4,378	—	4,378

Total Liabilities	$—	$4,378	$10,936	$15,314

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. As of December 31, 2020 the fair value of such investments was $356 million.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 of the Notes to these Consolidated Financial Statements are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS, EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are classified as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract assets which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities’ fair value reflects the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features’ liability over a range of market-consistent economic scenarios.

Also included are the Amounts due from Reinsurers related to the GMIB NLG product features (GMIB NLG Reinsurance). The fair value reflects the present value of reinsurance premiums, net of recoveries, adjusted for risk margins and nonperformance risk over a range of market consistent economic scenarios.

The valuations of the GMIB reinsurance contract asset, GMIB NLG Reinsurance and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset, GMIB NLG Reinsurance and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the US Treasury curve for non-performance risk is made to the fair values of the GMIB reinsurance contract asset, GMIB NLG Reinsurance and GMIBNLG feature to reflect the claims-paying ratings of counterparties and the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature and GMIB NLG Reinsurance , adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $148 million and $160 million as of December 31, 2021 and December 31, 2020, respectively, to recognize incremental counterparty non-performance risk.

After giving consideration to collateral arrangements, the Company reduced the fair value of its Amounts due from Reinsurers by $210 million at December 31, 2021 to recognize incremental counterparty non-performance risk.

Lapse rates are adjusted at the contract level based on a comparison of the actuarial calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2021, fixed maturities with fair values of $713 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, fixed maturities with fair value of $27 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 8.5% of total equity as of December 31, 2021.

During the year ended December 31, 2020, fixed maturities with fair values of $103 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, fixed maturities with fair value of $184 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 2.5% of total equity as of December 31, 2020.

The tables below present reconciliations for all Level 3 assets and liabilities and changes in unrealized gains (losses) for the years ended December 31, 2021, 2020 and 2019, respectively.

	Corporate	State and Political Subdivisions	CMBS	Asset- backed	Trading Securities, at Fair Value
	(in millions)
Balance, January 1, 2021	$1,687	$39	$—	$20	$—
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	5	—	—	—	—
Investment gains (losses), net	(16)	—	—	—	—

Subtotal	(11)	—	—	—	—
Other comprehensive income (loss)	34	(2)	—	—	—
Purchases	937	—	20	6	—
Sales	(468)	(2)	—	(18)	—
Activity related to consolidated VIEs/VOEs	—	—		—	—
Transfers into Level 3(1)	27	—	—	—	—
Transfers out of Level 3(1)	(713)	—	—	—	—

Balance, December 31, 2021	$1,493	$35	$20	$8	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$28	$(2)	$—	$—	$—

Balance, January 1, 2020	$1,246	$39	$—	$100	$—
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—	—	—
Investment gains (losses), net	(16)	—	—	—	—

Subtotal	(12)	—	—	—	—

	Corporate	State and Political Subdivisions	CMBS	Asset- backed	Trading Securities, at Fair Value
	(in millions)
Other comprehensive income (loss)	$(17)	$2	$—	$—	$—
Purchases	513	—	—	20	—
Sales	(224)	(2)	—	—	—
Transfers into Level 3(1)	184	—	—	—	—
Transfers out of Level 3(1)	(3)	—	—	(100)	—

Balance, December 31, 2020	$1,687	$39	$—	$20	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(2)	$(18)	$2	$—	$—	$—

Balance, January 1, 2019	$1,174	$38	$—	$519	$29
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—	—	—
Investment gains (losses), net	—	—	—	—	—

Subtotal	4	—	—	—	—
Other comprehensive income (loss)	5	3	—	1	—
Purchases	273	—	—	100	—
Sales	(120)	(2)	—	(84)	—
Transfers into Level 3(1)	14	—	—	—	—
Transfers out of Level 3(1)	(104)	—	—	(436)	(29)

Balance, December 31, 2019	$1,246	$39	$—	$100	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(2)	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period (2)	$3	$3	$—	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(2)

For instruments held as of December 31, 2021, December 31, 2020 and December 31, 2019 amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

	Other Equity Investments(7)	Amounts Due from Reinsurers	GMIB Reinsurance Contract Asset	Separate Accounts Assets	GMxB Derivative Features Liability
	(in millions)
Balance, January 1, 2021	$15	$—	$2,859	$1	$(10,936)
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	2		—	—	—
Net derivative gains (losses)(1)	—	517	(777)	—	2,792

Total realized and unrealized gains (losses)	2	517	(777)	—	2,792
Purchases(2)	1	73	44	1	(458)
Sales(3)	(1)	(36)	(58)	—	77
Settlements	—	—	—	—	—
Other(5)	—	5,259	—	—	—
Activity related to consolidated VIEs/VOEs	(4)	—	—	—	—
Transfers into Level 3(4)	—	—	—	—	—
Transfers out of Level 3(4)	—	—	—	(1)	—

Balance, December 31, 2021	$13	$5,813	$2,068	$1	$(8,525)

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(6)	$2	$517	$(777)	$—	$2,792

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(6)	$—	$—	$—	$—	$—

Balance, January 1, 2020	$16	$—	$2,466	$—	$(8,316)
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	—	—	—	—	—
Net derivative gains (losses)	—	—	472	—	(2,238)
Total realized and unrealized gains (losses)	—	—	472	—	(2,238)
Purchases(2)	3	—	45	1	(441)
Sales(3)	—	—	(79)	—	59
Settlements	—	—	—	—	—
Change in estimate	—	—	(45)	—	—
Activity related to consolidated VIEs/VOEs	(4)	—	—	—	—
Transfers into Level 3(4)	—	—	—	—	—
Transfers out of Level 3(4)	—	—	—	—	—

Balance, December 31, 2020	$15	$—	$2,859	$1	$(10,936)

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period(6)	$—	$—	$472	$—	$(2,238)

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period(6)	$—	$—	$—	$—	$—

Balance, January 1, 2019	$19	$—	$1,993	$21	$(5,491)

	Other Equity Investments(7)	Amounts Due from Reinsurers	GMIB Reinsurance Contract Asset	Separate Accounts Assets	GMxB Derivative Features Liability
	(in millions)
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), net	$—	$—	$—	$—	$—
Net derivative gains (losses)	—	—	500	—	(2,439)

Total realized and unrealized gains (losses)	—	—	500	—	(2,439)
Purchases	—	—	45	—	(417)
Sales	—	—	(72)	(1)	31
Settlements	—	—	—	(2)	—
Activity related to consolidated VIEs/VOEs	(3)	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	(18)	—

Balance, December 31, 2019	$16	$—	$2,466	$—	$(8,316)

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period	$—	$—	$500	$—	$(2,439)

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period	$—	$—	$—	$—	$—

(1)

For the years ended December 31, 2021 and 2020, the Company’s non-performance risk impact of $(217) million and $(758) million for the GMxB Derivative Features Liability, $(26) million and $14 million for the GMIB Reinsurance Contract Asset, and $(19) million and $0 million for the Amounts due from Reinsurers, respectively, is recorded through Net derivative gains (losses).

(2)	For the GMIB reinsurance contract asset, Amounts Due from Reinsurers and GMxB derivative features liability, represents attributed fee.
(3)	For the GMIB reinsurance contract asset and Amounts Due from Reinsurers, represents recoveries from reinsurers and for GMxB derivative features liability represents benefits paid.
(4)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.
(5)	Represents the opening ceded balance from the Venerable transaction of the GMxB with no lapse guarantee riders.
(6)

For instruments held as of December 31, 2021, December 31, 2020 and December 31, 2019, amounts are included in net investment income or net derivative gains (losses) in the consolidated statements of income (loss) or unrealized gains (losses) on investments in the consolidated statements of comprehensive income.

(7)	Other Equity Investments include other invested assets.

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2021 and December 31, 2020, respectively.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2021

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average (2)
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$248	Matrix pricing model	Spread over Benchmark	20 bps - 270 bps	146 bps

	888	Market comparable companies	EBITDA multiples Discount Rate Cashflow Multiples Loan to Value	4.9x - 62.3x 6.2% - 21.5% 0.5x - 10.0x 3.1% - 63.4%	13.0x 9.1% 5.5x 30.8%

Other equity investments	4	Market comparable companies	Revenue multiple	7.8x - 10.3x	9.5x

GMIB reinsurance contract asset	2,068	Discounted cash flow	Lapse rates Withdrawal Rates GMIB Utilization Rates Non-performance risk Volatility rates - Equity Mortality: Ages 0-40 Ages 41-60 Ages 61-115	0.45% - 20.86% 0.27% - 8.66% 0.04% - 60.44% 57 bps - 93 bps 11% - 31% 0.01% - 0.17% 0.06% - 0.53% 0.31% - 40.00%	2.65% 0.93% 5.27% 60 bps 24% 2.79% (same for all ages) (same for all ages)

Amount Due from Reinsurers	5,813	Discounted Cash Flow	Lapse rates Withdrawal Rates GMIB Utilization Rates Non-performance risk (bps) Volatility rates - Equity Mortality: Ages 0-40 Ages 41-60 Ages 61-115	0.45% - 20.86% 0.27% - 8.66% 0.04% - 60.44% 37 bps 11% - 31% 0.01% - 0.17% 0.06% - 0.53% 0.31% - 40.00%	1.70% 1.18% 7.20% 37 bps 24% 2.17% (same for all ages) (same for all ages)

Liabilities:
GMIBNLG	8,503	Discounted cash flow	Non-performance risk Lapse Withdrawal Annuitization Mortality (1): Ages 0-40 Ages 41-60 Ages 61-115	111 bps 1.04% - 23.57% 0.27% - 8.66% 0.03% - 100.00% 0.01% - 0.19% 0.07% - 0.57% 0.44% - 43.60%	111 bps 3.55% 1.04% 5.24% 1.62% (same for all ages) (same for all ages)

GWBL/GMWB	99	Discounted cash flow	Lapse rates Withdrawal Rates Utilization Rates Volatility rates - Equity Non-performance risk	0.60% - 20.86% 0.00% - 8.00% 100% once starting 11% - 31% 111 bps	2.65% 0.93% 24%

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average (2)
	(in millions)

GIB	$(75)	Discounted cash flow	Lapse rates Withdrawal Rates Utilization Rates Volatility rates - Equity Non-performance risk	0.60% - 20.86% 0.13% - 8.66% 0.04% - 100.00% 11% - 31% 111 bps	2.65% 0.93% 5.27% 24%

GMAB	(3)	Discounted cash flow	Lapse rates Volatility rates - Equity Non-performance risk	0.60% - 20.86% 11% - 31% 111 bps	2.65% 24%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

For lapses, withdrawals, and utilizations the rates were weighted by counts, for mortality weighted average rates are shown for all ages combined and for withdrawals the weighted averages were based on an estimated split of partial withdrawal and dollar-for-dollar withdrawals.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2020

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average(2)
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$ 28	Matrix pricing model	Spread over benchmark	45 - 195 bps	152 bps

	1,148	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.5x - 33.1x 5.6% - 28.4% 1.9x -25.0x	10.8x 8.6% 6.8x

Other equity investments	2	Market comparable companies	Revenue multiple	9.7x - 26.4x	18.5x

GMIB reinsurance contract asset	2,859	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates (1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	43 - 85 bps 0.6%-16% 0%-2% 0%-61% 7%-32% 0.01%-0.18% 0.07%-0.54% 0.42%-42.20%	50 bps 1.69% 0.91% 5.82% 24% 2.80% (same for all ages) (same for all ages)

Liabilities:
GMIBNLG	10,713	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates (1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	96.0 bps 1.1%-25.7% 0.4%-2% 0%-100% 0.01%-0.19% 0.06%-0.53% 0.41%-41.39%	3.19% 0.93% 5.51% 1.56% (same for all ages) (same for all ages)

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average(2)
	(in millions)
Assets:

GWBL/GMWB	$ 190	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	96.0 bps 0.8%-16% 0%-8% 100% once starting 7%-32%	1.69% 0.91% 24%

GIB	31	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	96.0 bps 0.8%-15.6% 0%-2% 0%-100% 7%-32%	1.69% 0.91% 5.82% 24%

GMAB	2	Discounted cash flow	Non-performance risk Lapse rates Volatility rates - Equity	96.0 bps 0.8%-16% 7%-32%	1.69% 24%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

For lapses, withdrawals, and utilizations the rates were weighted by counts, for mortality weighted average rates are shown for all ages combined and for withdrawals the weighted averages were based on an estimated split of partial withdrawal and dollar-for-dollar withdrawals.

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2021 and December 31, 2020, respectively, are approximately $430 million and $586 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

•	The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

•	Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above as of December 31, 2021 and December 31, 2020, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

•	Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit risk transfer securities, and equipment financings. Included in the tables above as of December 31, 2021 and December 31, 2020, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

GMIB Reinsurance Contract Asset, Amounts Due from Reinsurers and GMxB Derivative Features

Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIB reinsurance contract asset are lapse rates, withdrawal rates, and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

Fair value measurement of the GMIB reinsurance contract asset, GMIB NLG Reinsurance and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIBNLG liability and GMIB NLG Reinsurance are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability and GMIB NLG Reinsurance, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability and GMIB NLG Reinsurance.

The significant unobservable inputs used in the fair value measurement of the Company’s GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements

The carrying values and fair values as of December 31, 2021 and December 31, 2020 for financial instruments not otherwise disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements are presented in the table below:

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2021:
Mortgage loans on real estate	$14,016	$—	$—	$14,291	$14,291
Policy loans	$3,540	$—	$—	$4,512	$4,512
Loans to affiliates	$1,900	$—	$1,974	$—	$1,974
Policyholders’ liabilities: Investment contracts(1)	$1,916	$—	$—	$1,980	$1,980
FHLB funding agreements	$6,647	$—	$6,679	$—	$6,679
FABN funding agreements	$6,689	$—	$6,626	$—	$6,626
Separate Accounts liabilities	$11,620	$—	$—	$11,620	$11,620

December 31, 2020:
Mortgage loans on real estate	$13,142	$—	$—	$13,474	$13,474
Policy loans	$3,635	$—	$—	$4,794	$4,794
Loans to affiliates	$900	$—	$938	$—	$938
Policyholders’ liabilities: Investment contracts	$2,069	$—	$—	$2,275	$2,275
FHLB funding agreements	$6,897	$—	$6,990	$—	$6,990
FABN funding agreements	$1,939	$—	$1,971	$—	$1,971
Separate Accounts liabilities	$10,081	$—	$—	$10,081	$10,081

(1)	As of December 31, 2021, reflects transfer of certain policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.

Mortgage Loans on Real Estate

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Loans to Affiliates

The fair value of loans to affiliates is calculated by matrix or model pricing. The matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

FHLB Funding Agreements

The fair values of the Company’s FHLB funding agreements are determined by discounted cash flow analysis based on the indicative funding agreement rates published by the FHLB.

FABN Funding Agreements

The fair values of the Company’s FABN funding agreements are determined by Bloomberg’s evaluated pricing service, which uses direct observations or observed comparables.

Policyholder Liabilities — Investment Contracts and Separate Accounts Liabilities

The fair values for deferred annuities and certain annuities, which are included in Policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

Otherwise Not Required to be Included in the Table Above

The Company’s investment in COLI policies are recorded at their cash surrender value and are therefore not required to be included in the table above. See Note 2 of the Notes to these Consolidated Financial Statements for details of investments in COLI policies.

8)	INSURANCE LIABILITIES

Variable Annuity Contracts — GMDB, GMIB, GIB and GWBL and Other Features

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•	Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without NLG Rider Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without a NLG feature are summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the consolidated balance sheets in future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the consolidated balance sheets in amounts due from reinsurers. The amounts for the ceded GMIB that are reflected in the consolidated balance sheets in GMIB reinsurance contract asset are, at fair value.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and No NLG Feature

Year Ended December 31, 2021, 2020 and 2019

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)

Balance, January 1, 2019	$4,657	$(107)	$3,744	$(1,993)
Paid guarantee benefits	(438)	14	(256)	72
Other changes in reserve	556	(6)	1,183	(545)

Balance, December 31, 2019	4,775	(99)	4,671	(2,466)
Paid guarantee benefits	(495)	15	(293)	79
Other changes in reserve	813	—	1,647	(472)

Balance, December 31, 2020	5,093	(84)	6,025	(2,859)
Paid guarantee benefits	(461)	113	(377)	58
Other changes in reserve	379	(90)	304	735
Impact of the Venerable transaction (1)	—	(2,176)	—	(2,141)

Balance, December 31, 2021	$5,011	$(2,237)	$5,952	$(4,207)

(1)	Includes the impact as of June 1, 2021 on the ceded reserves to Venerable. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable transaction.

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features, the liability for SCS, SIO, MSO and IUL indexed features and the asset and liability for the GMIB reinsurance contracts and amounts due from reinsurers related to GMIB NLG product features (GMIB NLG Reinsurance) are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 7 of the Notes to these Consolidated Financial Statements.

Account Values and Net Amount at Risk

Account Values and NAR for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2021 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

Direct Variable Annuity Contracts with GMDB and GMIB Features as of December 31, 2021

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up		Combo		Total
	(in millions, except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$16,188	$84	$51		$156		$16,479
Separate Accounts	59,603	9,804	3,412		34,486		107,305

Total Account Values	$75,791	$9,888	$3,463		$34,642		$123,784

NAR, gross	$90	$29	$1,333		$15,732		$17,184

NAR, net of amounts reinsured	$86	$26	$937		$7,948		$8,997

Average attained age of policyholders (in years)	51.5	69.1	75.5		71.1		55.6
Percentage of policyholders over age 70	11.7%	51.3%	72.6%		57.5%		20.7%
Range of contractually specified interest rates	N/A	N/A	3% -	6%	3% - 6.	5%	3% - 6.	5%
Variable annuity contracts with GMIB features
Account Values invested in:
General Account	$—	$—	$16		$202		$218
Separate Accounts	—	—	26,173		36,833		63,006

Total Account Values	$—	$—	$26,189		$37,035		$63,224

NAR, gross	$—	$—	$632		$9,093		$9,725

NAR, net of amounts reinsured	$—	$—	$202		$3,708		$3,910

Average attained age of policyholders (in years)	N/A	N/A	65.0		70.8		68.7
Weighted average years remaining until annuitization	N/A	N/A	6.0		0.6		2.6
Range of contractually specified interest rates	N/A	N/A	3% -	6%	3% - 6.	5%	3% - 6.	5%

For more information about the reinsurance programs of the Company’s GMDB and GMIB exposure, see “Reinsurance” in Note 10 of the Notes to these Consolidated Financial Statements.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2021		2020
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$52,744	$20,009	$46,850	$18,771
Fixed income	5,384	2,505	5,506	2,701
Balanced	48,152	40,228	47,053	39,439
Other	1,025	264	1,111	275

Total	$107,305	$63,006	$100,520	$61,186

Hedging Programs for GMDB, GMIB, GIB and Other Features

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the NLG liabilities, reflected in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets, is summarized in the table below.

	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance, January 1, 2019	$788	$(734)	$54
Paid guarantee benefits	(20)	—	(20)
Other changes in reserves	126	(74)	52

Balance, December 31, 2019	894	(808)	86
Paid guarantee benefits	(40)	—	(40)
Other changes in reserves	162	(75)	87

Balance, December 31, 2020	1,016	(883)	133
Paid guarantee benefits	(84)	—	(84)
Other changes in reserves	158	(45)	113

Balance at December 31, 2021	$1,090	$(928)	$162

9)	LEASES

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 10 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

		December 31,
	Balance Sheet Line Item	2021	2020
		(in millions)
Assets
Operating lease assets	Other assets	$215	$272
Liabilities
Operating lease liabilities	Other liabilities	$278	$350

The table below summarizes the components of lease costs for the years ended December 31, 2021, 2020 and 2019.

Lease Costs

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Operating lease cost	$73	$77	$77
Variable operating lease cost	10	11	10
Sublease income	(18)	(18)	(16)
Short-term lease expense	—	—	2

Net lease cost	$65	$70	$72

Maturities of lease liabilities as of December 31, 2021 are as follows:

Maturities of Lease Liabilities

December 31, 2021
(in millions)
Operating Leases:
2022	$94
2023	83
2024	30
2025	26
2026	22
Thereafter	42

Total lease payments	297
Less: Interest	(19)

Present value of lease liabilities	$278

During December 2020, Equitable Financial signed a 15-year lease which is expected to commence in 2023 once certain conditions of the lease are met, relating to approximately 130,000 square feet of space in New York City. In September 2021, Equitable Financial exercised its option to decrease the square footage under the lease by approximately 41,000 square feet, which reduced the square footage to approximately 89,000 square feet. Additionally, during December 2021, Equitable Financial amended its Syracuse office lease. The amendment included extending for an additional 5-year period, commencing January 1, 2024, approximately 143,000 square feet of space in Syracuse, NY.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages — Remaining Operating Lease Term and Discount Rate

	December 31,
	2021	2020
Weighted-average remaining operating lease term	5 years	5 years
Weighted-average discount rate for operating leases	2.90%	3.00%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$94	$94	87
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$26	$20	50

10)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance. The impact of the reinsurance transaction described above results in an increase in reinsurance ceded.

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Direct premiums	$762	$764	$868
Reinsurance assumed	181	195	194
Reinsurance ceded	(193)	(153)	(126)

Premiums	$750	$806	$936

Direct charges and fee income	$3,962	$2,684	$2,721
Reinsurance ceded	(571)	780	766

Policy charges and fee income	$3,391	$3,464	$3,487

Direct policyholders’ benefits	$3,553	$5,233	$4,298
Reinsurance assumed	243	218	217
Reinsurance ceded	(814)	(500)	(427)

Policyholders’ benefits	$2,982	$4,951	$4,088

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

On June 1, 2021, Holdings completed the sale of CSLRC to VIAC. Immediately following the closing of the Transaction, CSLRC and Equitable Financial entered into the Reinsurance Agreement, pursuant to which Equitable Financial ceded to

CSLRC, on a combined coinsurance and modified coinsurance basis, legacy variable annuity policies sold by Equitable Financial between 2006-2008. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable Transaction.

As of December 31, 2021 and December 31, 2020, the Company had reinsured with non-affiliates in the aggregate approximately 47.6% and 2.6%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 59.8% and 13.4% of its current liability exposure, respectively, resulting from the GMIB feature. For additional information, see Note 8 of the Notes to these Consolidated Financial Statements.

In addition to the above, the Company cedes substantially all of its group health business to a third-party insurer, cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements.

The following table summarizes the ceded reinsurance GMIB reinsurance contracts, third-party recoverables, amount due to reinsurance and assumed reserves..

	December 31,
	2021	2020
	(in millions)
Ceded Reinsurance:
Estimated net fair values of ceded GMIB reinsurance contracts, considered derivatives (1)	$2,068	$2,859
Estimated net fair values of ceded GMIB NLG ceded reserves to Venerable (2)	5,813	—
Third-party reinsurance recoverables related to insurance contracts	12,459	2,245
Top reinsurers:
Venerable Insurance and Annuity Company (A- KBRA (IFRS) rating)	10,335	N/A
Zurich Life Insurance Company, Ltd. (AA- SAP rating)	1,318	1,421
Ceded group health reserves	40	48
Third-party reinsurance payables related to insurance contracts	127	113
Top reinsurers:
Venerable Insurance and Annuity Company	27	N/A
Assumed Reinsurance:
Reinsurance assumed reserves	758	721

(1)	The estimated fair values increased $(791) million $393 million and $475 million for the years ended December 31, 2021, 2020 and 2019, respectively.
(2)	Reported in amounts due from reinsurers. See Note 1 of the Notes to these Consolidated Financial Statements for details of the Venerable transaction.

11)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions.

Cost Sharing and General Service Agreements

Equitable Financial has a general services agreement with Holdings whereby Equitable Financial will benefit from the services received by Holdings its affiliates. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various affiliates. Equitable Financial continues to provide services to Holdings and various Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $30 million, $41 million and $73 million for the years ended December 31, 2021, 2020 and 2019, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

Investment Management and Service Fees and Expenses

EIMG, a subsidiary of Equitable Financial, provides investment management services to EQAT, EQ Premier VIP Trust, 1290 Funds and other trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

On June 22, 2021, Holdings completed the formation of Equitable Investment Management, LLC, (“EIM”), a wholly owned indirect subsidiary of Holdings. Effective August 1, 2021, following the formation of EIM, EIMG terminated, and EIM, entered into certain administrative agreements with separate accounts held by the Company. In addition, on October 1, 2021, the Company entered into an investment advisory and management agreement in which EIM became the investment manager for the Company’s general account portfolio. The Company recorded investment management fee expense from EIM of $46 million for the year ended December 31, 2021.

AB provides investment management and related services to various funds held by the Company. The Company recorded investment management fee expense from AB of $102 million, $109 million and $102 million for the years ended December 31, 2021, 2020 and 2019, respectively.

As of December 31, 2021 and 2020, respectively, the Company held approximately $313 million and $64 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2 of the Notes to these Consolidated Financial Statements. These legal entities are related parties of Equitable Financial. The Company reflects these equity interest in the consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $968 million and $623 million as of December 31, 2021 and 2020, respectively. The Company also has approximately $126 million and $90 million of unfunded commitments as of December 31, 2021 and 2020, respectively with these legal entities.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

Equitable Financial pays commissions and fees to Equitable Distribution Holding Corporation and its subsidiaries (“Equitable Distribution”) for sales of insurance products. The commissions and fees paid to Equitable Distribution are based on various selling agreements.

Insurance-Related Transactions with Affiliates

The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to Equitable Financial. As of December 31, 2021, the Company’s GMIB reinsurance contract asset with EQ AZ Life Re had carrying values of $220 million and is reported in GMIB contract reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2021, 2020 and 2019 totaled approximately $48 million, $51 million and $62 million, respectively. Ceded claims paid in 2021, 2020 and 2019 were $93 million, $72 million and $52 million, respectively.

Investments in Unconsolidated Equity Interests in Affiliates

As of December 31, 2021 and 2020, respectively, the Company held approximately $278 million and $218 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2 of the Notes to these Consolidated Financial Statements. These legal entities are related parties of Equitable Financial. The Company reflects these equity interest in the consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $12 billion and $13 billion as of December 31, 2021 and 2020, respectively. The Company also has approximately $157 million and $163 million of unfunded commitments as of December 31, 2021 and 2020, respectively with these legal entities.

Loans Issued to Holdings

In June 2021, Equitable Life made a $1.0 billion 10-year term loan to Holdings. The loan has an interest rate of 3.23% and matures in June 2031.As of December 31, 2021, the amount outstanding was $1.0 billion.

In November 2019, Equitable Financial made a $900 million loan to Holdings. The loan has an interest rate of one-month LIBOR plus 1.33%. The loan matures on November 24, 2024. As of December 31, 2021 and 2020, the amount outstanding was $900 million.

In April 2018, Equitable Financial made a $800 million loan to Holdings. The loan had an interest rate of 3.69% and a maturity of April 2021. During the years ended December 2020 and 2019 Holdings repaid $300 million, and $300 million in principal, respectively. As of December 31, 2020, the loan was repaid in full with no amount outstanding.

Revenues and Expenses Transactions with Equitable Affiliates

The table below summarizes the fees received/paid by the Company and the expenses reimbursed to/from the Company in connection with certain services described above for the years ended December 31, 2021, 2020 and 2019.

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT, EQ Premier VIP Trust, 1290 Funds and other trusts	$757	$724	$669
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	38	38	39

Total	$795	$762	$708

Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by Equitable Network	$712	$625	$573

Total	$712	$625	$573

Contribution to the Equitable Foundation

The Equitable Foundation is the philanthropic arm of Equitable Financial. The Company made no funding contributions in 2021 and 2020. For the year 2019, Equitable Financial made a funding contribution to the of $25 million.

12)	EMPLOYEE BENEFIT PLANS

Equitable Financial sponsors the following employee benefit plans:

401(k) Plan

Equitable Financial sponsors the Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for a company contribution, a company matching contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $29 million, $19 million and $22 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Pension Plan

Equitable Financial sponsors the Equitable Retirement Plan (the “ Equitable Financial QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Financial under the Equitable Financial QP was transferred from Equitable Financial to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Financial remains secondarily liable for its obligations under the Equitable Financial QP and would recognize such liability in the event Holdings does not perform.

The Equitable Financial QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2021, 2020 and 2019, (income)/expenses related to the plan were $(12) million, $9 million and $21 million, respectively.

The following table presents the funded status of the plan:

	December 31,
	2021	2020
	(in millions)
Equitable Retirement Plan
Total plan assets	$2,395	$2,341

Accumulated benefit obligation	$2,045	$2,239

Funded status	117.1%	104.5%

Other Benefit Plans

Equitable Financial also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $23 million, $32 million and $47 million for the years ended December 31, 2021, 2020 and 2019, respectively.

13)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for Years Ended December 31, 2021, 2020 and 2019 for share-based payment arrangements as further described herein are as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Performance Shares	$12	$13	$10
Stock Options	—	5	3
Restricted Stock Unit Awards	27	18	15

Total Compensation Expenses	$39	$36	$28

Income Tax Benefit	8	7	10

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (together the “Omnibus Plans”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2021, the common stock reserved and available for issuance under the Omnibus Plans was 22 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Financial’s Participation in Holdings’ Equity Award Plans

Equitable Financial’s employees, financial professionals and directors in 2019 and 2018 were granted equity awards under the Omnibus Plans with the exception of the Holdings restricted stock units (“Holdings RSUs”) granted to financial professionals in 2018. All grants discussed in this section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals in 2019 and 2018 which will be settled in cash.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2021, 2020 and 2019 grants were considered immaterial in the recognition of compensation cost.

Annual Awards

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’ equity programs for 2021, 2020 and 2019 consisted of a mix of equity vehicles including Holdings RSUs, Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Financial employees vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Under the 2020 equity program, eligible Equitable Financial financial professionals were granted stock-settled Holdings RSUs which vest ratably in equal annual installments over a three-year period and are equity-classified. The fair value of these awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Under the 2019 and 2018 equity programs, Equitable Financial financial professionals were granted cash-settled Holdings RSUs which vest ratably in equal installments over a three-year period. The cash payment for each RSU will equal the average closing price for a Holdings share on the NYSE over the 20 trading days immediately preceding the vesting date. These awards are liability-classified and require fair value remeasurement based upon the price of a Holdings share at the close of each reporting period.

Holdings Stock Options

Holdings stock options granted to Equitable Financial employees have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries. The total grant date fair value of Holdings stock options will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equity Financial employees are subject to performance conditions and a three-year cliff-vesting. The performance shares consist of two distinct tranches; one based on Holding’s return-on-equity targets (the “ROE Performance Shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares is established once all of Holdings’ applicable Non-GAAP ROE targets are determined and approved.The fair value of the awards was measured using the closing price of the Holdings share on the grant date.

The grant-date fair value of the TSR Performance Shares was measured using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings makes annual grants of unrestricted Holdings shares to non-employee directors of Holdings and Equitable Financial. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

One-Time Awards Granted in 2018

Transaction Incentive Awards

On May 9, 2018, coincident with the IPO, Holdings granted one-time “Transaction Incentive Awards” to executive officers and certain employees in the form of 722 thousand Holdings RSUs. Fifty percent of the Holdings RSUs vested based on service over the two-year period from the IPO date (the “Service Units”), and fifty percent vest based on service or market condition (the “Performance Units”). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. The market condition was achieved during 2021 and the RSUs fully vesting during this period.

Prior Equity Award Grants

In 2017 and prior years, equity awards for employees, financial professional and directors in our businesses were available under the umbrella of AXA’s global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA’s stock.

employees were granted AXA ordinary share options under the Stock Option Plan, AXA performance shares under the Performance Share Plan and financial professionals were granted performance units under the AXA Advisors Performance Unit Plan.

The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2021 as follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price

Options Outstanding at January 1, 2021	2,819	$21.12	1,417	€ 20.09
Options granted	—	12.26	—	—
Options exercised	(1,005)	20.51	(601)	19.50
Options forfeited, net	(150)	21.88	(86)	22.59
Options expired	—	—	—	—

Options Outstanding at December 31, 2021	1,664	$21.66	730	€ 22.44

Aggregate intrinsic value(1)		$5,186		(€ 2,011)

Weighted average remaining contractual term (in years)	7.7		4.69

Options Exercisable at December 31, 2021	690	$—	633	€22.44

Aggregate intrinsic value(1)		$2,227		(€ 1,744)

Weighted average remaining contractual term (in years)	7.55		4.52

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2021 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher than market prices, intrinsic value is shown as zero.

A summary of stock option grant assumptions activity in the AXA and Holdings option plans during 2021, 2020, and 2019 follows:

	EQH Shares(1)
	2021(2)	2020	2019

Dividend yield	—%	2.59%	2.77%
Expected volatility	—%	26.00%	25.70%
Risk-free interest rates	—%	1.19%	2.49%
Expected life in years	—	6.0	5.8
Weighted average fair value per option at grant date	$—	$4.37	$3.82

(1)

The expected volatility is based on historical selected peer data, the weighted average expected term is determined by using the simplified method due to lack of sufficient historical data, the expected dividend yield based on Holdings’ expected annualized dividend, and the risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term.

(2)	No stock options granted during 2021.

As of December 31, 2021, approximately $97 thousand of unrecognized compensation cost related to AXA unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted-average period of 0.2 years. Approximately $1 million of unrecognized compensation cost related to Holdings unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted average period of 1.1 years.

Summary of Restricted Stock Unit Award Activity

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings and AXA RSUs, fair value is remeasured at the end of each reporting period.

As of December 31, 2021, approximately 2.4 million Holdings RSUs and AXA ordinary share unit awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $6 million and is expected to be recognized over a weighted-average period of 1.9 years.

The following table summarizes Holdings restricted share units and AXA ordinary share unit activity for 2021.

	Shares of Holdings Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2021	2,053,036	$21.15
Granted	1,557,437	$28.08
Forfeited	(166,466)	$24.81
Vested	(1,052,916)	$20.74

Unvested as of December 31, 2021	2,391,091	$25.59

Summary of Performance Award Activity

As of December 31, 2021, approximately 1.2 million Holdings and AXA performance awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $15 million and is expected to be recognized over a weighted-average period of 1.5 years.

The following table summarizes Holdings and AXA performance awards activity for 2021.

	Shares of Holdings Performance Awards	Weighted- Average Grant Date Fair Value	Shares of AXA Performance Awards	Weighted- Average Grant Date Fair Value
Unvested as of January 1, 2021	557,455	$22.12	1,017,254	$21.28
Granted	938,444	$29.89	(460,094)	$21.28
Forfeited	(163,708)	$28.24	—	$—
Vested	(141,597)	$23.17	(504,315)	$21.28

Unvested as of December 31, 2021	1,190,594	$28.54	52,845	$21.28

14)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$11	$(112)	$295
Deferred (expense) benefit	463	739	284

Total	$474	$627	$579

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21% . The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Expected income tax (expense) benefit	$393	$291	$517
Non-taxable investment income	79	91	73
Tax audit interest	(14)	(8)	(14)
Tax settlements/uncertain tax position release	—	231	—
Tax credits	28	21	—
Other	(12)	1	3

Income tax (expense) benefit	$474	$627	$579

During the fourth quarter of 2020, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2010 through 2013 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $231 million.

The components of the net deferred income taxes are as follows:

	December 31,
	2021		2020
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Compensation and related benefits	$46	$—	$58	$—
Net operating loss and credits	732	—	—	—
Reserves and reinsurance	2,072	—	1,483	—
DAC	—	685	—	606
Unrealized investment gains (losses)	—	892	—	1,668
Investments	—	18	1,071	—
Other	31	—	—	111

Total	$2,881	$1,595	$2,612	$2,385

The Company has Federal net operating loss carryforwards of $3.4 billion for the years ending December 31, 2021, which do not expire.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)

Balance at January 1,	$281	$297	$273
Additions for tax positions of prior years	17	229	24
Reductions for tax positions of prior years	(3)	(250)	—
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	—	5	—

Balance at December 31,	$295	$281	$297

Unrecognized tax benefits that, if recognized, would impact the effective rate	$43	$47	$222

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits as of December 31, 2021 and 2020 were $47 million and $34 million, respectively. For 2021, 2020 and 2019, respectively, there were $14 million, $(21) million and $14 million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2021, tax years 2014 and subsequent remain subject to examination by the IRS.

15)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances as of December 31, 2021, 2020, and 2019 follow:

	December 31,
	2021	2020
	(in millions)
Unrealized gains (losses) on investments	$2,362	$4,600
Defined benefit pension plans	(5)	(5)

Accumulated other comprehensive income (loss) attributable to Equitable Financial	$2,357	$4,595

The components of OCI, net of taxes for the years ended December 31, 2021, 2020 and 2019, follow:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period	$(2,293)	$4,698	$3,052
(Gains) losses reclassified into net income (loss) during the period(1)	(686)	(633)	(160)

Net unrealized gains (losses) on investments	(2,979)	4,065	2,892
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	741	(1,066)	(797)

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of $(595), $798, and $547)	(2,238)	2,999	2,095

Change in defined benefit plans:
Reclassification to net income (loss) of amortization of net prior service credit included in net periodic cost	—	—	2

Change in defined benefit plans, (net of deferred income tax expense (benefit) of $0, $0 and $0 (2))	—	—	2

Other comprehensive income (loss), attributable to Equitable Financial	$(2,238)	$2,999	$2,097

(1)

See “Reclassification adjustments” in Note 3 of the Notes to these Consolidated Financial Statements. Reclassification amounts presented net of income tax expense (benefit) of $182 million, $(168) million , and $(42) million for the years ended December 31, 2021, 2020 and 2019, respectively.

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortization of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation and Regulatory Matters

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2021, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $250 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

In August 2015, a lawsuit was filed in Connecticut Superior Court entitled Richard T. O’Donnell, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from Equitable Financial, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that Equitable Financial implemented the volatility management strategy in violation of applicable law. Plaintiff seeks an award of damages individually and on a classwide basis, and costs and disbursements, including attorneys’ fees, expert witness fees and other costs. In 2015, the case was transferred to the Southern District of New York and, in 2018, transferred back to Connecticut Superior Court. In August 2019, the court granted Equitable Financial’s motion to strike, which sought dismissal of the complaint, and in September 2019, Plaintiff filed an Amended Class Action Complaint. Equitable Financial filed renewed motions to strike and to dismiss and for an entry of judgment in October 2019. In August 2020, the court granted Equitable Financial’s motion for entry of judgment. Plaintiff filed a notice of appeal and in February 2021, the appellate court reversed the entry of judgement and remanded the case to Connecticut Superior Court. We are vigorously defending this matter.

In February 2016, a lawsuit was filed in the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to Equitable Financial’s COI rate increase. In early 2016, Equitable Financial raised COI rates for certain UL policies issued between 2004 and 2008, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in Arizona in 2017 and consolidated with the Brach matter. The consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek: (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. In August 2020, the federal district court issued a decision certifying nationwide breach of contract and Section 4226 classes, and a New York State Section 349 class. Equitable Financial has commenced settlement discussions with the Brach class action plaintiffs through a non-binding mediation process. No assurances can be given about the outcome of that mediation process. Separately, a substantial number of policy owners have opted out of the Brach class action and are not participating in that mediation process. Most have not yet filed suit. Others filed suit previously. They include five other federal actions challenging the COI rate increase that are also pending against Equitable Financial and have been coordinated with the Brach action for the purposes of pre-trial activities. They contain allegations similar to those in the Brach action as well as additional allegations for violations of various states’ consumer protection statutes and common law fraud. Two actions are also pending against Equitable Financial in New York state court. Equitable Financial is vigorously defending each of these matters.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters. For example, among other matters, the Company has been cooperating with the U.S. Securities and Exchange Commission (the “SEC”) concerning the SEC’s investigation into the Company’s non-ERISA K-12 403(b) and 457 sales and disclosure practices. The Company has reached an agreement in principle, subject to agreement on documentation and approval by the SEC, to resolve that investigation, including the allegation that daily separate account and portfolio operating expenses disclosed in customer prospectuses and incorporated in the calculation of net investment portfolio results in quarterly account statements were not properly presented or referenced in those account statements. If approved, under the settlement, the Company would neither admit nor deny the allegations, prospectively modify the relevant account statements and cross-reference the relevant prospectus disclosures, and pay a civil monetary penalty of $50 million, to be distributed to plan participants. The Company has fully accrued for the cost of the settlement.

Obligations under Funding Agreements

Federal Home Loan Bank

As a member of the FHLB, Equitable Financial has access to collateralized borrowings. It also may issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require Equitable Financial to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Financial issues short-term funding agreements to the FHLB and uses the funds for asset, liability, and cash management purposes. Equitable Financial issues long-term funding agreements to the FHLB and uses the funds for spread lending purposes.

Entering into FHLB membership, borrowings and funding agreements requires the ownership of FHLB stock and the pledge of assets as collateral. Equitable Financial has purchased FHLB stock of $311 million and pledged collateral with a carrying value of $12.5 billion as of December 31, 2021.

Funding agreements are reported in policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Derivative and offsetting assets and liabilities” included in Note 4 of the Notes to these Consolidated Financial Statements. The table below summarizes the Company’s activity of funding agreements with the FHLB.

Change in FHLB Funding Agreements during the Year Ended December 31, 2021

	Outstanding Balance at December 31, 2020	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Outstanding Balance at December 31, 2021
	(in millions)
Short-term funding agreements:
Due in one year or less	$5,634	$59,846	$60,504	$377	$—	$5,353
Long-term funding agreements:
Due in years two through five	722	411	—	(377)	534	1,290
Due in more than five years	534	—	—	—	(534)	—

Total long-term funding agreements	1,256	411	—	(377)	—	1,290

Total funding agreements(1)	$6,890	$60,257	$60,504	$—	$—	$6,643

(1)

The $4 million and $7 million difference between the funding agreements carrying value shown in fair value table for December 31, 2021 and December 31, 2020, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

Funding Agreement-Backed Notes Program

Under the FABN program, Equitable Financial may issue funding agreements in U.S. dollar or foreign currencies to a Delaware special purpose statutory trust (the “Trust”) in exchange for the proceeds from issuances of fixed and floating rate medium-term marketable notes issued by the Trust from time to time (the “Trust Notes”). The funding agreements have matching interest, maturity and currency payment terms to the applicable Trust notes. The Company hedges the foreign currency exposure of foreign currency denominated funding agreements using cross currency swaps as discussed in Note 4 of the Notes to these Consolidated Financial Statements. As of May 2021, the maximum aggregate principal amount of Trust notes permitted to be outstanding at any one time is $10 billion. Funding agreements issued to the Trust, including any foreign currency transaction adjustments, are reported in policyholders’ account balances in the consolidated balance sheets. Foreign currency transaction adjustments to policyholder’s account balances are recognized in net income (loss) as an adjustment to interest credited to policyholders’ account balances and are offset in interest credited to policyholders’ account balances by a release of AOCI from deferred changes in fair value of designated and qualifying cross currency swap cash flow hedges. The table below summarizes Equitable Financial’s issuances of funding agreements under the FABN.

Change in FABN Funding Agreements during the Year Ended December 31, 2021

	Outstanding Balance at December 31, 2020	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Foreign Currency Transaction Adjustment	Outstanding Balance at December 31, 2021
	(in millions)
Short-term funding agreements:
Due in one year or less	$—	$—	$—	$—	$—	$—	$—
Long-term funding agreements:
Due in years two through five	1,150	3,450	—	—	—	—	4,600
Due in more than five years	800	1,359	—	—	—	(40)	2,119

Total long-term funding agreements	1,950	4,809	—	—	—	(40)	6,719

Total funding agreements(1)	$1,950	$4,809	$—	$—	$—	$(40)	$6,719

(1)

The $70 million and $11 million difference between the funding agreements notional value shown and carrying value table as of December 31, 2021 and December 31, 2020, respectively, reflects the remaining amortization of the issuance cost of the funding agreements and the foreign currency transaction adjustment.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. As of December 31, 2021, these arrangements include commitments by the Company to provide equity financing of $1.2 billion to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company had $17 million of undrawn letters of credit related to reinsurance as of December 31, 2021. The Company had $863 million of commitments under existing mortgage loan agreements as of December 31, 2021.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

17)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2021, 2020 and 2019, respectively, Equitable Financial’s statutory net income (loss) totaled $(865) million, $413 million and $3.9 billion. Statutory surplus, Capital stock and AVR totaled $6.5 billion and $6.8 billion as of December 31, 2021 and 2020, respectively. As of December 31, 2021, Equitable Financial, in accordance with various government and state regulations, had $54 million of securities on deposit with such government or state agencies.

Equitable Financial did not pay ordinary dividends during 2021 due to operating losses. In 2020 and 2019, Equitable Financial paid to its direct parent, which subsequently distributed such amount to Holdings, an ordinary shareholder dividend of $2.1 billion and $1.0 billion, respectively.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Financial is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

State insurance statutes also typically place restrictions and limitations on the amount of dividends or other distributions payable by insurance company subsidiaries to their parent companies, as well as on transactions between an insurer and its affiliates. Under the New York insurance laws, which are applicable to Equitable Financial, a domestic stock life insurer may not, without prior approval of the NYDFS, pay an ordinary dividend to its stockholders exceeding an amount calculated based on a statutory formula (“Ordinary Dividend”). Dividends in excess of this amount require the insurer to file a notice of its intent to declare the dividends with the NYDFS and obtain prior approval or non-disapproval from the NYDFS with respect to such dividends (“Extraordinary Dividend”). Due to a permitted statutory accounting practice agreed to with the NYDFS, Equitable Financial will need the prior approval of the NYDFS to pay the portion, if any, of any Ordinary Dividend that exceeds the Ordinary Dividend that Equitable Financial would be permitted to pay under New York insurance law absent the application of such permitted practice (such excess, the “Permitted Practice Ordinary Dividend”).

Applying the formulas above, Equitable Financial could pay an Ordinary Dividend of up to approximately $0.9 billion in 2022.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2021, EQ AZ Life Re holds $12.4 billion of assets in the EQ AZ Life Re Trust and letters of credit of $1.9 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

As of December 31, 2021, the following three prescribed and permitted practices resulted in net income (loss) and capital and surplus that is different from the statutory surplus that would have been reported had NAIC statutory accounting practices been applied.

Equitable Financial was granted a permitted practice by the NYDFS to apply SSAP 108, Derivatives Hedging Variable Annuity Guarantees on a retroactive basis from January 1, 2021 through June 30, 2021, after reflecting the impacts of our reinsurance transaction with Venerable. The permitted practice was amended to also permit Equitable Financial to adopt SSAP 108 prospectively as of July 1, 2021. Application of the permitted practice partially mitigates the Regulation 213 impact of the Venerable transaction on Equitable Financial’s statutory capital and surplus. The impact of the application of this permitted practice was an increase of approximately $1.4 billion in statutory special surplus funds and an increase of $1.4 billion in statutory net income as of December 31, 2021 and for the twelve-month period then ended, which will be amortized over 5 years for each of the retrospective and prospective components. The permitted practice also resets Equitable Financial’s unassigned surplus to zero as of June 30, 2021 to reflect the transformative nature of the Venerable transaction.

The NYDFS recognizes only SAP for determining and reporting the financial condition and results of operations of an insurance company, in order to determine its solvency under the New York State Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York. However, New York Regulation 213 (“Reg 213”), adopted in May of 2019 and as amended in February 2020 and March 2021, differs from the NAIC variable annuity reserve and capital framework. Reg 213 requires the Company to carry statutory basis reserves for its variable annuity contract obligations equal to the greater of those required under (i) the NAIC standard or (ii) a revised version of the NYDFS requirement in effect prior to the adoption of the first amendment for contracts issued prior to January 1, 2020, and for policies issued after that date a new standard that in current market conditions imposes more conservative reserving requirements for variable annuity contracts than the NAIC standard. NYDFS allows domicile companies a five year phase-in provision for Reg 213 reserves. As of December 31, 2021, Reg 213 reserves are phased in at 60%. The impact of the application of Reg 213 was a decrease of approximately $1.2 billion in statutory surplus and no impact in statutory net income as of December 31, 2021 and for the twelve-month period then ended.

The Company received approval from NYDFS for its proposed amended Plan of Operation for Separate Account No. 68 (“SA 68”) for our Structured Capital Strategies product and Separate Account No. 69 (“SA 69”) for our Equi-Vest product Structured Investment Option, to change the accounting basis of the two Separate Accounts from fair value to book value in accordance with Section 1414 of the Insurance Law. In order to facilitate this change and comply with Section 4240(a)(10), the Company also sought approval to amend the Plans to remove the requirement to comply with Section 4240(a)(5)(iii) and substitute it with a commitment to comply with Section 4240(a)(5)(i). Similarly, the Company updated the reserves section of each Plan to reflect the fact that Regulation 128 would no longer be applicable upon the change in accounting basis. The impact of the application was a decrease of approximately $513 million in statutory surplus and no impact in statutory net income as of December 31, 2021 and for the twelve-month period then ended.

As of December 31, 2020 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective as of December 31, 2020.

The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company’s capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

18)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests are presented in the table that follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Balance, beginning of period	$41	$39	$39
Net earnings (loss) attributable to redeemable noncontrolling interests	$—	$1	$5
Purchase/change of redeemable noncontrolling interests	$(13)	$1	$(5)

Balance, end of period	$28	$41	$39

19)	REVENUES FROM EXTERNAL CUSTOMERS

Revenue from external customers, by product, is shown in the table that follows:

	Year Ended December 31,
	2021	2020	2019
	(in millions)
Individual Variable Annuity Products
Premiums	$126	$165	$179
Fees(1)	2,364	2,555	2,615
Others	72	8	16

Total	$2,562	$2,728	$2,810

Employer- Sponsored
Premiums	$—	$—	$—
Fees	611	500	477
Others	5	4	4

Total	$616	$504	$481

Life Insurance Products
Premiums	$566	$587	$702
Fees	1,417	1,421	1,440
Others	7	23	21

Total	$1,990	$2,031	$2,163

Employee Benefit Products
Premiums	$40	$36	$35
Fees	—	—	—
Others	—	15	13

Total	$40	$51	$48

Other
Premiums	$18	$18	$20
Fees	16	13	12
Others	10	7	2

Total	$44	$38	$34

(1)	Excludes the amortization/capitalization of unearned revenue liability of $(13) million, $(14) million and $(35) million for the years ended December 31, 2021, 2020 and 2019, respectively.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2021

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$13,032	$15,214	$15,214
State, municipalities and political subdivisions	527	597	597
Foreign governments	1,124	1,152	1,152
Public utilities	5,965	6,260	6,260
All other corporate bonds	39,613	41,464	41,464
Residential mortgage-backed	82	90	90
Asset-backed	5,904	5,905	5,905
Commercial mortgage-backed	2,348	2,341	2,341
Redeemable preferred stocks	41	53	53

Total fixed maturities, AFS	68,636	73,076	73,076
Mortgage loans on real estate(2)	14,078	14,291	14,016
Policy loans	3,540	4,512	3,540
Other equity investments	2,538	2,759	2,759
Trading securities	340	379	379
Other invested assets	2,910	2,910	2,910

Total Investments	$92,042	$97,927	$96,680

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2021
Life insurance in-force	$388,520	$164,781	$31,971	$255,710	12.5%

Premiums:
Life insurance and annuities	$709	$170	$173	$712	24.3%
Accident and health	53	23	8	38	21.1%

Total premiums	$762	$193	$181	$750	24.1%

2020
Life insurance in-force	$389,576	$72,110	$32,289	$349,755	9.2%

Premiums:
Life insurance and annuities	$712	$127	$186	$771	24.1%
Accident and health	52	26	9	35	24.8%

Total premiums	$764	$153	$195	$806	24.1%

2019
Life insurance in-force	$392,420	$66,770	$31,699	$357,349	8.9%

Premiums:
Life insurance and annuities	$825	$99	$185	$911	20.3%
Accident and health	43	27	9	25	36.0%

Total premiums	$868	$126	$194	$936	20.7%

(1)	Includes amounts related to the discontinued group life and health business.